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                                                                    Exhibit 4(c)

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Flexible Nonstandardized Safe Harbor 401(k) Profit Sharing Plan
ADOPTION AGREEMENT
====================================================================================================================================
                                                   SECTION 1. EMPLOYER INFORMATION
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Name of Employer CAMCO FINANCIAL CORPORATION
                 -------------------------------------------------------------------------------------------------------------------

Address           6901 GLENN HIGHWAY
        ----------------------------------------------------------------------------------------------------------------------------

City              CAMBRIDGE                             State                   OH                 Zip    43725-9757
     -------------------------------------------------        -----------------------------------      -----------------------------

Telephone         740-435-2020               Employer's Federal Tax Identification Number        51-0110823
          ----------------------------------                                              ------------------------------------------

Type of Business (Check only one)   [ ] Sole Proprietorship    [ ] Partnership    [X]  C Corporation   [ ] S Corporation

[ ]  Other (Specify)
                    ----------------------------------------------------------------------------------------------------------------

[X]  Check here if Related Employers may participate in this Plan and attach a Related Employer Participation Agreement for each
     Related Employer who will participate in this Plan.

Business Code
              ----------------------

Name of Plan CAMCO FINANCIAL & SUBSIDIARIES SALARY SAVINGS PLAN
             -----------------------------------------------------------------------------------------------------------------------

Name of Trust (if different from Plan name)
                                            ----------------------------------------------------------------------------------------

Plan  Sequence  Number 002   Enter 001 if this is the first  qualified  plan the  Employer has ever  maintained,  enter 002
                       ----- if it is the second, etc.)

Trust Identification Number (if applicable)    31-1376398                               Account Number (optional)  60275
                                             --------------------------                                           ---------

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                                                       SECTION 2. EFFECTIVE DATES
                                                         Complete Parts A and B
------------------------------------------------------------------------------------------------------------------------------------

PART A.          GENERAL EFFECTIVE DATES (Check and Complete Option 1 or 2):
                 OPTION 1: [ ]   This is the initial adoption of a profit sharing plan by the Employer.
                                 The Effective Date of this Plan is
                                                                    ----------------------------
                                 NOTE: The effective date is usually the first day of the Plan Year in which this Adoption Agreement is signed.
                 OPTION 2: [X]   This is an amendment and restatement of an existing profit sharing plan (a Prior Plan).
                                 The Prior Plan is initially effective on 11-16-1987.
                                                                         --------------------------
                                 The Effective Date of this amendment and restatement is 11-01-2001 .
                                 NOTE: The effective date is usually the first day of the Plan Year in which this Adoption Agreement is signed.

PART B.          COMMENCEMENT OF ELECTIVE DEFERRALS:

                 Elective Deferrals may commence on                   .
                                                    ------------------
                 NOTE: This date may be no earlier than the date this Adoption  Agreement is signed because Elective Deferrals cannot be made retroactively.

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                                                    SECTION 3. RELEVANT TIME PERIODS
                                                       Complete Parts A through C
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PART A.          EMPLOYER'S FISCAL YEAR:

                 The Employer's fiscal year ends (Specify month and date)     12-31
                                                                         --------------
PART B.          PLAN YEAR MEANS:
                 OPTION 1: [ ]   The 12-consecutive month period which coincides with the Employer's fiscal year.
                 OPTION 2: [X]   The calendar year.
                 OPTION 3: [ ]   Other 12-consecutive month period (Specify)
                 NOTE: If no option is selected, Option 1 will be deemed to be selected.
                 If the initial Plan Year is less than 12 months (a short Plan Year) specify such Plan year's beginning and ending dates.
                 -------------------------------------------------------------------------------------------------------------------
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PART C.          LIMITATION YEAR MEANS:
                 OPTION 1: [ ]   The Plan Year.
                 OPTION 2: [X]   The calendar year.
                 OPTION 3: [ ]   Other 12-consecutive month period (Specify)
                 NOTE: If no option is selected, Option 1 will be deemed to be selected.

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                                                 SECTION 4. ELIGIBILITY REQUIREMENTS
                                                     Complete Parts A through G
------------------------------------------------------------------------------------------------------------------------------------

PART A.          YEARS OF ELIGIBILITY SERVICE REQUIREMENT:
                 1.    ELECTIVE DEFERRALS.
                       An Employee will be eligible to become a Contribution Participant in the Plan (and thus be eligible to make
                       Elective Deferrals) and receive Matching Contributions (including Qualified Matching contributions, if
                       applicable) after completing   1   (enter 0, 1 or any fraction less than 1) Years of Eligibility Service.
                                                    -----

                 2.    EMPLOYER PROFIT SHARING CONTRIBUTIONS.
                       An Employee will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit Sharing Contribution made pursuant to Section 10 of the Adoption Agreement after
                       completing   1   (enter 0, 1, 2 or any fraction less than 2) Years of Eligibility Service.
                                  -----

                 NOTE: If more than 1 year is selected for Item 2, the immediate 100% vesting schedule of Section 12 will automatically apply for contributions described in such item. If either item is left blank, the years of
                 Eligibility Service required for such item will be deemed to be 0. If a fraction is selected, an Employee will not be required to complete any specified number of Hours of Service to receive credit for a fractional year. If a single Entry Date is selected in Section 4, part G for an item, the Years of Eligibility Service required for such item cannot exceed 1.5 (.5 for Elective Deferrals).

PART B.          AGE REQUIREMENT:

                 1.    ELECTIVE DEFERRALS.

                       An Employee will be eligible to become a Contribution Participant (and thus be eligible to make Elective
                       Deferrals) and receive Matching Contributions (including Qualified Matching Contributions, if applicable)
                       after attaining age   0   (no more than 21).
                                           -----

                 2.    EMPLOYER PROFIT SHARING CONTRIBUTIONS.
                       An Employee will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit Sharing Contribution made pursuant to Section 10 of the Adoption Agreement after
                       attaining age   0  (no more than 21).
                                     -----

                       NOTE: If either of the above items in this Section 4, Part B is left blank, it will be deemed there is no age requirement for such item. If a single Entry Date is selected in Section 4, Part G for an item, no age requirement can exceed 20.5 for such item.

PART C.           EMPLOYEES EMPLOYED AS OF EFFECTIVE DATE:

                  Will all Employees employed as of the Effective Date of this Plan who have not otherwise met the requirements of
                  Part A or Part B above be considered to have met those requirements as of the Effective Date? Yes No
                  NOTE: If a box is not checked in this Section 4, Part C, "No" will be deemed to be selected.

PART D.           EXCLUSION OF CERTAIN CLASSES OF EMPLOYEES:

                  All Employees will be eligible to become Participants in the Plan except:

                  a.  [ ]   Those Employees included in a unit of Employees covered by a collective bargaining agreement between the
                            Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

                  b.  [ ]   Those Employees who are non-resident aliens (within the meaning of Section 7701(b)(1)(B) of the Code)
                            and who received no earned income (within the meaning of Section 911(d)(2) of the Code) from the
                            Employer which constitutes income from sources within the United States (within the meaning of Section
                            861(a)(3) of the Code).

                  c.  [ ]   Those Employees of a Related Employer that has not executed a Related Employer Participation Agreement.

                  d.  [ ]   Other (Define)
                                           ----------------------------------------------------------------------------------------
                            -------------------------------------------------------------------------------------------------------
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PART E.          ELECTION NOT TO PARTICIPATE:

                 May an Employee or a participant elect not to participate in this Plan pursuant to Section 2.08 of the Plan?

                 OPTION 1: [ ] Yes.
                 OPTION 2: [X] No.
                 NOTE:  If no option is selected, Option 2 will be deemed to be selected.

PART F.           HOURS REQUIRED FOR ELIGIBILITY PURPOSES:
                  1.   1000    Hours of Service (no more than 1,000) shall be required to constitute a Year of Eligibility Service.
                      ------

                 2.     500    Hours of Service (no more than 500 but less than the number specified in Section 4, Part F,
                      ------   Item 1, above) must be exceeded to avoid a Break in Eligibility Service.

                 3.    For purposes of determining Years of Eligibility Service, Employees shall be given credit for Hours of
                       Service with the following predecessor employer(s):  (Complete if applicable)

                       ------------------------------------------------------------------------------------------------------------
                       ------------------------------------------------------------------------------------------------------------

PART G.          ENTRY DATES:
                 The Entry Dates for participation shall be (Choose one):

                 OPTION 1: [ ] The first day of the Plan Year and the first day of the seventh month of the Plan Year.
                 OPTION 2: [X] Other (Specify)  FIRST DAY OF THE QUARTER COINCIDING WITH OR NEXT FOLLOWING THE DATE ON WHICH
                                                ----------------------------------------------------------------------------
                                                EMPLOYEE SATISFIES ELIGIBILITY REQUIREMENTS.
                                                ----------------------------------------------------------------------------

                 NOTE: If no option is selected, Option 1 will be deemed to be selected. Option 2 can be selected only if the eligibility requirements and Entry Dates are coordinated such that each Employee will become a Participant in the
                 Plan no later than the earlier of: (1) the first day of the Plan Year beginning after the date the Employee satisfies the age and service requirements of Section 410(a) of the Code; or (2) 6 months after the date the
                 Employee satisfies such requirements.


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                                              SECTION 5. METHOD OF DETERMINING SERVICE
                                                        Complete Part A or B
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PART A.          HOURS OF SERVICE EQUIVALENCIES:

                 Services will be determined on the basis of the method selected below. Only one method may be selected. The method selected will be applied to all Employees covered under the Plan. (Choose one):

                 OPTION 1: [X] On the basis of actual hours for which an Employee is paid or entitled to payment.

                 OPTION 2: [ ] On the basis of days worked. An Employee will be credited with 10 Hours of Service if under Section
                               1.24 of the Plan such Employee would be credited with at least 1 Hour of Service during the day.

                 OPTION 3: [ ] On the basis of weeks worked. An Employee will be credited with 45 Hours of Service if under Section
                               1.24 of the Plan such Employee would be credited with at least 1 Hour of Service during the week.

                 OPTION 4: [ ] On the basis of months worked. An Employee will be credited with 190 Hours of Service if under
                               Section 1.24 of the Plan such Employee would be credited with at least 1 Hour of Service during the month.

                 NOTE: If no option is selected, Option 1 will be deemed to be selected. This Section 5, Part A will not apply if the Elapsed Time method of Section 5, Part B is selected.

PART B.          ELAPSED TIME METHOD:

                 In lieu of tracking Hours of Service of Employees, will the elapsed time method described in Section 2.07 of the
                 Plan be used? (Choose one)

                 OPTION 1: [ ] No.

                 OPTION 2: [ ] Yes.

                 NOTE:  If no option is selected, Option 1 will be deemed to be selected.
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                                                    SECTION 6. ELECTIVE DEFERRALS
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PART A.          AUTHORIZATION OF ELECTIVE DEFERRALS:

                 Will Elective Deferrals be permitted under this Plan?  (Choose one)

                 OPTION 1: [X]   Yes.

                 OPTION 2: [ ]   No.

                 NOTE: If no option is selected, Option 1 will be deemed to be selected. Complete the remainder of Section 6 only if
                 Option 1 is selected.

PART B.          LIMITS ON ELECTIVE DEFERRALS:

                 If Elective Deferrals are permitted under the Plan, a Contributing Participant may elect under a salary reduction agreement to have his or her Compensation reduced by an amount as described below: (Choose one):

                 OPTION 1: [X]  An amount equal to a percentage of the Contributing Participant's Compensation from   1  % to
                                    15  % in increments of   1  %.                                                  -----
                                  -----                    -----

                 OPTION 2: [ ]  An amount of the Contribution Participant's Compensation not less than                     and not
                                 more than                            .                               ------------------
                                           ---------------------------

                 The amount of such reduction shall be contributed to the Plan by the Employer on behalf of the Contributing
                 Participant. For any taxable year, a Contributing Participant's Elective Deferrals shall not exceed the limit contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

PART C.          ELECTIVE DEFERRALS BASED ON BONUSES:

                 Instead of or in addition to making Elective Deferrals through payroll deduction, may a Contributing Participant elect to contribute to the Plan, as an Elective Deferral, part or all of a bonus rather than receive such bonus in cash? (Choose one)

                 OPTION 1: [ ]   Yes.

                 OPTION 2: [X]   No.

                 NOTE:  If no option is selected, Option 2 will be deemed to be selected.

PART D.          RETURN AS A CONTRIBUTING PARTICIPANT AFTER CEASING ELECTIVE DEFERRALS:

                 A Participant who ceases Elective Deferrals by revoking a salary reduction agreement may return as a Contributing
                 Participant as of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.

PART E.          CHANGING ELECTIVE DEFERRAL AMOUNTS:

                 A Contributing Participant may modify a salary reduction agreement to prospectively increase or decrease the amount of his or her Elective Deferrals as of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.

PART F.          CLAIMING EXCESS ELECTIVE DEFERRALS:

                 Participants who claim Excess Elective Deferrals for the preceding calendar year must submit their claims in writing to the Plan Administrator by (Choose one):

                 OPTION 1: [X]   March 1.

                 OPTION 2: [ ]   Other (Specify a date not later than April 15)
                                                                               ------------------------------------

                 NOTE:  If no option is selected, Option 1 will be deemed to be selected.
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                                                   SECTION 7. MATCHING CONTRIBUTIONS
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PART A.          AUTHORIZATION OF MATCHING CONTRIBUTIONS:

                 Will the Employer make Matching Contributions to the Plan on behalf of Qualifying Contributing Participants?
                 (Choose one)

                 OPTION 1: [X]  Yes, but only with respect to a Contributing Participant's Elective Deferrals.

                 OPTION 2: [ ]  Yes, but only with respect to a Participant's Nondeductible Employee Contributions.

                 OPTION 3: [ ]  Yes, with respect to both Elective Deferrals and Nondeductible Employee Contributions.

                 OPTION 4: [ ]  No.

                 NOTE: If no option is selected, Option 4 will be deemed to be selected. Complete the remainder of Section 7 only if Option 1, 2 or 3 is selected.

PART B.          MATCHING CONTRIBUTION FORMULA:

                 If the Employer will make Matching Contributions, then the amount of such Matching Contributions made on behalf of a Qualifying Contributing Participant each Plan year shall be (Choose one):

                 OPTION 1: [ ]  An amount equal to     % of such Contributing Participant's Elective Deferral (and/or Nondeductible
                                Employee Contribution, if applicable).

                 OPTION 2: [X]  An amount equal to the sum of 100 % of the portion of such Contributing Participant's Elective
                                Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed 3 % of the Contributing Participant's Compensation plus 50 % of the portion of such Contributing
                                Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which exceeds 3 % of the Contributing Participant's Compensation.

                 OPTION 3: [ ]  Such amount, if any, equal to that percentage of each Contributing participant's Elective Deferral
                                (and/or Nondeductible Employee Contribution, if applicable) which the Employer, in its sole discretion, determines from year to year.

                 OPTION 4: [ ]  Other Formula. (Specify)
                                                         -------------------------------------------------------------------------
                                                         -------------------------------------------------------------------------

                 NOTE: If Option 4 is selected, the formula specified can only allow Matching Contributions to be made with respect to a Contributing Participant's Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable).

PART C.          LIMIT ON MATCHING CONTRIBUTIONS:

                 Notwithstanding the Matching Contribution formula specified above, no Matching Contribution will be made with respect to a Contributing Participant's Elective Deferrals (and/or Nondeductible Employee Contributions, if
                 applicable) in excess of        or 5 % of such Contributing Participant's Compensation.
                                          ------
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PART D.          QUALIFYING CONTRIBUTING PARTICIPANTS:

                 A Contributing Participant who satisfies the eligibility requirements described in Section 4 will be a Qualifying
                 Contributing Participant and thus entitled to share in Matching Contributions for any Plan year only if the
                 Participant is a Contributing Participant and satisfies the following additional conditions (Check one or more
                 Options):

                 OPTION 1:  [X] No Additional Conditions.

                 OPTION 2:  [ ] Hours of Service Requirement.  The Contributing Participant completes at least __________ Hours of
                                Service during the Plan Year.  However, this condition will be waived for the following reasons
                                (Check at least one):

                                [ ] The Contributing Participant's Death.
                                [ ] The Contributing Participant's Termination of Employment after having incurred a Disability.
                                [ ] The Contributing Participant's Termination of Employment after having reached Normal Retirement
                                    Age.
                                [ ] This condition will not be waived.

                 OPTION 3:  [ ] Last Day Requirement.  The Participant is an Employee of the Employer on the last day of the Plan
                                Year. However, this condition will be waived for the following reasons (Check at least one):

                                [ ] The Contributing Participant's Death.
                                [ ] The Contributing Participant's Termination of Employment after having incurred a Disability.
                                [ ] The Contributing Participant's Termination of Employment after having reached Normal Retirement
                                    Age.
                                [ ] This condition will not be waived.

                 NOTE: If no option is selected, Option 1 will be deemed to be selected.


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                                            SECTION 8. QUALIFIED NONELECTIVE CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------

PART A.          AUTHORIZATION OF QUALIFIED NONELECTIVE CONTRIBUTIONS:

                 Will the Employer make Qualified Nonelective Contributions to the Plan?  (Choose one)

                 OPTION 1: [ ]  Yes

                 OPTION 2: [X]  No.

                 If the Employer elects to make Qualified Nonelective Contributions, then the amount, if any, of such contribution to the Plan for each Plan year shall be an amount determined by the Employer.

                 NOTE:  If no option is selected, Option 1 will be deemed to be selected.  Complete the remainder of Section 8 only if Option 1 is selected.

PART B.          PARTICIPANTS ENTITLED TO QUALIFIED NONELECTIVE CONTRIBUTIONS:

                 Allocations of Qualified Nonelective Contributions shall be made to the Individual Accounts of (Choose one):

                 OPTION 1: [ ]  Only Participants who are not Highly Compensated Employees.

                 OPTION 2: [ ]  All Participants.

                 NOTE: If no option is selected, Option 1 will be deemed to be selected.

PART C.          ALLOCATION OF QUALIFIED NONELECTIVE CONTRIBUTIONS:

                 Allocation of Qualified Nonelective Contributions to Participants entitled thereto shall be made (Choose one):

                 OPTION 1: [ ]  In the ratio which each Participant's Compensation for the Plan year bears to the total Compensation of all Participants for such Plan year.

                 OPTION 2: [ ]  In the ratio which each participant's Compensation not in excess of ______ for the Plan Year bears to the total Compensation of all Participants not in excess of ______ for such Plan Year.

                 NOTE:  If no option is selected, Option 1 will be deemed to be selected.
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                                              SECTION 9. QUALIFIED MATCHING CONTRIBUTIONS
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PART A.          AUTHORIZATION OF QUALIFIED MATCHING CONTRIBUTIONS:

                 Will the Employer make Qualified Matching Contributions to the Plan on behalf of Qualifying Contributing
                 Participants? (Choose One)

                 OPTION 1: [ ] Yes, but only with respect to a Contributing Participant's Elective Deferrals.

                 OPTION 2: [ ] Yes, but only with respect to a Participant's Nondeductible Employee Contributions.

                 OPTION 3: [ ] Yes, with respect to Elective Deferrals and Nondeductible Employee Contributions.

                 OPTION 4: [X] No.

                 NOTE:  If no option is selected, Option 3 will be deemed to be selected.  Complete the remainder of Section 9 only if Option 1, 2 or 3 is selected.

PART B.          QUALIFIED MATCHING CONTRIBUTION FORMULA:

                 If the Employer will make Qualified Matching Contributions, then the amount of such Qualified Matching
                 Contributions made on behalf of a Qualifying Contributing Participant each Plan year shall be (Choose one):

                 OPTION 1: [ ] An amount equal to ______% of such Contributing Participant's Elective Deferral (and/or Nondeductible
                               Employee contribution, if applicable).

                 OPTION 2: [ ] An amount equal to the sum of ______% of the portion of such Contributing Participant's Elective
                               Deferral (and/or Nondeductible Employee Contribution, if applicable) which does not exceed ______% of the Contributing Participant's Compensation plus ______% of the portion of such Contributing
                               Participant's Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which exceeds ______% of the Contributing Participant's Compensation.

                 OPTION 3: [ ] Such amount, if any, as determined by the Employer in its sole discretion, equal to that percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each
                               Contributing Participant entitled thereto which would be sufficient to cause the Plan to satisfy the
                               Actual Contribution Percentage tests (described in Section 11.402 of the Plan) for the Plan Year.

                 OPTION 4: [ ] Other Formula (Specify)
                                                      -----------------------------------------------------------------------------
                                                      -----------------------------------------------------------------------------

                 NOTE:  If no option is selected, Option 3 will be deemed to be selected.

PART C.          PARTICIPANTS ENTITLED TO QUALIFIED MATCHING CONTRIBUTIONS:

                               Qualified Matching Contributions, if made to the Plan, will be made on behalf of (Choose one):

                 OPTION 1: [ ] Only Contributing Participants who make Elective Deferrals who are not Highly Compensated Employees.

                 OPTION 2: [ ] All Contributing Participants who make Elective Deferrals.

                 NOTE:  If no option is selected, Option 1 will be deemed to be selected.

PART D.          LIMIT ON QUALIFIED MATCHING CONTRIBUTIONS:

                 Notwithstanding the Qualified Matching Contribution formula specified above, the Employer will not match a
                 Contributing Participant's Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) in excess of _____ or _____ % of such Contributing Participant's Compensation.


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                                           SECTION 10. EMPLOYER PROFIT SHARING CONTRIBUTIONS
                                                       Complete Parts A, B and C
------------------------------------------------------------------------------------------------------------------------------------

PART A.          CONTRIBUTION FORMULA:
                 For each Plan Year the Employer will contribute an Amount to be determined from year to year.

PART B.          ALLOCATION FORMULA (Choose One):

                 OPTION 1: [X] Pro Rata Formula. Employer Profit Sharing Contributions shall be allocated to the Individual Accounts of Qualifying Participants in the ratio that each Qualifying Participant's Compensation for the Plan
                               Year bears to the total Compensation of all Qualifying Participants for the Plan Year.

                 OPTION 2: [ ] Integrated Formula. Employer Profit Sharing Contributions shall be allocated as follows (Start with
                               Step 3 if this Plan is not a Top-Heavy Plan):

                               Step 1. Employer Profit Sharing Contributions shall first be allocated pro rata to Qualifying
                                       Participants in the manner in Section 10, Part B, Option 1. The percent so allocated shall not exceed 3% of each Qualifying Participant's Compensation.

                               Step 2. Any Employer Profit Sharing contributions remaining after the allocation in Step 1 shall be allocated to each Qualifying Participant's Individual Account in the ratio that each
                                       Qualifying Participant's Compensation for the Plan Year in excess of the integration level bears to all Qualifying Participants' Compensation in excess of the integration level, but not in excess of 3%.

                               Step 3. Any Employer Profit Sharing contributions remaining after the allocation in Step 2 shall be allocated to each Qualifying Participant's Individual Account in the ratio that the sum of each Qualifying Participant's total Compensation and Compensation in excess of the integration level bears to the sum of all Qualifying Participants' total Compensation and
                                       Compensation in excess of the integration level, but not in excess of the profit sharing maximum disparity rate as described in Section 3.01(B)(3) of the Plan.

                               Step 4. Any Employer Profit Sharing Contributions remaining after the allocation in Step 3 shall be allocated pro rata to Qualifying Participants in the manner described in Section 10, Part B,
                                       Option 1.

                               The integration level shall be (Choose one):
                               SUBOPTION (a):  [ ] The Taxable Wage Base.
                               SUBOPTION (b):  [ ] _________________________ (a dollar amount less than the Taxable Wage Base).
                               SUBOPTION (c):  [ ] ______% (not more than 100%) of the Taxable Wage Base.
                               NOTE:   If no option is selected, Suboption (a) will be deemed to be selected.

                 NOTE:  If no option is selected, Option 1 will be deemed to be selected.

PART C.          QUALIFYING PARTICIPANTS:

                 A Participant will be a Qualifying Participant and thus entitled to share in the Employer Profit Sharing
                 Contribution for any Plan Year only if the Participant is a Participant on at least one day of such Plan Year and satisfies the following additional conditions (Check one or more Options):

                 OPTION 1: [ ] No Additional Conditions.

                 OPTION 2: [X] Hours of Service Requirement.  The Participant completes at least 1000 Hours of Service during the Plan Year.  However, this condition will be waived for the following reasons (Check at least one):
                               [X] The Participant's Death.
                               [X] The Participant's Termination of Employment after having incurred a Disability.
                               [X] The Participant's Termination of Employment after having reached Normal Retirement Age.
                               [ ] This condition will not be waived.

                 OPTION 3: [X] Last Day Requirement.  The Participant is an Employee of the Employer on the last day of the Plan
                               Year.  However, this condition will be waived for the following reasons (Check at least one):
                               [X] The Participant's Death.
                               [X] The Participant's Termination of Employment after having incurred a Disability.
                               [X] The Participant's Termination of Employment after having reached Normal Retirement Age.
                               [ ] This condition will not be waived.

                 NOTE: If no option is selected, Option 1 will be deemed to be selected.
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                                                       SECTION 11. COMPENSATION
                                                      Complete Parts A through E
------------------------------------------------------------------------------------------------------------------------------------

PART A.          BASIC DEFINITION:

                 Compensation will mean all of each Participant's (Choose one):

                 OPTION 1: [X]   W-2 wages.

                 OPTION 2: [ ]   Section 3401(a) wages.

                 OPTION 3: [ ]   415 safe-harbor compensation.

                 NOTE: If no option is selected, Option 1 will be deemed to be selected.

PART B.          MEASURING PERIOD FOR COMPENSATION:

                 Compensation shall be determined over the following applicable period (Choose One):

                 OPTION 1: [X]   The Plan Year.

                 OPTION 2: [ [   The calendar year ending with or within the Plan Year.

                 NOTE:  If no option is selected, Option 1 will be deemed to be selected.

PART C.          INCLUSION OF ELECTIVE DEFERRALS:

                 Does Compensation include Employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under Sections 125, 402(e)(3), 402(h)(1)(B) and 403(b) of the Code?

                 [X]  Yes     [ ] No

                 NOTE: If neither box is checked, "Yes" will be deemed to be selected.

PART D.          PRE-ENTRY DATE COMPENSATION:

                 For the Plan Year in which an Employee enters the Plan, the Employee's Compensation which shall be taken into account for purposes of the Plan shall be (Choose one):

                 OPTION 1: [ ] The Employee's Compensation only from the time the Employee became a Participant in the Plan.

                 OPTION 2: [X] The Employee's Compensation for the whole of such Plan Year.

                 NOTE:  If no option is selected, Option 1 will be deemed to be selected.

PART E.          EXCLUSIONS FROM COMPENSATION:

                 Compensation shall not include the following (Check any that apply):

                 [ ]  Bonuses    [ ] Commissions
                 [ ]  Overtime   [X] Other (Specify)         SEE ATTACHED ADDENDUM
                                                      -----------------------------------------------------------------------------
                                                      -----------------------------------------------------------------------------

                 NOTE:  No exclusions from Compensation are permitted if the integrated allocation formula in Section 10, Part B is selected.

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                                                  SECTION 12. VESTING AND FORFEITURES
                                                      Complete Parts A through G
------------------------------------------------------------------------------------------------------------------------------------

PART A.          VESTING SCHEDULE FOR EMPLOYER PROFIT SHARING CONTRIBUTIONS. A Participant shall become Vested in his or her
                 Individual Account derived from Profit Sharing Contributions made pursuant to Section 10 of the Adoption Agreement as follows (Choose one):

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
====================================================================================================================================
  YEARS OF                                                     VESTED PERCENTAGE
VESTING SERVICE        Option 1 [ ]       Option 2 [X]  Option 3 [ ]       Option 4  [ ]      Option 5 [ ]  (Complete if Chosen)
------------------------------------------------------------------------------------------------------------------------------------
      1                    0%                0%             100%                  0%                     %
                                                                                              ----------
      2                    0%               20%             100%                  0%                     %
                                                                                              ----------
      3                    0%               40%             100%                 20%                     %     (not less than 20%)
                                                                                              ----------
      4                    0%               60%             100%                 40%                     %     (not less than 40%)
                                                                                              ----------
      5                  100%               80%             100%                 60%                     %     (not less than 60%)
                                                                                              ----------
      6                  100%              100%             100%                 80%                     %     (not less than 80%)
                                                                                              ----------
      7                  100%              100%             100%                100%                     %     (not less than 100%)
                                                                                              ----------
NOTE:  If no option is selected, Option 3 will be deemed to be selected.
====================================================================================================================================


PART B.        VESTING SCHEDULE FOR MATCHING CONTRIBUTIONS. A Participant shall become Vested in his or her Individual Account derived from Matching Contributions made pursuant to Section 7 of the Adoption Agreement as follows (Choose one):


====================================================================================================================================
      YEARS OF                                                     VESTED PERCENTAGE
   VESTING SERVICE        Option 1 [ ]      Option 2 [ ]     Option 3 [X]         Option 4 [ ]       Option 5 (Complete if Chosen)
------------------------------------------------------------------------------------------------------------------------------------
        1                     0%                0%             100%                   0%                  %
                                                                                                 ---------
        2                     0%               20%             100%                   0%                  %
                                                                                                 ---------
        3                     0%               40%             100%                  20%                  %     (not less than 20%)
                                                                                                 ---------
        4                     0%               60%             100%                  40%                  %     (not less than 40%)
                                                                                                 ---------
        5                   100%               80%             100%                  60%                  %     (not less than 60%)
                                                                                                 ---------
        6                   100%              100%             100%                  80%                  %     (not less than 80%)
                                                                                                 ---------
        7                   100%              100%             100%                 100%                  %     (not less than 100%)
                                                                                                 ---------
NOTE:  If no option is selected, Option 3 will be deemed to be selected.

====================================================================================================================================


PART C.        HOURS REQUIRED FOR VESTING PURPOSES:
               1.       1000    Hours of Service (no more than 1,000) shall be required to constitute a Year of Vesting Service.
                     ---------
               2.       500     Hours of Service (no more than 500 but less than the number specified in Section 12, Part C, Item 1,
                     ---------
                   above) must be exceeded to avoid a Break in Vesting Service.

               3.  For purposes of determining Years of Vesting Service, Employees shall be given credit for Hours of Service with the following predecessor employer(s):  (Complete if applicable)
                   COLUMBIA FEDERAL SAVINGS BANK
                   ----------------------------------------------------------------------------------------------------------------
                   ----------------------------------------------------------------------------------------------------------------

PART D.        EXCLUSION OF CERTAIN YEARS OF VESTING SERVICE:

               All of an Employee's Years of Vesting Service with the Employer are counted to determine the vesting percentage in the Participant's Individual Account except (Check any that apply):

               [X]    Years of Vesting Service before the Employee reaches age 18.

               [ ]    Years of Vesting Service before the Employer maintained this Plan or a predecessor plan.

PART E.        ALLOCATION OF FORFEITURES OF EMPLOYER PROFIT SHARING CONTRIBUTIONS:

               Forfeitures of Employer Profit Sharing contributions shall be (Choose one):

               OPTION  1: [X]  Allocated to the Individual Accounts of the Participants specified below in the manner as described in Section 10, Part B (for Employer Profit Sharing Contributions)

                               The Participants entitled to receive allocations of such Forfeitures shall be (Choose one):

                               SUBOPTION  (a): [X] Only Qualifying Participants.
                               SUBOPTION  (b): [ ] All Participants.

               OPTION  2: [ ]  Applied to reduce Employer Profit Sharing Contributions (Choose one):

                               SUBOPTION  (a): [X] For the Plan Year for which the Forfeiture arises.
                               SUBOPTION  (b): [ ] For any Plan Year subsequent to the Plan Year for which the Forfeiture arises.

               OPTION  3: [ ]  Applied first to the payment of the Plan's administrative expenses and any excess applied to reduce Employer Profit Sharing Contributions (Choose one):

                               SUBOPTION  (a): [X] For the Plan Year for which the Forfeiture arises.
                               SUBOPTION  (b): [ ] For any Plan Year subsequent to the Plan Year for which the Forfeiture arises.

               NOTE: If no option is selected, Option 1 and Suboption (a) will be deemed to be selected.

                                                                        Page 11

PART F.        ALLOCATION OF FORFEITURES OF MATCHING CONTRIBUTIONS:

               Forfeitures of Matching Contributions shall be (Choose one):

               OPTION 1:  [ ]  Allocated, after all other Forfeitures under the Plan, to each Participants Individual Account in the ratio which each Participant's Compensation for the Plan Year bears to the total Compensation of all
                               Participants for such Plan Year.

                               The Participants entitled to receive allocations of such Forfeitures shall be (Choose one):
                               SUBOPTION (a):  [ ] Only Qualifying Contributing Participants.
                               SUBOPTION (b):  [ ] Only Qualifying Participants.
                               SUBOPTION (c):  [ ] All Participants.

               OPTION 2:  [ ]  Applied to reduce Matching Contributions (Choose one):
                               SUBOPTION (a):  [ ] For the Plan Year for which the Forfeiture arises.
                               SUBOPTION (b):  [ ] For any Plan Year subsequent to the Plan Year for which the Forfeiture arises.

               OPTION 3:  [ ]  Applied first to the payment of the Plan's administrative expenses and any excess applied to reduce
                               Matching Contributions (Choose one):

                               SUBOPTION (a):  [ ] For the Plan Year for which the Forfeiture arises.
                               SUBOPTION (b):  [ ] For any Plan Year subsequent to the Plan Year for which the Forfeiture arises.

               NOTE: If no option is selected, Option I and Suboption (a) will be deemed to be selected.

PART G.        ALLOCATION OF FORFEITURES OF EXCESS AGGREGATE CONTRIBUTIONS:

               Forfeitures of Excess Aggregate Contributions shall be (Choose one):

               OPTION 1:  [ ]  Allocated, after all other Forfeitures under the Plan, to each Contributing Participants Matching
                               Contribution account in the ratio which each Contributing Participant's Compensation for the Plan
                               Year bears to the total Compensation of all Contributing Participants for such Plan Year. Such
                               Forfeitures will not be allocated to the account of any Highly Compensated Employee.

               OPTION 2:  [X]  Applied to reduce Matching Contributions (Choose one):

                               SUBOPTION (a):  [ ] For the Plan Year for which the Forfeiture arises.
                               SUBOPTION (b):  [X] For any Plan Year subsequent to the Plan Year for which the Forfeiture arises.

               OPTION 3:  [ ]  Applied first to the payment of the Plan's administrative expenses and any excess applied to reduce
                               Matching Contributions (Choose one):

                               SUBOPTION (A): For the Plan Year for which the Forfeiture arises.
                               SUBOPTION (B):  For any Plan Year subsequent to the Plan Year for which the Forfeiture arises.

               NOTE: If no option is selected, Option 1 and Suboption (a) will be deemed to be selected.

------------------------------------------------------------------------------------------------------------------------------------
                                     SECTION 13. NORMAL RETIREMENT AGE AND EARLY RETIREMENT AGE
------------------------------------------------------------------------------------------------------------------------------------

PART A.        THE NORMAL RETIREMENT AGE UNDER THE PLAN SHALL BE (Check and complete one option):

               OPTION 1:  [X] Age 65.

               OPTION 2:  [ ] Age ______ (not to exceed 65).

               OPTION 3:  [ ] The later of age ______ (not to exceed 65) or the ______ (not to exceed 5th) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

               NOTE: If no option is selected, Option 1 will be deemed to be selected.


PART B. EARLY RETIREMENT AGE (Choose one option):

               OPTION 1:  [X] An Early Retirement Age is not applicable under the Plan.

               OPTION 2:  [ ] Age ________________ (not less than 55 nor more than 65).

               OPTION 3:  [ ] A Participant satisfies the Plan's Early Retirement Age conditions by attaining age ____________
                              (not less than 55) and completing Years of Vesting Service.

               NOTE: If no option is selected, Option 1 will be deemed to be selected.

------------------------------------------------------------------------------------------------------------------------------------
                                                      SECTION 14. DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTABLE EVENTS.  ANSWER EACH OF THE FOLLOWING ITEMS.

A.        Termination of Employment Before Normal Retirement Age. May a Participant who has
          not reached Normal Retirement Age request a distribution from the Plan?                         [X]   Yes      [ ]  No

B.        Disability. May a Participant who has incurred a Disability request a distribution from
          the Plan?                                                                                       [ ]   Yes      [X]  No

C.        Attainment of Normal Retirement Age. May a Participant who has attained Normal
          Retirement Age but has not incurred a Termination of Employment request a distribution
          from the Plan?                                                                                  [ ]   Yes      [X]  No

D.        Attainment of Age 59 1/2. Will Participants who have attained age 59 1/2be permitted to
          withdraw Elective Deferrals while still employed by the Employer?                               [X]   Yes      [ ]  No

E.        Hardship Withdrawals of Elective Deferrals. Will Participants be permitted to withdraw
          Elective Deferrals on account of hardship pursuant to Section 11.503 of the Plan?               [X]   Yes      [ ]  No

F.        In-Service Withdrawals. Will Participants be permitted to request a distribution during
          service pursuant to Section 6.01(A)(3) of the Plan?                                             [X]   Yes      [ ]  No

G.        Hardship Withdrawals. Will Participants be permitted to make hardship  withdrawals
          pursuant to Section 6.01(A)(4) of the Plan?                                                     [X]   Yes      [ ]  No

H.        Withdrawals of Rollover or Transfer Contributions. Will Employees be permitted  to
          withdraw their Rollover or Transfer Contributions at any time?                                  [ ]   Yes      [X]  No

NOTE: If a box is not checked for an item, "Yes" will be deemed to be selected for that item. Section 411(d)(6) of the Code prohibits the elimination of protected benefits. In general, protected benefits include the forms and timing of payout options. If the Plan is being adopted to amend and replace a Prior Plan that permitted a distribution option described above, you must answer
"Yes" to that item.

------------------------------------------------------------------------------------------------------------------------------------
                                               SECTION 15. JOINT AND SURVIVOR ANNUITY
------------------------------------------------------------------------------------------------------------------------------------

PART A.        RETIREMENT EQUITY ACT SAFE HARBOR:

               Will the safe harbor provisions of Section 6.05(F) of the Plan apply?  (Choose only one option)

               OPTION 1: [X]  Yes.

               OPTION 2: [ ]  No.

               NOTE: You must select "No" if you are adopting this Plan as an amendment and restatement of a Prior Plan that was subject to the joint and survivor annuity requirements.

PART B.        SURVIVOR ANNUITY PERCENTAGE:  (Complete only if your answer in Section 15, Part A is "No.")

               The survivor annuity portion of the Joint and Survivor Annuity shall be a percentage equal to ________% (at least 50%
               but no more than 100%) of the amount paid to the Participant prior to his or her death.

------------------------------------------------------------------------------------------------------------------------------------
                                             SECTION 16. OTHER OPTIONS

              Answer "Yes" or "No" to each of the following questions by checking the appropriate box. If a box is not checked for a question, the answer will be deemed to be "No."
------------------------------------------------------------------------------------------------------------------------------------

A.        Loans:  Will loans to Participants pursuant to Section 6.08 of the Plan be permitted?            [X]  Yes        [ ] No

B.        Insurance:  Will the Plan allow for the investment in insurance policies pursuant to
          Section 5.13 of the Plan?                                                                        [ ]  Yes        [X] No

C.        Employer Securities:  Will the Plan allow for the investment in qualifying Employer
          securities or qualifying Employer real property?                                                 [X]  Yes        [ ] No

D.        Rollover Contributions:  Will Employees be permitted to make rollover contributions to
          the Plan pursuant to Section 3.03 of the Plan?                                                   [X]  Yes        [ ] No

                                                                                                           [ ]  Yes, but only after
                                                                                                           becoming a Participant.
E.        Transfer Contributions:  Will Employees be permitted to make transfer contributions to
          the Plan pursuant to Section 3.04 of the Plan?                                                   [X]  Yes        [ ] No

                                                                                                           [ ]  Yes, but only after
                                                                                                            becoming a Participant.
F.        Nondeductible Employee Contributions:  Will Employees be permitted to make
          Nondeductible Employee Contributions pursuant to Section 11.305 of the Plan?                     [ ]  Yes        [X] No
          Check here if such contributions will be mandatory. [ ]

G.        Will Participants be permitted to direct the investment of their Plan assets pursuant to
          Section 5.14 of the Plan?                                                                        [X]  Yes        [ ] No


------------------------------------------------------------------------------------------------------------------------------------
                                                SECTION 17. LIMITATION ON ALLOCATIONS

                                                         More Than One Plan
------------------------------------------------------------------------------------------------------------------------------------

If you maintain or ever maintained another qualified plan in which any participant in this Plan is (or was) a Participant or could become a Participant, you must complete this section. You must also complete this section if you maintain a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, under which amounts are treated as annual additions with respect to any Participant in this Plan.

PART A.        INDIVIDUALLY DESIGNED DEFINED CONTRIBUTION PLAN:

               If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan:

               1. [ ] The provisions of Section 3.05(B)(1) through 3.05(B)(6) of the Plan will apply as if the other plan were a master or prototype plan.

               2. [ ] Other method. (Provide the method under which the plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion.)

                      -------------------------------------------------------------------------------------------------------------
                      -------------------------------------------------------------------------------------------------------------

PART B.        DEFINED BENEFIT PLAN

               If the Participant is or has ever been a participant in a defined benefit plan maintained by the Employer, the Employer will provide below the language which will satisfy the 1.0 limitation of Section 415(e) of the Code.

               1. [ ] If the projected annual addition to this Plan to the account of a Participant for any limitation year would cause the 1.0 limitation of Section 415(e) of the Code to be exceeded, the annual benefit of the defined benefit plan for such limitation year shall be reduced so that the 1.0 limitation shall be satisfied.

                      If it is not possible to reduce the annual benefit of the defined benefit plan and the projected annual addition to this Plan to the account of a Participant for a limitation year would cause the 1.0 limitation to be exceeded, the Employer shall reduce the Employer Contribution which is to be allocated to this Plan on behalf of such participant so that the 1.0 limitation will be satisfied. (The provisions of Section 415(e) of the Code are incorporated herein by reference under the authority of Section 1106(h) of the Tax Reform Act of 1986.)

               2. [ ] Other method. (Provide language describing another method.  Such language must preclude Employer discretion.)
                      -------------------------------------------------------------------------------------------------------------
                      -------------------------------------------------------------------------------------------------------------
                      -------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    SECTION 18. TOP-HEAVY MINIMUM
                                                       Complete Parts A and B
------------------------------------------------------------------------------------------------------------------------------------

PART A.        MINIMUM ALLOCATION OR BENEFIT:

               For any Plan Year with respect to which this Plan is a Top-Heavy Plan, any minimum allocation required pursuant to
               Section 3.01(E) of the Plan shall be made. (Choose one):

               OPTION 1: [X]  To this Plan.

               OPTION 2: [ ]  To the following other plan maintained by the Employer (Specify name and plan number of plan)

                              -----------------------------------------------------------------------------------------------------
                              -----------------------------------------------------------------------------------------------------

               OPTION 3: [ ]  In accordance with the method described on an attachment to this Adoption Agreement. (Attach language describing the method that will be used to satisfy Section 416 of the Code. Such method must preclude Employer discretion.)

               NOTE: If no option is selected, Option 1 will be deemed to be selected.

PART B.        TOP-HEAVY VESTING SCHEDULE:

               Pursuant to Section 6.01(C) of the Plan, the vesting schedule that will apply when this Plan is a Top-Heavy Plan
               (unless the Plan's regular vesting schedule provides for more rapid vesting) shall be (Choose one):

               OPTION 1: [ ]  6 Year  Graded.

               OPTION 2: [ ]  3 year Cliff.

               NOTE: If no option is selected, Option 1 will be deemed to be selected.

------------------------------------------------------------------------------------------------------------------------------------
                                                    SECTION 19. PROTOTYPE SPONSOR
------------------------------------------------------------------------------------------------------------------------------------

Name of Prototype Sponsor                    TRAVELERS INSURANCE COMPANY
                          -----------------------------------------------------------------------------------------------------

Address                    ONE TOWER SQUARE, HARTFORD, CT. 06183
         ----------------------------------------------------------------------------------------------------------------------

Telephone Number                      888-822-4710
                  -------------------------------------------------------------------------------------------------------------

PERMISSIBLE INVESTMENTS

The assets of the Plan shall be invested only in those investments described below (To be completed by the Prototype Sponsor):

                  ASSORTED MUTUAL FUNDS, BROKERAGE ACCOUNTS AND RELATED INVESTMENTS.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  SECTION 20. TRUSTEE OR CUSTODIAN
------------------------------------------------------------------------------------------------------------------------------------

OPTION   A:    [X]   Financial Organization as Trustee or Custodian

CHECK ONE:     [ ]   Custodian,       [X]  Trustee without full trust powers or,        [ ]  Trustee with full trust powers

Financial Organization   SEE ATTACHED ADDENDUM
                        -----------------------------------------------------------------------------------------------------------
Signature
          -------------------------------------------------------------------------------------------------------------------------
Type Name
          -------------------------------------------------------------------------------------------------------------------------


COLLECTIVE OR COMMINGLED FUNDS

List any collective or commingled funds maintained by the financial organization Trustee in which assets of the Plan may be invested
(Complete if applicable). COLLECTIVE TRUST FUNDS OF SALOMON SMITH BARNEY AND/OR THE TRAVELERS
                          ---------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

OPTION B:      [ ]  Individual Trustee(s)
Signature                                                           Signature
          -------------------------------------------------------             -----------------------------------------------------
Type Name                                                           Type Name
          -------------------------------------------------------             -----------------------------------------------------
Signature                                                           Signature
          -------------------------------------------------------             -----------------------------------------------------
Type name                                                           Type name
          -------------------------------------------------------             -----------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 SECTION 21. RELIANCE
------------------------------------------------------------------------------------------------------------------------------------

The Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the
Plan is qualified under Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate Key District office for a determination letter.


This Adoption Agreement may be used only in conjunction with Basic Plan Document No. 04.

------------------------------------------------------------------------------------------------------------------------------------
                                                   SECTION 22. EMPLOYER SIGNATURE
                                                Important: Please read before signing
------------------------------------------------------------------------------------------------------------------------------------

I am an authorized representative of the Employer named above and I state the following:

1.     I acknowledge that I have relied upon my own advisors regarding the completion of this Adoption Agreement and the legal tax implications of adopting this Plan.
2.     I understand that my failure to properly complete this Adoption Agreement may result in disqualification of the Plan.
3.     I understand that the Prototype Sponsor will inform me of any amendments made to the Plan and will notify me should it discontinue or abandon the Plan.
4.     I have received a copy of this Adoption Agreement and the corresponding Basic Plan Document.


Signature for Employer /s/ Richard Baylor                           Date Signed      October 24, 2001
                       ----------------------------                              ------------------------------------------------
Type Name         Richard Baylor                                    Title            President/CEO
          -----------------------------------------                              ------------------------------------------------

       ADDENDUM TO THE CAMCO FINANCIAL & SUBSIDIARIES SALARY SAVINGS PLAN
                AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2000

         SECTION 11, PART E. For the purpose of Profit Sharing Contributions, Compensation shall mean Gross Earnings minus Gross Bonuses and minus non-cash compensation.

         SECTION 14, PART F. Notwithstanding anything to the contrary contained in Section 14, Part F of the Adoption Agreement, Participants will be permitted to request a distribution during service pursuant to Section 6.01(A)(3) of the Plan only upon attainment of age 59 1/2 and only from those subaccounts in which they are 100% vested.

         SECTION 20, OPTION A. Smith Barney Corporate Trust Company shall serve as Trustee hereunder in accordance with the terms and conditions of the Smith Barney Corporate Trust Company Trust Agreement annexed hereto.

                                    AMENDMENT
                                     TO THE
                  CAMCO FINANCIAL & SUBSIDIARIES SALARY SAVINGS
                                 PLAN AND TRUST

This Amendment is made to the Camco Financial & Subsidiaries Salary Savings Plan and Trust (the "Plan"):

Camco Financial Corporation, at its May 22nd, 2001, meeting of the Board of directors, has, as the Plan Sponsor, resolved to add an additional Sub-Trustee to the Plan

FIRST: Smith Barney Corporate Trust Company's Directed Trustee duties shall no longer include any responsibility in connection with the voting of Camco Financial Corporation stock held within the Plan.

SECOND: Effective with the signing of this Plan Amendment and acknowledgement, the Chief Executive Officer of Camco Financial Corporation, as part of his or her job function, shall serve as a limited purpose discretionary Trustee of the Plan. The sole function of this Sub-Trustee is the responsibility to vote the Camco Financial Corporation stock held within the Plan. The Sub-Trustee's power and authority shall be governed by the terms of the Trust Agreement incorporated into Section 5 of the Plan's Basic Plan Document.


                         CAMCO FINANCIAL CORPORATION



                         BY: /s/ Richard C. Baylor
                             -------------------------------------------------
                                                    [your signature]

                                  Richard C. Baylor
                             -------------------------------------------------
                                                    [please print your name]

                                  President & CEO
                             -------------------------------------------------
                                                    [and your title]

Date:  May 22, 2001

Acknowledged and Accepted by:


/s/ Richard C. Baylor
--------------------------------------------------------------------------------
Chief Executive Officer of Camco Financial Corporation

                             BASIC PLAN DOCUMENT 04
                                TABLE OF CONTENTS


SECTION ONE:          Definitions..................................................................1
         1.01     Adoption Agreement...............................................................1
         1.02     Basic Plan Document..............................................................1
         1.03     Beneficiary......................................................................1
         1.04     Break In Eligibility Service.....................................................1
         1.05     Break In Vesting Service.........................................................1
         1.06     Code.............................................................................1
         1.07     Compensation.....................................................................1
         1.08     Custodian........................................................................3
         1.09     Disability.......................................................................3
         1.10     Early Retirement Age.............................................................3
         1.11     Earned Income....................................................................3
         1.12     Effective Date...................................................................3
         1.13     Eligibility Computation Period...................................................3
         1.14     Employee.........................................................................3
         1.15     Employer.........................................................................4
         1.16     Employer Contribution............................................................4
         1.17     Employment Commencement Date.....................................................4
         1.18     Employer Profit Sharing Contribution.............................................4
         1.19     Entry Dates......................................................................4
         1.20     ERISA............................................................................4
         1.21     Forfeiture.......................................................................4
         1.22     Fund.............................................................................4
         1.23     Highly Compensated Employee......................................................4
         1.24     Hours Of Service.................................................................5
         1.25     Individual Account...............................................................6
         1.26     Investment Fund..................................................................6
         1.27     Key Employee.....................................................................6
         1.28     Leased Employee..................................................................6
         1.29     Nondeductible Employee Contributions.............................................6
         1.30     Normal Retirement Age............................................................6
         1.31     Owner - Employee.................................................................6
         1.32     Participant......................................................................6
         1.33     Plan.............................................................................7
         1.34     Plan Administrator...............................................................7
         1.35     Plan Year........................................................................7
         1.36     Prior Plan.......................................................................7
         1.37     Prototype Sponsor................................................................7
         1.38     Qualifying Participant...........................................................7
         1.39     Related Employer.................................................................7
         1.40     Related Employer Participation Agreement.........................................7
         1.41     Self-Employed Individual.........................................................7
         1.42     Separate Fund....................................................................7
         1.43     Taxable Wage Base................................................................7
         1.44     Termination Of Employment........................................................7
         1.45     Top-Heavy Plan...................................................................7
         1.46     Trustee..........................................................................7
         1.47     Valuation Date...................................................................8
         1.48     Vested...........................................................................8
         1.49     Year Of Eligibility Service......................................................8
         1.50     Year Of Vesting Service..........................................................8

SECTION TWO:         Eligibility And Participation.................................................8
         2.01     Eligibility To Participate.......................................................8
         2.02     Plan Entry.......................................................................9
         2.03     Transfer To Or From Ineligible Class.............................................9
         2.04     Return As A Participant After Break In Eligibility Service.......................9
         2.05     Determinations Under This Section................................................9
         2.06     Terms Of Employment.............................................................10
         2.07     Special Rules Where Elapsed Time Method Is Being Used...........................10
         2.08     Election Not To Participate.....................................................10


SECTION THREE:        Contributions...............................................................11
         3.01     Employer Contributions..........................................................11
         3.02     Nondeductible Employee Contributions............................................14
         3.03     Rollover Contributions..........................................................14
         3.04     Transfer Contributions..........................................................14
         3.05     Limitation On Allocations.......................................................14

 SECTION FOUR:        Individual Accounts Of Participants And Valuation...........................19
         4.01     Individual Accounts.............................................................19
         4.02     Valuation Of Fund...............................................................19
         4.03     Valuation Of Individual Accounts................................................19
         4.04     Modification Of Method For Valuing Individual Accounts..........................20
         4.05     Segregation Of Assets...........................................................20
         4.06     Statement Of Individual Accounts................................................20

 SECTION FIVE:        Trustee Or Custodian........................................................20
         5.01     Creation Of Fund................................................................20
         5.02     Investment Authority............................................................20
         5.03     Financial Organization Custodian Or Trustee Without Full Trust Powers...........21
         5.04     Financial Organization Trustee With Full Trust Powers And Individual Trustee....22
         5.05     Division Of Fund Into Investment Funds..........................................23
         5.06     Compensation And Expenses.......................................................23
         5.07     Not Obligated To Question Data..................................................24
         5.08     Liability For Withholding On Distributions......................................24
         5.09     Resignation Or Removal Of Trustee (Or Custodian)................................24
         5.10     Degree Of Care - Limitations Of Liability.......................................24
         5.11     Indemnification Of Prototype Sponsor And Trustee (Or Custodian).................25
         5.12     Investment Managers.............................................................25
         5.13     Matters Relating To Insurance...................................................25
         5.14     Direction Of Investments By Participant.........................................26

  SECTION SIX:        Vesting And Distribution....................................................27
         6.01     Distribution To Participant.....................................................27
         6.02     Form Of Distribution To A Participant...........................................30
         6.03     Distributions Upon The Death Of A Participant...................................31
         6.04     Form Of Distribution To Beneficiary.............................................32
         6.05     Joint And Survivor Annuity Requirements.........................................32
         6.06     Distribution Requirements.......................................................36
         6.07     Annuity Contracts...............................................................40
         6.08     Loans To Participants...........................................................40
         6.09     Distribution In Kind............................................................42
         6.10     Direct Rollovers Of Eligible Rollover Distributions.............................42
         6.11     Procedure For Missing Participants Or Beneficiaries.............................42

SECTION SEVEN:        Claims Procedure............................................................43
         7.01     Filing A Claim For Plan Distributions...........................................43
         7.02     Denial Of Claim.................................................................43
         7.03     Remedies Available..............................................................43

SECTION EIGHT:        Plan Administrator..........................................................43
         8.01     Employer Is Plan Administrator..................................................43
         8.02     Powers And Duties Of The Plan Administrator.....................................43
         8.03     Expenses And Compensation.......................................................44
         8.04     Information From Employer.......................................................44

 SECTION NINE:       Amendment And Termination....................................................45
         9.01     Right Of Prototype Sponsor To Amend The Plan....................................45
         9.02     Right Of Employer To Amend The Plan.............................................45
         9.03     Limitation On Power To Amend....................................................45
         9.04     Amendment Of Vesting Schedule...................................................45
         9.05     Permanency......................................................................46
         9.06     Method And Procedure For Termination............................................46
         9.07     Continuance Of Plan By Successor Employer.......................................46
         9.08     Failure Of Plan Qualification...................................................46

   SECTION TEN:      Miscellaneous................................................................46
         10.01    State Community Property Laws...................................................46


         10.02    Headings........................................................................46
         10.03    Gender And Number...............................................................46
         10.04    Plan Merger Or Consolidation....................................................47
         10.05    Standard Of Fiduciary Conduct...................................................47
         10.06    General Undertaking Of All Parties..............................................47
         10.07    Agreement Binds Heirs, Etc......................................................47
         10.08    Determination Of Top-Heavy Status...............................................47
         10.09    Special Limitations For Owner-Employees.........................................49
         10.10    Inalienability Of Benefits......................................................49
         10.11    Cannot Eliminate Protected Benefits.............................................49

 SECTION ELEVEN:      401(k) Provisions...........................................................50
         11.100   Definitions.....................................................................50
         11.101   Actual Deferral Percentage (ADP)................................................50
         11.102   Aggregate Limit.................................................................50
         11.103   Average Contribution Percentage (ACP)...........................................50
         11.104   Contributing Participant........................................................50
         11.105   Contribution Percentage.........................................................50
         11.106   Contribution Percentage Amounts.................................................50
         11.107   Elective Deferrals..............................................................51
         11.108   Eligible Participant............................................................51
         11.109   Excess Aggregate Contributions..................................................51
         11.110   Excess Contributions............................................................51
         11.111   Excess Elective Deferrals.......................................................51
         11.112   Matching Contribution...........................................................52
         11.113   Qualified Nonelective Contributions.............................................52
         11.114   Qualified Matching Contributions................................................52
         11.115   Qualifying Contributing Participant.............................................52
         11.200   Contributing Participant........................................................52
         11.201   Requirements To Enroll As A Contributing Participant............................52
         11.202   Changing Elective Deferral Amounts..............................................52
         11.203   Ceasing Elective Deferrals......................................................52
         11.204   Return As A Contributing Participant After Ceasing Elective Deferrals...........53
         11.205   Certain One-Time Irrevocable Elections..........................................53
         11.300   Contributions...................................................................53
         11.301   Contributions By Employer.......................................................53
         11.302   Matching Contributions..........................................................53
         11.303   Qualified Nonelective Contributions.............................................53
         11.304   Qualified Matching Contributions................................................53
         11.305   Nondeductible Employee Contributions............................................54
         11.400   Nondiscrimination Testing.......................................................54
         11.401   Actual Deferral Percentage Test (ADP)...........................................54
         11.402   Limits On Nondeductible Employee Contributions And Matching Contributions.......55
         11.500   Distribution Provisions.........................................................57
         11.501   General Rule....................................................................57
         11.502   Distribution Requirements.......................................................57
         11.503   Hardship Distribution...........................................................57
         11.504   Distribution Of Excess Elective Deferrals.......................................58
         11.505   Distribution Of Excess Contributions............................................58
         11.506   Distribution Of Excess Aggregate Contributions..................................59
         11.507   Recharacterization..............................................................60
         11.508   Distribution Of Elective Deferrals If Excess Annual Additions...................60
         11.600   Vesting.........................................................................60
         11.601   100% Vesting On Certain Contributions...........................................60
         11.602   Forfeitures And Vesting Of Matching Contributions...............................60

QUALIFIED RETIREMENT PLAN AND TRUST
DEFINED CONTRIBUTION BASIC PLAN DOCUMENT

--------------------------------------------------------------------------------

SECTION ONE                DEFINITIONS
                           The following words and phrases when used in the Plan with initial capital letters shall, for the purpose of this Plan, have the meanings set forth below unless the context indicates that other meanings are intended:

         1.01              ADOPTION AGREEMENT
                           Means the document executed by the Employer through which it adopts the Plan and Trust and thereby agrees to be bound by all terms and conditions of the Plan and Trust.

         1.02              BASIC PLAN DOCUMENT
                           Means this prototype Plan and Trust document.

         1.03              BENEFICIARY
                           Means the individual or individuals designated pursuant to Section 6.03(A) of the Plan.

         1.04              BREAK IN ELIGIBILITY SERVICE
                           Means a 12 consecutive month period which coincides with an Eligibility Computation Period during which an Employee fails to complete more than 500 Hours of Service (or such lesser number of Hours of Service specified in the Adoption Agreement for this purpose).

         1.05              BREAK IN VESTING SERVICE
                           Means a Plan Year (or other vesting computation period described in Section 1.50) during which an Employee fails to complete more than 500 Hours of Service (or such lesser number of Hours of Service specified in the Adoption Agreement for this purpose).

         1.06              CODE
                           Means the Internal Revenue Code of 1986 as amended from time-to-time.

         1.07              COMPENSATION

                           A.       Basic Definition
                                    For Plan Years beginning on or after January
                                    1, 1989, the following definition of
                                    Compensation shall apply:

                                    As elected by the Employer in the Adoption
                                    Agreement (and if no election is made, W-2 wages will be deemed to have been selected), Compensation shall mean one of the following:

                                    1.   W-2 wages. Compensation is defined as
                                         information required to be reported
                                         under Sections 6041 and 6051, and 6052
                                         of the Code (Wages, tips and other
                                         compensation as reported on Form W-2).
                                         Compensation is defined as wages within
                                         the meaning of Section 3401(a) of the
                                         code and all other payments of
                                         compensation to an Employee by the
                                         Employer (in the course of the
                                         Employer's trade or business) for which
                                         the Employer is required to furnish the
                                         Employee a written statement under
                                         Sections 6041(d) and 6051 (a)(3), and
                                         6052 of the Code. Compensation must be
                                         determined without regard to any rules
                                         under Section 3401(a) that limit the
                                         remuneration included in wages based on
                                         the nature or location of the
                                         employment or the services performed
                                         (such as the exception for agricultural
                                         labor in Section 3401(a)(2)).

                                    2.   Section 3401(a) wages. Compensation is
                                         defined as wages within the meaning of
                                         Section 3401(a) of the Code, for the
                                         purposes of income tax withholding at
                                         the source but determined without
                                         regard to any rules that limit the
                                         remuneration included in wages based on
                                         the nature or location of the
                                         employment or the services performed
                                         (such as the exception for agricultural
                                         labor in Section 3401(a)(2)).

                                    3.   415 safe-harbor compensation.
                                         Compensation is defined as wages,
                                         salaries, and fees for professional
                                         services and other amounts received
                                         (without regard to whether or not an
                                         amount is paid in cash) for personal
                                         services actually rendered in the
                                         course of employment with the Employer
                                         maintaining the Plan to the extent that
                                         the amounts are includible in gross
                                         income (including, but not limited to,
                                         commissions paid salesmen, compensation
                                         for services on the basis of a
                                         percentage of profits, commissions on
                                         insurance premiums, tips, bonuses,
                                         fringe benefits, and reimbursements or
                                         other expense allowances under an
                                         unaccountable plan (as described in
                                         1.62-2(c)), and excluding the
                                         following:

                                        a.  Employer contributions to a plan of
                                            deferred compensation which are not
                                            includible in the Employee's gross
                                            income for the taxable year in which
                                            contributed, or employer
                                            contributions under a simplified
                                            employee pension plan to the extent
                                            such contributions are deductible by
                                            the Employee, or any distributions
                                            from a plan of deferred
                                            compensation;

                                        b.  Amounts realized from the exercise
                                            of a nonqualified stock option, or
                                            when restricted stock (or property)
                                            held by the Employee either becomes
                                            freely transferable or is no longer
                                            subject to a substantial risk of
                                            forfeiture;

                                        c.  Amounts realized from the sale,
                                            exchange or other disposition of
                                            stock acquired under a qualified
                                            option; and

                                        d.  Other amounts which received special
                                            tax benefits, or contributions made
                                            by the Employer (whether or not
                                            under a salary reduction agreement)
                                            towards the purchase of an annuity
                                            contract described in Section 403(b)
                                            of the Code (whether or not the
                                            contributions are actually
                                            excludable from the gross income of
                                            the Employee).

                           For any Self-Employed Individual covered under the Plan, Compensation will mean Earned Income.

                    B.     Determination Period And Other Rules
                           Compensation shall include only that Compensation which is actually paid to the Participant during the determination period. Except as provided elsewhere in this Plan, the determination period shall be the Plan Year unless the Employer has selected another period in the Adoption Agreement. If the Employer makes no election, the determination period shall be the Plan year.

                           Unless otherwise indicated in the Adoption Agreement, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code.

                           Where this Plan is being adopted as an amendment and restatement to bring a Prior Plan into compliance with the Tax Reform Act of 1986, such Prior Plan's definition of Compensation shall apply for Plan Years beginning before January 1, 1989.

                    C.     Limits On Compensation
                           For years beginning after December 31, 1988 and before January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any determination period shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under Section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990.

                           For Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000, as adjusted for increases in the cost-of-living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

                           If the period for determining Compensation used in calculating an Employee's allocation for a determination period is a short Plan Year (i.e., shorter than 12 months), the annual Compensation limit is an amount equal to the otherwise applicable annual Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is 12.

                           In determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level, if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation.

                           If Compensation for any prior determination period is taken into account in determining an Employee's allocations or benefits for the current determination period, the Compensation for such prior determination period is subject to the applicable annual Compensation limit in effect for that prior period. For this purpose, in determining allocations in Plan Years beginning on or after January 1, 1989, the annual Compensation limit in effect for determination periods beginning before that date is $200,000. In addition, in determining allocations in Plan Years beginning on or after January 1, 1994, the annual Compensation limit in effect for determination periods beginning before that date is $150,000.

         1.08              CUSTODIAN
                           Means an entity specified in the Adoption Agreement as Custodian or any duly appointed successor as provided in Section 5.09.

         1.09              DISABILITY
                           Unless the Employer has elected a different definition in the Adoption Agreement, Disability means the inability to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of such impairment shall be supported by medical evidence.

         1.10              EARLY RETIREMENT AGE
                           Means the age specified in the Adoption Agreement. The Plan will not have an Early Retirement Age if none is specified in the Adoption Agreement.

         1.11              EARNED INCOME
                           Means the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under Section 404 of the Code.

                           Net earnings shall be determined with regard to the deduction allowed to the Employer by Section 164(f) of the Code for taxable years beginning after December 31, 1989.

         1.12              EFFECTIVE DATE
                           Means the date the Plan becomes effective as indicated in the Adoption Agreement. However, as indicated in the Adoption Agreement, certain provisions may have specific effective dates. Further, where a separate date is stated in the Plan as of which a particular Plan provision becomes effective, such date will control with respect to that provision.

         1.13              ELIGIBILITY COMPUTATION PERIOD
                           An Employee's initial Eligibility Computation Period shall be the 12 consecutive month period commencing on the Employee's Employment Commencement Date. The Employee's subsequent Eligibility Computation Periods shall be the 12 consecutive month periods commencing on the anniversaries of his or her Employment Commencement Date; provided, however, if pursuant to the Adoption Agreement, an Employee is required to complete one or less Years of Eligibility Service to become a Participant, then his or her subsequent Eligibility Computation Periods shall be the Plan Years commencing with the Plan Year beginning during his or her initial Eligibility Computation Period. An Employee does not complete a Year of Eligibility Service before the end of the 12 consecutive month period regardless of when during such period the Employee completes the required number of Hours of Service.

         1.14              EMPLOYEE
                           Means any person employed by an Employer maintaining the Plan or of any other employer required to be aggregated with such Employer under Sections 414(b),
                           (c), (m) or (o) of the Code.

                           The term Employee shall also include any Leased Employee deemed to be an Employee of any Employer described in the previous paragraph as provided in
                           Section 414(n) or (o) of the Code.

         1.15              EMPLOYER
                           Means any corporation, partnership,
                           sole-proprietorship or other entity named in the Adoption Agreement and any successor who by merger, consolidation, purchase or otherwise assumes the obligations of the Plan. A partnership is considered to be the Employer of each of the partners and a sole-proprietorship is considered to be the Employer of a sole proprietor. Where this Plan is being maintained by a union or other entity that represents its member Employees in the negotiation of collective bargaining agreements, the term Employer shall mean such union or other entity.

         1.16              EMPLOYER CONTRIBUTION
                           Means the amount contributed by the Employer each year as determined under this Plan.

         1.17              EMPLOYMENT COMMENCEMENT DATE
                           An Employee's Employment Commencement date means the date the Employee first performs an Hour of Service for the Employer.

         1.18              EMPLOYER PROFIT SHARING CONTRIBUTION
                           Means an Employer Contribution made pursuant to the Section of the Adoption Agreement titled "Employer Profit Sharing Contributions." The Employer may make Employer Profit Sharing Contributions without regard to current or accumulated earnings or profits.

         1.19              ENTRY DATES
                           Means the first day of the Plan Year and the first day of the seventh month of the Plan Year, unless the Employer has specified different dates in the Adoption Agreement..

         1.20              ERISA
                           Means the Employee Retirement Income Security Act of 1974 as amended from time-to-time.

         1.21              FORFEITURE
                           Means that portion of a Participant's Individual Account derived from Employer Contributions which he or she is not entitled to receive (i.e., the nonvested portion).

         1.22              FUND
                           Means the Plan assets held by the Trustee for the Participants' exclusive benefit.

         1.23              HIGHLY COMPENSATED EMPLOYEE
                           The term Highly Compensated Employee includes highly compensated active employees and highly compensated former employees.

                           A highly compensated active employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year: (a) received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code); (b) received Compensation from the Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; or (c) was an officer of the Employer and received Compensation during such year that is greater than 50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code. The term Highly Compensated Employee also includes: (a) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most Compensation from the Employer during the determination year; and (b) Employees who are 5% owners at any time during the look-back year or determination year.

                           If no officer has satisfied the Compensation requirement of (c) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

                           For this purpose, the determination year shall be the Plan Year. The look-back year shall be the 12 month period immediately preceding the determination year.

                           A highly compensated former employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

                           If an Employee is, during a determination year or look-back year, a family member of either a 5% owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most Highly Compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the family member and the 5% owner or top 10 Highly Compensated Employee shall be aggregated. In such case, the family member and 5% owner or top 10 Highly Compensated Employee shall be treated as a single Employee receiving Compensation and Plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the family member and 5% owner or top 10 Highly Compensated Employee. For purposes of this Section, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

                           The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

         1.24              HOURS OF SERVICE - Means

                           A. Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours will be credited to the Employee for the computation period in which the duties are performed; and

                           B. Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service will be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which is incorporated herein by this reference; and

                           C. Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under paragraph (A) or paragraph (B), as the case may be, and under this paragraph (C). These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment is made.

                           D. Solely for purposes of determining whether a Break in Eligibility Service or a Break in Vesting Service has occurred in a computation period (the computation period for purposes of determining whether a Break in Vesting Service has occurred is the Plan Year or other vesting computation period described in Section 1.50), an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (1) in the Eligibility Computation Period or Plan Year or other vesting computation period described in
                                    Section 1.50 in which the absence begins if the crediting is necessary to prevent a Break in Eligibility Service or a Break in Vesting Service in the applicable period, or
                                    (2) in all other cases, in the following
                                    Eligibility Computation Period or Plan Year or other vesting computation period described in Section 1.50.

                           E. Hours of Service will be credited for employment with other members of an affiliated service group (under Section 414(m) of the Code), a controlled group of corporations (under Section 414(b) of the Code), or a group of trades or businesses under common control (under Section

                                    414(c) of the Code) of which the adopting
                                    Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Section 414(o) of the Code and the regulations thereunder.

                                    Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under Code Sections 414(n) or 414(o) and the regulations thereunder.

                           F. Where the Employer maintains the plan of a predecessor employer, service for such predecessor employer shall be treated as service for the Employer.

                           G. The above method for determining Hours of Service may be altered as specified in the Adoption Agreement.

         1.25              INDIVIDUAL ACCOUNT
                           Means the account established and maintained under this Plan for each Participant in accordance with
                           Section 4.01.

         1.26              INVESTMENT FUND
                           Means a subdivision of the Fund established pursuant to Section 5.05.

         1.27              KEY EMPLOYEE
                           Means any person who is determined to be a Key Employee under Section 10.08.

         1.28              LEASED EMPLOYEE
                           Means any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by Employees in the business field of the recipient Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer.

                           A Leased Employee shall not be considered an Employee of the recipient if: (1) such employee is covered by a money purchase pension plan providing: (a) a nonintegrated employer contribution rate of at least 10% of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under
                           Section 125, Section 402(e)(3), Section 402(h)(1)(B) or Section 403(b) of the Code, (b) immediate participation, and (c) full and immediate vesting; and (2) Leased Employees do not constitute more than 20% of the recipient's nonhighly compensated work force.

         1.29              NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS
                           Means any contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

         1.30              NORMAL RETIREMENT AGE
                           Means the age specified in the Adoption Agreement. However, if the Employer enforces a mandatory retirement age which is less than the Normal Retirement Age, such mandatory age is deemed to be the Normal Retirement Age. If no age is specified in the Adoption Agreement, the Normal Retirement Age shall be age 65.

         1.31              OWNER - EMPLOYEE
                           Means an individual who is a sole proprietor, or who is a partner owning more than 10% of either the capital or profits interest of the partnership.

         1.32              PARTICIPANT
                           Means any Employee or former Employee of the Employer who has met the Plan's eligibility requirements, has entered the Plan and who is or may become eligible to receive a benefit of any type from this Plan or whose Beneficiary may be eligible to receive any such benefit.

         1.33              PLAN
                           Means the prototype defined contribution plan adopted by the Employer. The Plan consists of this Basic Plan Document plus the corresponding Adoption Agreement as completed and signed by the Employer.

         1.34              PLAN ADMINISTRATOR
                           Means the person or persons determined to be the Plan Administrator in accordance with Section 8.01.

         1.35              PLAN YEAR
                           Means the 12 consecutive month period which coincides with the Employer's fiscal year or such other 12 consecutive month period as is designated in the Adoption Agreement.

         1.36              PRIOR PLAN
                           Means a plan which was amended or replaced by adoption of this Plan document as indicated in the Adoption Agreement.

         1.37              PROTOTYPE SPONSOR
                           Means the entity specified in the Adoption Agreement that makes this prototype plan available to employers for adoption.

         1.38              QUALIFYING PARTICIPANT
                           Means a Participant who has satisfied the requirements described in Section 3.01(B)(2) to be entitled to share in any Employer Contribution (and Forfeitures, if applicable) for a Plan Year.

         1.39              RELATED EMPLOYER
                           Means an employer that may be required to be aggregated with the Employer adopting this Plan for certain qualification requirements under Sections 414(b), (c), (m) or (o) of the Code (or any other employer that has ownership in common with the Employer). A Related Employer may participate in this Plan if so indicated in the Section of the Adoption Agreement titled "Employer Information" or if such Related Employer executes a Related Employer Participation Agreement.

         1.40              RELATED EMPLOYER PARTICIPATION AGREEMENT
                           Means the agreement under this prototype Plan that a Related Employer may execute to participate in this Plan.

         1.41              SELF-EMPLOYED INDIVIDUAL
                           Means an individual who has Earned Income for the taxable year from the trade or business for which the Plan is established; also, an individual who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year.

         1.42              SEPARATE FUND
                           Means a subdivision of the Fund held in the name of a particular Participant representing certain assets held for that Participant. The assets which comprise a Participant's Separate Fund are those assets earmarked for him or her and those assets subject to the Participant's individual direction pursuant to
                           Section 5.14.

         1.43              TAXABLE WAGE BASE
                           Means, with respect to any taxable year, the contribution and benefit base in effect under Section 230 of the Social Security Act at the beginning of the Plan Year.

         1.44              TERMINATION OF EMPLOYMENT
                           A Termination of Employment of an Employee of an Employer shall occur whenever his or her status as an Employee of such Employer ceases for any reason other than death. An Employee who does not return to work for the Employer on or before the expiration of an authorized leave of absence from such Employer shall be deemed to have incurred a Termination of Employment when such leave ends.

         1.45              TOP-HEAVY PLAN
                           This Plan is a Top-Heavy Plan for any Plan Year if it is determined to be such pursuant to Section 10.08.

         1.46              TRUSTEE
                           Means an individual, individuals or corporation specified in the Adoption Agreement as Trustee or any duly appointed successor as provided in Section 5.09. Trustee shall mean Custodian in the event the financial organization named as Trustee does not have full trust powers.

         1.47              VALUATION DATE
                           Means the date or dates as specified in the Adoption Agreement. If no date is specified in the Adoption Agreement, the Valuation Date shall be the last day of the Plan Year and each other date designated by the Plan Administrator which is selected in a uniform and nondiscriminatory manner when the assets of the Fund are valued at their then fair market value.

         1.48              VESTED
                           Means nonforfeitable, that is, a claim which is unconditional and legally enforceable against the Plan obtained by a Participant or the Participant's Beneficiary to that part of an immediate or deferred benefit under the Plan which arises from a Participant's Years of Vesting Service.

         1.49              YEAR OF ELIGIBILITY SERVICE
                           Means a 12 consecutive month period which coincides with an Eligibility Computation Period during which an Employee completes at least 1,000 Hours of Service (or such lesser number of Hours of Service specified in the Adoption Agreement for this purpose). An Employee does not complete a Year of Eligibility Service before the end of the 12 consecutive month period regardless of when during such period the Employee completes the required number of Hours of Service.

         1.50              YEAR OF VESTING SERVICE
                           Means a Plan Year during which an Employee completes at least 1,000 Hours of Service (or such lesser number of Hours of Service specified in the Adoption Agreement for this purpose). Notwithstanding the preceding sentence, where the Employer so indicates in the Adoption Agreement, vesting shall be computed by reference to the 12 consecutive month period beginning with the Employee's Employment Commencement Date and each successive 12 month period commencing on the anniversaries thereof.

                           In the case of a Participant who has 5 or more consecutive Breaks in Vesting Service, all Years of Vesting Service after such Breaks in Vesting Service will be disregarded for the purpose of determining the Vested portion of his or her Individual Account derived from Employer Contributions that accrued before such breaks. Such Participant's prebreak service will count in vesting the postbreak Individual Account derived from Employer Contributions only if either:

                           (A) such Participant had any Vested right to any portion of his or her Individual Account derived from Employer Contributions at the time of his or her Termination of Employment; or

                           (B) upon returning to service, the number of consecutive Breaks in Vesting Service is less than his or her number of Years of Vesting Service before such breaks.

                                    Separate subaccounts will be maintained for the Participant's prebreak and postbreak portions of his or her Individual Account derived from Employer Contributions. Both subaccounts will share in the gains and losses of the Fund.

                                    Years of Vesting Service shall not include any period of time excluded from Years of Vesting Service in the Adoption Agreement.

                                    In the event the Plan Year is changed to a new 12-month period, Employees shall receive credit for Years of Vesting Service, in accordance with the preceding provisions of this definition, for each of the Plan Years (the old and new Plan Years) which overlap as a result of such change.

SECTION TWO                ELIGIBILITY AND PARTICIPATION

         2.01              ELIGIBILITY TO PARTICIPATE
                           Each Employee of the Employer, except those Employees who belong to a class of Employees which is excluded from participation as indicated in the Adoption Agreement, shall be eligible to participate in this Plan upon the satisfaction of the age and Years of Eligibility Service requirements specified in the Adoption Agreement.

         2.02              PLAN ENTRY

                           A. If this Plan is a replacement of a Prior Plan by amendment or restatement, each Employee of the Employer who was a Participant in said Prior Plan before the Effective Date shall continue to be a Participant in this Plan.

                           B. An Employee will become a Participant in the Plan as of the Effective Date if the Employee has met the eligibility requirements of Section 2.01 as of such date. After the Effective Date, each Employee shall become a Participant on the first Entry Date following the date the Employee satisfies the eligibility requirements of Section 2.01 unless otherwise indicated in the Adoption Agreement.

                           C. The Plan Administrator shall notify each Employee who becomes eligible to be a Participant under this Plan and shall furnish the Employee with the application form, enrollment forms or other documents which are required of Participants. The eligible Employee shall execute such forms or documents and make available such information as may be required in the administration of the Plan.

         2.03              TRANSFER TO OR FROM INELIGIBLE CLASS
                           If an Employee who had been a Participant becomes ineligible to participate because he or she is no longer a member of an eligible class of Employees, but has not incurred a Break in Eligibility Service, such Employee shall participate immediately upon his or her return to an eligible class of Employees. If such Employee incurs a Break in Eligibility Service, his or her eligibility to participate shall be determined by Section 2.04.

                           An Employee who is not a member of the eligible class of Employees will become a Participant immediately upon becoming a member of the eligible class provided such Employee has satisfied the age and Years of Eligibility Service requirements. If such Employee has not satisfied the age and Years of Eligibility Service requirements as of the date he or she becomes a member of the eligible class, such Employee shall become a Participant on the first Entry Date following the date he or she satisfies those requirements unless otherwise indicated in the Adoption Agreement.

         2.04              RETURN AS A PARTICIPANT AFTER BREAK IN ELIGIBILITY
                           SERVICE

                           A. Employee Not Participant Before Break - If an Employee incurs a Break in Eligibility Service before satisfying the Plan's eligibility requirements, such Employee's Years of Eligibility Service before such Break in Eligibility Service will not be taken into account.

                           B. Nonvested Participants - In the case of a Participant who does not have a Vested interest in his or her Individual Account derived from Employer Contributions, Years of Eligibility Service before a period of consecutive Breaks in Eligibility Service will not be taken into account for eligibility purposes if the number of consecutive Breaks in Eligibility Service in such period equals or exceeds the greater of 5 or the aggregate number of Years of Eligibility Service before such break. Such aggregate number of Years of Eligibility Service will not include any Years of Eligibility Service disregarded under the preceding sentence by reason of prior breaks.

                                    If a Participant's Years of Eligibility
                                    Service are disregarded pursuant to the
                                    preceding paragraph, such Participant will be treated as a new Employee for eligibility purposes. If a Participant's Years of Eligibility Service may not be disregarded pursuant to the preceding paragraph, such Participant shall continue to participate in the Plan, or, if terminated, shall participate immediately upon reemployment.

                           C. Vested Participants - A Participant who has sustained a Break in Eligibility Service and who had a Vested interest in all or a portion of his or her Individual Account derived from Employer Contributions shall continue to participate in the Plan, or, if terminated, shall participate immediately upon reemployment.

         2.05              DETERMINATIONS UNDER THIS SECTION
                           The Plan Administrator shall determine the eligibility of each Employee to be a Participant. This determination shall be conclusive and binding upon all persons except as otherwise provided herein or by law.

         2.06              TERMS OF EMPLOYMENT
                           Neither the fact of the establishment of the Plan nor the fact that a common law Employee has become a Participant shall give to that common law Employee any right to continued employment; nor shall either fact limit the right of the Employer to discharge or to deal otherwise with a common law Employee without regard to the effect such treatment may have upon the Employee's rights under the Plan.

         2.07 SPECIAL RULES WHERE ELAPSED TIME METHOD IS BEING USED This Section 2.07 shall apply where the Employer has indicated in the Adoption Agreement that the elapsed time method will be used. When this Section applies, the definitions of year of service, break in service and hour of service in this Section will replace the definitions of Year of Eligibility Service, Year of Vesting Service, Break in Eligibility Service, Break in Vesting Service and Hours of Service found in the Definitions Section of the Plan (Section One).

                           For purposes of determining an Employee's initial or continued eligibility to participate in the Plan or the Vested interest in the Participant's Individual Account balance derived from Employer Contributions, (except for periods of service which may be disregarded on account of the "rule of parity" described in Sections 1.50 and 2.04) an Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's first day of employment or reemployment and ending on the date a break in service begins. The first day of employment or reemployment is the first day the Employee performs an hour of service. An Employee will also receive credit (or any period of severance of less than 12 consecutive months. Fractional periods of a year will be expressed in terms of days.

                           For purposes of this Section, hour of service will mean each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer. Break in service is a period of severance of at least 12 consecutive months. Period of severance is a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the 12 month anniversary of the date on which the Employee was otherwise first absent from service.

                           In the case of an individual who is absent from work for maternity or paternity reasons, the 12 consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a break in service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

                           Each Employee will share in Employer Contributions for the period beginning on the date the Employee commences participation under the Plan and ending on the date on which such Employee severs employment with the Employer or is no longer a member of an eligible class of Employees.

                           If the Employer is a member of an affiliated service group (under Section 414(m) of the Code), a controlled group of corporations (under Section 414(b) of the Code), a group of trades or businesses under common control (under Section 414(c) of the Code), or any other entity required to be aggregated with the Employer pursuant to Section 414(o) of the Code, service will be credited for any employment for any period of time for any other member of such group. Service will also be credited for any individual required under Section 414(n) or Section 414(o) to be considered an Employee of any Employer aggregated under Section 414(b), (c), or (m) of the Code.

         2.08              ELECTION NOT TO PARTICIPATE
                           This Section 2.08 will apply if this Plan is a nonstandardized plan and the Adoption Agreement so provides. If this Section applies, then an Employee or a Participant may elect not to participate in the Plan for one or more Plan Years. The Employer may not contribute for an Employee or Participant for any Plan Year during which such Employee's or Participant's election not to participate is in effect. Any election not to participate must be in writing and filed with the Plan Administrator.

                           The Plan Administrator shall establish such uniform and nondiscriminatory rules as it deems necessary or advisable to carry out the terms of this Section, including, but not limited to, rules prescribing the timing of the filing of elections not to participate and the procedures for electing to re-participate in the Plan.

                           An Employee or Participant continues to earn credit for vesting and eligibility purposes for each Year of Vesting Service or Year of Eligibility Service he or she completes and his or her Individual Account (if any) will share in the gains or losses of the Fund during the periods he or she elects not to participate.

SECTION THREE              CONTRIBUTIONS

         3.01              EMPLOYER CONTRIBUTIONS

                           A. Obligation to Contribute - The Employer shall make contributions to the Plan in accordance with the contribution formula specified in the Adoption Agreement. If this Plan is a profit sharing plan, the Employer shall, in its sole discretion, make contributions without regard to current or accumulated earnings or profits.

                           B. Allocation Formula and the Right to Share in the Employer Contribution

                                    1.  General - The Employer Contribution for
                                        any Plan Year will be allocated or
                                        contributed to the Individual Accounts
                                        of Qualifying Participants in accordance with the allocation or contribution formula specified in the Adoption Agreement. The Employer Contribution for any Plan Year will be allocated to each Participant's Individual Account as of the last day of that Plan Year.

                                        Any Employer Contribution for a Plan
                                        Year must satisfy Section 401(a)(4) and
                                        the regulations thereunder for such Plan
                                        Year.

                                    2.  Qualifying Participants - A Participant
                                        is a Qualifying Participant and is
                                        entitled to share in the Employer
                                        Contribution for any Plan Year if the
                                        Participant was a Participant on at
                                        least one day during the Plan Year and
                                        satisfies any additional conditions
                                        specified in the Adoption Agreement. If
                                        this Plan is a standardized plan, unless the Employer specifies more favorable conditions in the Adoption Agreement, a Participant will not be a qualifying Participant for a Plan Year if he or she incurs a Termination of Employment during such Plan Year with not more than 500 Hours of Service if he or she is not an Employee on the last day of the Plan Year. The determination of whether a Participant is entitled to share in the Employer Contribution shall be made as of the last day of each Plan Year.

                                    3.  Special Rules for Integrated Plans -
                                        This Plan may not allocate contributions based on an integrated formula if the Employer maintains any other plan that provides for allocation of contributions based on an integrated formula that benefits any of the same Participants. If the Employer has selected the integrated contribution or allocation formula in the Adoption Agreement, then the maximum disparity rate shall be determined in accordance with the following table.


                                            MAXIMUM DISPARITY RATE

                                                             Top-Heavy             Nonstandardized and
          Integration Level            Money Purchase      Profit Sharing     Non-Top-Heavy Profit Sharing

  ---------------------------------------------------------------------------------------------------------

  Taxable Wage Base (TWB)                   5.7%                2.7%                      5.7%

  More than $0 but not more than
  20% of TWB                                5.7%                2.7%                      5.7%

  More than 20% of TWB but not
  more than 80% of TWB                      4.3%                1.3%                      4.3%

  More than 80% of TWB but not
  more than TWB                             5.4%                2.4%                      5.4%

                           C. Allocation of Forfeitures - Forfeitures for a Plan Year which arise as a result of the application of Section 6.01(D) shall be allocated as follows:

                                    1.  Profit Sharing Plan - If this is a
                                        profit sharing plan, unless the Adoption
                                        Agreement indicates otherwise,
                                        Forfeitures shall be allocated in the
                                        manner provided in Section 3.01(B) (for
                                        Employer Contributions) to the
                                        Individual Accounts of Qualifying
                                        Participants who are entitled to share
                                        in the Employer Contribution for such
                                        Plan Year. Forfeitures shall be
                                        allocated as of the last day of the Plan
                                        Year during which the Forfeiture arose
                                        (or any subsequent Plan Year if
                                        indicated in the Adoption Agreement).

                                    2.  Money Purchase Pension and Target
                                        Benefit Plan - If this Plan is a money
                                        purchase plan or a target benefit plan,
                                        unless the Adoption Agreement indicates
                                        otherwise, Forfeitures shall be applied
                                        towards the reduction Employer
                                        Contributions to the Plan. Forfeitures
                                        shall be allocated as of the last day of the Plan Year during which the Forfeiture arose (or any subsequent Plan Year if indicated in the Adoption Agreement).

                           D. Timing of Employer Contribution - The Employer Contribution for each Plan Year shall be delivered to the Trustee (or Custodian, if applicable) not later than the due date for filing the Employer's income tax return for its fiscal year in which the Plan Year ends, including extensions thereof.

                           E. Minimum Allocation for Top-Heavy Plans - The contribution and allocation provisions of this Section 3.01(E) shall apply for any Plan Year with respect to which this Plan is a Top-Heavy Plan.

                                    1.  Except as otherwise provided in (3) and
                                        (4) below, the Employer Contributions
                                        and Forfeitures allocated on behalf of
                                        any Participant who is not a Key
                                        Employee shall not be less than the
                                        lesser of 3% of such Participant's
                                        Compensation or (in the case where the
                                        Employer has no defined benefit plan
                                        which designates this Plan to satisfy
                                        Section 401 of the Code) the largest
                                        percentage of Employer Contributions and
                                        Forfeitures, as a percentage of the
                                        first $200,000 ($150,000 for Plan Years
                                        beginning after December 31, 1993),
                                        (increased by any cost of living
                                        adjustment made by the Secretary of
                                        Treasury or the Secretary's delegate) of the Key Employee's Compensation, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. The Employer may, in the Adoption Agreement, limit the Participants who are entitled to receive the minimum allocation. This minimum allocation shall be made even though under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (a) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan), or (b) the Participant's failure to make mandatory Nondeductible Employee Contributions to the Plan, or (c) Compensation less than a stated amount.

                                    2.  For purposes of computing the minimum
                                        allocation, Compensation shall mean
                                        Compensation as defined in Section 1.07
                                        of the Plan and shall include any
                                        amounts contributed by the Employer
                                        pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b)
                                        of the Code even if the Employer has
                                        elected to exclude such contributions
                                        the definition of Compensation used for
                                        other purposes under the Plan.

                                    3.  The provision in (1) above shall not
                                        apply to any Participant who was not
                                        employed by the Employer on the last day of the Plan Year.

                                    4.  The provision in (1) above shall not
                                        apply to any Participant to the extent
                                        the Participant is covered under any
                                        other plan or plans of the Employer and
                                        the Employer has provided in the
                                        adoption agreement that the minimum
                                        allocation or benefit requirement
                                        applicable to Top-Heavy Plans will be
                                        met in the other plan or plans.

                                    5.  The minimum allocation required under
                                        this Section 3.01(E) and Section
                                        3.01(F)(1) (to the extent required to
                                        nonforfeitable under Code Section
                                        416(b)) may not be forfeited under Code
                                        Section 411(a)(3)(B) or 411(a)(3)(D).

                           F. Special Requirements for Paired Plans - The Employer maintains paired plans if the Employer has adopted both a standardized profit sharing plan and a standardized money purchase pension plan using this Basic Plan Document.

                                    1.  Minimum Allocation - When the paired
                                        plans are top-heavy, the top-heavy
                                        requirements set forth in Section
                                        3.01(E)(1) of the Plan shall apply.

                                        a.  Same eligibility requirements. In
                                            satisfying the top-heavy minimum
                                            allocation requirements set forth in
                                            Section 3.01(E) of the Plan, if the
                                            Employees benefiting under each of
                                            the paired plans are identical, the
                                            top-heavy minimum allocation shall
                                            be made to the money purchase
                                            pension plan.

                                        b.  Different eligibility requirements.
                                            In satisfying the top-heavy minimum
                                            allocation requirements set forth in
                                            Section 3.01(E) of the Plan, if the
                                            Employees benefiting under each of
                                            the paired plans are not identical,
                                            the top-heavy minimum allocation
                                            will be made to both of the paired
                                            plans.

                                        A Participant is treated as benefiting
                                        under the Plan for any Plan Year during
                                        which the Participant received or is
                                        deemed to receive an allocation in
                                        accordance with Section 1.410(b)-3(a).

                                    2.  Only One Plan Can Be Integrated - If the
                                        Employer maintains paired plans, only
                                        one of the Plans may provide for the
                                        disparity in contributions which is
                                        permitted under Section 401(1) of the
                                        Code. In the event that both Adoption
                                        Agreements provide for such integration, only the money purchase pension plan shall be deemed to be integrated.

                           G. Return of the Employer Contribution to the Employer Under Special Circumstances - Any contribution made by the Employer because of a mistake of fact must be returned to the Employer within one year of the contribution.

                                    In the event that the Commissioner of
                                    Internal Revenue determines that the Plan is not initially qualified under the Code, any contributions made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

                                    In the event that a contribution made by the Employer under this Plan is conditioned on deductibility and is not deductible under Code Section 404, the contribution, to the extent of the amount disallowed, must be returned to the Employer within one year after the deduction is disallowed.

                           H.       Omission of Participant

                                    1.  If the Plan is a money purchase plan or
                                        a target benefit plan and, if in any
                                        Plan Year, any Employee who should be
                                        included as a Participant is erroneously omitted and discovery of such omission is not made until after a contribution by the Employer for the year has been made and allocated, the Employer shall make a subsequent contribution to include earnings thereon, with respect to the omitted Employee in the amount which the Employer would have contributed with respect to that Employee had he or she not been omitted.

                                    2.  If the Plan is a profit sharing plan,
                                        and if in any Plan Year, any Employee
                                        who should be included as a Participant
                                        is erroneously omitted and discovery of
                                        such omission is not made until after
                                        the Employer Contribution has been made
                                        and allocated, then the Plan
                                        Administrator must re-do the allocation
                                        (if a correction can be made) and inform the Employee. Alternatively, the Employer may choose to contribute for the omitted Employee the amount to include earnings thereon, which the Employer would have contributed for the Employee.

         3.02              NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS
                           This Plan will not accept Nondeductible Employee Contributions and matching contributions for Plan Years beginning after the Plan Year in which this Plan is adopted by the Employer. Nondeductible Employee Contributions for Plan Years beginning after December 31, 1986, together with any matching contributions as defined in Section 401(m) of the Code, will be limited so as to meet the nondiscrimination test of Section 401(m) of the Code.

                           A separate account will be maintained by the Plan Administrator for the Nondeductible Employee Contributions of each Participant.

                           A Participant may, upon a written request submitted to the Plan Administrator withdraw the lesser of the portion of his or her Individual Account attributable to his or her Nondeductible Employee Contributions or the amount he or she contributed as Nondeductible Employee Contributions.

                           Nondeductible Employee Contributions and earnings thereon will be nonforfeitable at all times. No Forfeiture will occur solely as a result of an Employee's withdrawal of Nondeductible Employee Contributions.

                           The Plan Administrator will not accept deductible employee contributions which are made for a taxable year beginning after December 31, 1986. Contributions made prior to that date will be maintained in a separate account which will be nonforfeitable at all times. The account will share in the gains and losses of the Fund in the same manner as described in
                           Section 4.03 of the Plan. No part of the deductible employee contribution account will be used to purchase life insurance. Subject to Section 6.05, joint and survivor annuity requirements (if applicable), the Participant may withdraw any part of the deductible employee contribution account by making a written application to the Plan Administrator.

         3.03              ROLLOVER CONTRIBUTIONS
                           If so indicated in the Adoption Agreement, an Employee may contribute a rollover contribution to the Plan. The Plan Administrator may require the Employee to submit a written certification that the contribution qualifies as a rollover contribution under the applicable provisions of the Code. If it is later determined that all or part of a rollover contribution was ineligible to be rolled into the Plan, the Plan Administrator shall direct that any ineligible amounts, plus earnings attributable thereto, be distributed from the Plan to the Employee as soon as administratively feasible.

                           A separate account shall be maintained by the Plan Administrator for each Employee's rollover contributions which will be nonforfeitable at all times. Such account will share in the income and gains and losses of the Fund in the manner described in Section 4.03 and shall be subject to the Plan's provisions governing distributions.

                           The Employer may, in a uniform and nondiscriminatory manner, only allow Employees who have become Participants in the Plan to make rollover contributions.

         3.04              TRANSFER CONTRIBUTIONS
                           If so indicated in the Adoption Agreement, the Trustee (or Custodian, if applicable) may receive any amounts transferred to it from the trustee or custodian of another plan qualified under Code
                           Section 401(a). If it is later determined that all or part of a transfer contribution was ineligible to be transferred into the Plan, the Plan Administrator shall direct that any, ineligible amounts, plus earnings attributable thereto, be distributed from the Plan to the Employee as soon as administratively feasible.

                           A separate account shall be maintained by the Plan Administrator for each Employee's transfer contributions which will be nonforfeitable at all times. Such account will share in the income and gains and losses of the Fund in the manner described in Section 4.03 and shall be subject to the Plan's provisions governing distributions.

                           The Employer may, in a uniform and nondiscriminatory manner, only allow Employees who have become Participants in the Plan to make transfer contributions.

         3.05              LIMITATION ON ALLOCATIONS
                           A. If the Participant does not participate in, and has never participated in another qualified plan maintained by the Employer or a welfare benefit fund, as defined in
                                    Section 419(e) of the Code maintained by the Employer, or an individual medical account, as defined in Section 415(l)(2) of the Code, or a simplified employee pension plan, as defined in Section 408(k) of the Code, maintained by the Employer, which provides an annual addition as defined in
                                    Section 3.08(E)(1), the following rules
                                    shall apply:

                                    1. The amount of annual additions which may be credited to the Participant's Individual Account for any limitation year will not exceed the lesser of the maximum permissible amount or any other limitation contained in this Plan. If the Employer Contribution that would otherwise be contributed or allocated to the Participant's Individual Account would cause the annual additions for the limitation year to exceed the maximum permissible amount, the amount contributed or allocated will be reduced so that the annual additions for the limitation year will equal the maximum permissible amount.

                                    2.  Prior to determining the Participant's
                                        actual Compensation for the limitation
                                        year, the Employer may determine the
                                        maximum permissible amount for a
                                        Participant on the basis of a reasonable estimation of the Participant's Compensation for the limitation year, uniformly determined for all
                                        Participants similarly situated.

                                    3.  As soon as is administratively feasible
                                        after the end of the limitation year,
                                        the maximum permissible amount for the
                                        limitation year will be determined on
                                        the basis of the Participant's actual
                                        Compensation for the limitation year.

                                    4.  If pursuant to Section 3.05(A)(3) or as
                                        a result of the allocation of
                                        Forfeitures there is an excess amount,
                                        the excess will be disposed of as
                                        follows:

                                        a.  Any Nondeductible Employee
                                            Contributions, to the extent they
                                            would reduce the excess amount, will
                                            be returned to the Participant;

                                        b.  If after the application of
                                            paragraph (a) an excess amount still
                                            exists, and the Participant is
                                            covered by the Plan at the end of
                                            the limitation year, the excess
                                            amount in the Participant's
                                            Individual Account will be used to
                                            reduce Employer Contributions
                                            (including any allocation of
                                            Forfeitures) for such Participant in
                                            the next limitation year, and each
                                            succeeding limitation year if
                                            necessary;

                                        c.  If after the application of
                                            paragraph (b) an excess amount still
                                            exists, and the Participant is not
                                            covered by the Plan at the end of a
                                            limitation year, the excess amount
                                            will be held unallocated in a
                                            suspense account. The suspense
                                            account will be applied to reduce
                                            future Employer Contributions
                                            (including allocation of any
                                            Forfeitures) for all remaining
                                            Participants in the next limitation
                                            year, and each succeeding limitation
                                            year if necessary;

                                        d.  If a suspense account is in
                                            existence at any time during a
                                            limitation year pursuant to this
                                            Section, it will not participate in
                                            the allocation of the Fund's
                                            investment gains and losses. If a
                                            suspense account is in existence at
                                            any time during a particular
                                            limitation year, all amounts in the
                                            suspense account must be allocated
                                            and reallocated to Participants'
                                            Individual Accounts before any
                                            Employer Contributions or any
                                            Nondeductible Employee Contributions
                                            may be made to the Plan for that
                                            limitation year. Excess amounts may
                                            not be distributed to Participants
                                            or former Participants.

                           B.       If, in addition to this Plan, the
                                    Participant is covered under another
                                    qualified master or prototype defined
                                    contribution plan maintained by the
                                    Employer, a welfare benefit fund maintained by the Employer, an individual medical account maintained by the Employer, or a simplified employee pension maintained by the Employer that provides an annual addition as defined in Section 3.05(e)(1), during any limitation year, the following rules apply:

                                    1.  The annual additions which may be
                                        credited to a Participant's Individual
                                        Account under this Plan for any such
                                        limitation year will not exceed the
                                        maximum permissible amount reduced by
                                        the annual additions credited to a
                                        Participant's Individual Account under
                                        the other qualified master or prototype
                                        plans, welfare benefit funds, individual medical accounts and simplified employee pensions for the same limitation year. If the annual additions with respect to the Participant under other qualified master or prototype defined contribution plans, welfare benefit funds, individual medical accounts and simplified employee pensions maintained by the Employer are less than the maximum permissible amount and the Employer Contribution that would otherwise be contributed or allocated to the Participant's Individual Account under this Plan would cause the annual additions for the limitation year to exceed this limitation, the amount contributed or allocated will be reduced so that the annual additions under all such plans and funds for the limitation year will equal the maximum permissible amount. If the annual additions with respect to the Participant under such other qualified master or prototype defined contribution plans, welfare benefit funds, individual medical accounts and simplified employee pensions in the aggregate are equal to or greater than the maximum permissible amount, no amount will be contributed or allocated to the Participant's Individual Account under this Plan for the limitation year.

                                    2.  Prior to determining the Participant's
                                        actual Compensation for the limitation
                                        year, the Employer may determine the
                                        maximum permissible amount for a
                                        Participant in the manner described in
                                        Section 3.05(A)(2).

                                    3.  As soon as is administratively feasible
                                        after the end of the limitation year,
                                        the maximum permissible amount for the
                                        limitation year will be determined on
                                        the basis of the Participant's actual
                                        Compensation for the limitation year.

                                    4. If, pursuant to Section 3.05(B)(3) or as a result of the allocation of Forfeitures a Participant's annual additions under this Plan and such other plans would result in an excess amount for a limitation year, the excess amount will be deemed to consist of the annual additions last allocated, except that annual additions attributable to a simplified employee pension will be deemed to have been allocated first, followed by annual additions to a welfare benefit fund or individual medical account, regardless of the actual allocation date.

                                    5.  If an excess amount was allocated to a
                                        Participant on an allocation date of
                                        this Plan which coincides with an
                                        allocation date of another plan, the
                                        excess amount attributed to this Plan
                                        will be the product of,

                                        a.  the total excess amount allocated as
                                            of such date, times

                                        b.  the ratio of (i) the annual
                                            additions allocated to the
                                            Participant for the limitation year
                                            as of such date under this Plan to
                                            (ii) the total annual additions
                                            allocated to the Participant for the
                                            limitation year as of such date
                                            under this and all the other
                                            qualified prototype defined
                                            contribution plans.

                                    6.  Any excess amount attributed to this
                                        Plan will be disposed in the manner
                                        described in Section 3.05(A)(4).

                           C. If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a master or prototype plan, annual additions which may be credited to the Participant's individual Account under this Plan for any limitation year will be limited in accordance with Sections 3.05(B)(1) through 3.05(B)(6) as though the other plan were a master or prototype plan unless the Employer provides other limitations in the Section of the Adoption Agreement titled "Limitation on Allocation - More Than One Plan."

                           D. If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction will not exceed 1.0 in any limitation year. The annual additions which may be credited to the Participant's Individual Account under this Plan for any limitation year will be limited in accordance with the Section of the Adoption Agreement titled "Limitation on Allocation - More Than One Plan."

                           E. The following terms shall have the following meanings when used in this Section 3.05:

                                    1.  Annual additions: The sum of the
                                        following amounts credited to a
                                        Participant's Individual Account for the limitation year:

                                        a.  Employer Contributions,

                                        b.  Nondeductible Employee
                                            Contributions,

                                        c.  Forfeitures,

                                        d.  amounts allocated, after March 31,
                                            1984, to an individual medical
                                            account, as defined in Section
                                            415(I)(2) of the Code, which is part
                                            of a pension or annuity plan
                                            maintained by the Employer are
                                            treated as annual additions to a
                                            defined contribution plan. Also
                                            amounts derived from contributions
                                            paid or accrued after December 31,
                                            1985, in taxable years ending after
                                            such date, which are attributable to
                                            post-retirement medical benefits,
                                            allocated to the separate account of
                                            a key employee, as defined in
                                            Section 419A(d)(3) the Code, under a
                                            welfare benefit fund, as defined in
                                            Section 419(e) of the Code,
                                            maintained by the Employer are
                                            treated as annual additions to a
                                            defined contribution plan, and

                                        e.  allocations under a simplified
                                            employee pension.

                                            For this purpose, any excess amount
                                            applied under Section 3.05(A)(4) or
                                            3.05(B)(6) in the limitation year to
                                            reduce Employer Contributions will
                                            be considered annual additions for
                                            such limitation year.

                                    2.  Compensation: Means Compensation as
                                        defined in Section 1.07 of the Plan
                                        except that Compensation for purposes of this Section 3.05 shall not include any amounts contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Sections 125, 402(e)(3), 402(h)(1XB) or 403(b) of the Code even if the Employer has
                                        elected to include such contributions in the definition of Compensation used for other purposes under the Plan. Further, any other exclusion the Employer has elected (such as the exclusion of certain types of pay or pay earned before the Employee enters the Plan) will not apply for purposes of this Section.

                                        Notwithstanding the preceding sentence,
                                        Compensation for a Participant in a
                                        defined contribution plan who is
                                        permanently and totally disabled (as
                                        defined in Section 22(e)(3) of the Code) is the Compensation such Participant would have received for the limitation year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled; such imputed Compensation for the disabled
                                        Participant may be taken into account
                                        only if the Participant is not a Highly
                                        Compensated Employee (as defined in
                                        Section 414(a) of the Code) and
                                        contributions made on behalf of such
                                        Participant are nonforfeitable when
                                        made.

                                    3.  Defined benefit fraction: A fraction,
                                        the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125% of the dollar limitation determined for the limitation year under Section 415(b) and
                                        (d) of the Code or 140% of the highest
                                        average compensation, including any
                                        adjustments under Section 415(b) of the
                                        Code.

                                        Notwithstanding the above, if the
                                        Participant was a Participant as of the
                                        first day of the first limitation year
                                        beginning after December 31, 1986, in
                                        one or more defined benefit plans
                                        maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 of the Code for all limitation years beginning before January 1, 1987.

                                    4.  Defined contribution dollar limitation:
                                        $30,000 or if greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the limitation year.

                                    5.  Defined contribution fraction: A
                                        fraction, the numerator of which is the
                                        sum of the annual additions to the
                                        Participant's account under all the
                                        defined contribution plans (whether or
                                        not terminated) maintained by the

                                        Employer for the current and all prior
                                        limitation years (including the annual
                                        additions attributable to the
                                        Participant's nondeductible employee
                                        contributions to all defined benefit
                                        plans, whether or not terminated,
                                        maintained by the Employer, and the
                                        annual additions attributable to all
                                        welfare benefit funds, as defined in
                                        Section 419(e) of the Code, individual
                                        medical accounts, and simplified
                                        employee pensions, maintained by the
                                        Employer), and the denominator of which
                                        is the sum of the maximum aggregate
                                        amounts for the current and all prior
                                        limitation years of service with the
                                        Employer (regardless of whether a
                                        defined contribution plan was maintained by the Employer). The maximum aggregate amount in any limitation year is the lesser of 125% of the dollar limitation determined under Section 415(b) and (d) of the Code in effect under Section 415(c)(l)(A) of the Code or 35% of the Participant's Compensation for such year.

                                        If the Employee was a Participant as of
                                        the end of the first day of the first
                                        limitation year beginning after December
                                        31, 1986, in one or more defined
                                        contribution plans maintained by the
                                        Employer which were in existence on May
                                        6, 1986, the numerator of this fraction
                                        will be adjusted if the sum of this
                                        fraction and the defined benefit
                                        fraction would otherwise exceed 1.0
                                        under the terms of this Plan. Under the
                                        adjustment, an amount equal to the
                                        product of (1) the excess of the sum of
                                        the fractions over 1.0 times (2) the
                                        denominator of this fraction, will be
                                        permanently subtracted from the
                                        numerator of this fraction. The
                                        adjustment is calculated using the
                                        fractions as they would be computed as
                                        of the end of the last limitation year
                                        beginning before January 1, 1987, and
                                        disregarding any changes in the terms
                                        and conditions of the Plan made after
                                        May 5, 1986, but using the Section 415
                                        limitation applicable to the first
                                        limitation year beginning on or after
                                        January 1, 1987.

                                        The annual addition for any limitation
                                        year beginning before January 1, 1987,
                                        shall not be recomputed to treat all
                                        Nondeductible Employee Contributions as
                                        annual additions.

                                    6.  Employer: For purposes of this Section
                                        3.05, Employer shall mean the Employer
                                        that adopts this Plan, and all members
                                        of a controlled group of corporations
                                        (as defined in Section 414(b) of the
                                        Code as modified by Section 415(h)), all commonly controlled trades or businesses (as defined in Section 414(c) as modified by Section 415(h)) or affiliated service groups (as defined in Section 414(m)) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under
                                        Section 414(o) of the Code.

                                    7.  Excess amount: The excess of the
                                        Participant's annual additions for the
                                        limitation year over the maximum
                                        permissible amount.

                                    8.  Highest average compensation: The
                                        average compensation for the three
                                        consecutive years of service with the
                                        Employer that produces the highest
                                        average.

                                    9. Limitation year: A calendar year, or the 12-consecutive month period elected by the Employer in the Adoption Agreement. All qualified plans maintained by the Employer must use the same limitation year. If the limitation year is amended to a different 12-consecutive month period, the new limitation year must begin on a date within the limitation year in which the amendment is made.

                                    10. Master or prototype plan: A plan the
                                        form of which is the subject of a
                                        favorable opinion letter from the
                                        Internal Revenue Service.

                                    11. Maximum permissible amount: The maximum
                                        annual addition that may be contributed
                                        or allocated to a Participant's
                                        Individual Account under the Plan for
                                        any limitation year shall not exceed the lesser of:

                                        a.  the defined contribution dollar
                                            limitation, or
                                        b.  25% of the Participant's
                                            Compensation for the limitation
                                            year.

                                        The compensation limitation referred to
                                        in (b) shall not apply to any
                                        contribution for medical benefits
                                        (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition under Section 415(IX1) or 419A(d)(2) of the Code.

                                        If a short limitation year is created
                                        because of an amendment changing the
                                        limitation year to a different
                                        12-consecutive month period, the maximum permissible amount will not exceed the defined contribution dollar limitation multiplied by the following fraction:

                                  Number of months in the short limitation year
                                  ---------------------------------------------
                                                        12

                                    12. Projected annual benefit: The annual
                                        retirement benefit (adjusted to an
                                        actuarially equivalent straight life
                                        annuity if such benefit is expressed in
                                        a form other than a straight life
                                        annuity or qualified joint and survivor
                                        annuity) to which the Participant would
                                        be entitled under the terms of the Plan
                                        assuming:

                                        a.  the Participant will continue
                                            employment until Normal Retirement
                                            Age under the Plan (or current age,
                                            if later), and

                                        b.  the Participant's Compensation for
                                            the current limitation year and all
                                            other relevant factors used to
                                            determine benefits under the Plan
                                            will remain constant for all future
                                            limitation years.

                                        Straight life annuity means an annuity
                                        payable in equal installments for the
                                        life of the Participant that terminates
                                        upon the Participant's death.

SECTION FOUR               INDIVIDUAL ACCOUNTS OF PARTICIPANTS AND VALUATION

         4.01              INDIVIDUAL ACCOUNTS

                           A. The Plan Administrator shall establish and maintain an Individual Account in the name of each Participant to reflect the total value of his or her interest in the Fund. Each Individual Account established hereunder shall consist of such subaccounts as may be needed for each Participant including:

                                    1.  a subaccount to reflect Employer
                                        Contributions and Forfeitures allocated
                                        on behalf of a Participant;
                                    2.  a subaccount to reflect a Participant's
                                        rollover contributions;
                                    3.  a subaccount to reflect a Participant's
                                        transfer contributions;
                                    4.  a subaccount to reflect a Participant's
                                        Nondeductible Employee Contributions;
                                        and
                                    5.  a subaccount to reflect a Participant's
                                        deductible employee contributions.

                           B. The Plan Administrator may establish additional accounts as it may deem necessary for the proper administration of the Plan, including, but not limited to, a suspense account for Forfeitures as required pursuant to Section 6.01(D).

         4.02              VALUATION OF FUND
                           The Fund will be valued each Valuation Date at fair market value.

         4.03              VALUATION OF INDIVIDUAL ACCOUNTS

                           A. Where all or a portion of the assets of a Participant's Individual Account are invested in a Separate Fund for the Participant, then the value of that portion of such Participant's Individual Account at any relevant time equals the sum of the fair market values of the assets in such Separate Fund, less any applicable charges or penalties.

                           B. The fair market value of the remainder of each Individual Account is determined in the following manner:

                                    1.  First, the portion of the Individual
                                        Account invested in each Investment Fund as of the previous Valuation Date is determined. Each such portion is reduced by any withdrawal made from the applicable Investment Fund to or for the benefit of a Participant or the Participant's Beneficiary, further reduced by any amounts forfeited by the Participant pursuant to Section 6.01(D) and further reduced by any transfer to another Investment

                                        Fund since the previous Valuation Date
                                        and is increased by any amount
                                        transferred from another Investment Fund since the previous Valuation Date. The resulting amounts are the net Individual Account portions invested in the Investment Funds.

                                    2.  Secondly, the net Individual Account
                                        portions invested in each Investment
                                        Fund are adjusted upwards or downwards,
                                        pro rata (i.e., ratio of each net
                                        Individual Account portion to the sum of all net Individual Account portions) so that the sum of all the net Individual Account portions invested in an Investment Fund will equal the then fair market value of the Investment Fund. Notwithstanding the previous sentence, for the first Plan Year only, the net Individual Account portions shall be the sum of all contributions made to each Participant's Individual Account during the first Plan Year.

                                    3.  Thirdly, any contributions to the Plan
                                        and Forfeitures are allocated in
                                        accordance with the appropriate
                                        allocation provisions of Section 3. For
                                        purposes of Section 4, contributions
                                        made by the Employer for any Plan Year
                                        but after that Plan Year will be
                                        considered to have been made on the last day of that Plan Year regardless of when paid to the Trustee (or Custodian, if applicable):

                                        Amounts contributed between Valuation
                                        Dates will not be credited with
                                        investment gains or losses until the
                                        next following Valuation Date.

                                    4.  Finally, the portions of the Individual
                                        Account invested in each Investment Fund
                                        (determined in accordance with (1), (2)
                                        and (3) above) are added together.

         4.04              MODIFICATION OF METHOD FOR VALUING INDIVIDUAL
                           ACCOUNTS
                           If necessary or appropriate, the Plan Administrator may establish different or additional procedures (which shall be uniform and nondiscriminatory) for determining the fair market value of the Individual Accounts.

         4.05              SEGREGATION OF ASSETS
                           If a Participant elects a mode of distribution other than a lump sum, the Plan Administrator may place that Participant's account balance into a segregated Investment Fund for the purpose of maintaining the necessary liquidity to provide benefit installments on a periodic basis.

         4.06              STATEMENT OF INDIVIDUAL ACCOUNTS
                           No later than 270 days after the close of each Plan Year, the Plan Administrator shall furnish a statement to each Participant indicating the Individual Account balances of such Participant as of the last Valuation Date in such Plan Year.


SECTION FIVE               TRUSTEE OR CUSTODIAN

         5.01              CREATION OF FUND
                           By adopting this Plan, the Employer establishes the Fund which shall consist of the assets of the Plan held by the Trustee (or Custodian, if applicable) pursuant to this Section 5. Assets within the Fund may be pooled on behalf of all Participants, earmarked on behalf of each Participant or be a combination of pooled and earmarked. To the extent that assets are earmarked for a particular Participant, they will be held in a Separate Fund for that Participant.

                           No part of the corpus or income of the Fund may be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries.

         5.02              INVESTMENT AUTHORITY
                           Except as provided in Section 5.14 (relating to individual direction of investments by Participants), the Employer, not the Trustee (or Custodian, if applicable), shall have exclusive management and control over the investment of the Fund into any permitted investment. Notwithstanding the preceding sentence, a Trustee may make an agreement with the Employer whereby the Trustee will manage the investment of all or a portion of the Fund. Any such agreement shall be in writing and set forth such matters as the Trustee deems necessary or desirable.

         5.03 FINANCIAL ORGANIZATION CUSTODIAN OR TRUSTEE WITHOUT FULL TRUST POWERS This Section 5.03 applies where a financial organization has indicated in the Adoption Agreement that it will serve, with respect to this Plan, as Custodian or as Trustee without full trust powers (under applicable law). Hereinafter, a financial organization Trustee without full trust powers (under applicable law) shall be referred to as a Custodian. The Custodian shall have no discretionary authority with respect to the management of the Plan or the Fund but will act only as directed by the entity who has such authority.

                           A. Permissible Investments - The assets of the Plan shall be invested only in those investments which are available through the Custodian in the ordinary course of business which the Custodian may legally hold in a qualified plan and which the Custodian chooses to make available to Employers for qualified plan investments. Notwithstanding the preceding sentence, the Prototype Sponsor may, as a condition of making the Plan available to the Employer, limit the types of property in which the assets of the Plan may be invested.

                           B. Responsibilities of the Custodian - The responsibilities of the Custodian shall be limited to the following:

                                    1.  To receive Plan contributions and to
                                        hold, invest and reinvest the Fund
                                        without distinction between principal
                                        and interest; provided, however, that
                                        nothing in this Plan shall require the
                                        Custodian to maintain physical custody
                                        of stock certificates (or other indicia
                                        of ownership of any type of asset)
                                        representing assets within the Fund;

                                    2.  To maintain accurate records of
                                        contributions, earnings, withdrawals and other information the Custodian deems relevant with respect to the Plan;

                                    3.  To make disbursements from the Fund to
                                        Participants or Beneficiaries upon the
                                        proper authorization of the Plan
                                        Administrator; and

                                    4.  To furnish to the Plan Administrator a
                                        statement which reflects the value of
                                        the investments in the hands of the
                                        Custodian as of the end of each Plan
                                        Year and as of any other times as the
                                        Custodian and Plan Administrator may
                                        agree.

                           C.       Powers of the Custodian - Except as
                                    otherwise provided in this Plan, the
                                    Custodian shall have the power to take any action with respect to the Fund which it deems necessary or advisable to discharge its responsibilities under this Plan including, but not limited to, the following powers:

                                    1.  To invest all or a portion of the Fund
                                        (including idle cash balances) in time
                                        deposits, savings accounts, money market accounts or similar investments bearing a reasonable rate of interest in the Custodian's own savings department or the savings department of another financial organization;

                                    2. To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges or subscription rights and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to pay any assessment or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property;

                                    3.  To hold securities or other property of
                                        the Fund in its own name, in the name of its nominee or in bearer form; and

                                    4.  To make, execute, acknowledge, and
                                        deliver any and all documents of
                                        transfer and conveyance and any and all
                                        other instruments that may be necessary
                                        or appropriate to carry out the powers
                                        herein granted.

         5.04 FINANCIAL ORGANIZATION TRUSTEE WITH FULL TRUST POWERS AND INDIVIDUAL TRUSTEE This Section 5.04 applies where a financial organization has indicated in the Adoption Agreement that it will serve as Trustee with full trust powers. This Section also applies where one or more individuals are named in the Adoption Agreement to serve as Trustee(s).

                           A. Permissible Investments - The Trustee may invest the assets of the Plan in property of any character, real or personal, including, but not limited to the following: stocks, including shares of open-end investment companies (mutual funds); bonds; notes; debentures; options; limited partnership interests; mortgages; real estate or any interests therein; unit investment trusts; Treasury Bills, and other U.S. Government obligations; common trust funds, combined investment trusts, collective trust funds or commingled funds maintained by a bank or similar financial organization (whether or not the Trustee hereunder); savings accounts, time deposits or money market accounts of a bank or similar financial organization (whether or not the Trustee hereunder); annuity contracts; life insurance policies; or in such other investments as is deemed proper without regard to investments authorized by statute or rule of law governing the investment of trust funds but with regard to ERISA and this Plan.

                                    Notwithstanding the preceding sentence, the
                                    Prototype Sponsor may, as a condition of making the Plan available to the Employer, limit the types of property in which the assets of the Plan may be invested.

                           B. Responsibilities of the Trustee - The responsibilities of the Trustee shall be limited to the following:

                                    1.  To receive Plan contributions and to
                                        hold, invest and reinvest the Fund
                                        without distinction between principal
                                        and interest; provided, however, that
                                        nothing in this Plan shall require the
                                        Trustee to maintain physical custody of
                                        stock certificates (or other indicia of
                                        ownership) representing assets within
                                        the Fund;

                                    2.  To maintain accurate records of
                                        contributions, earnings, withdrawals and other information the Trustee deems relevant with respect to the Plan;

                                    3.  To make disbursements from the Fund to
                                        Participants or Beneficiaries upon the
                                        proper authorization of the Plan
                                        Administrator; and

                                    4.  To furnish to the Plan Administrator a
                                        statement which reflects the value of
                                        the investments in the hands of the
                                        Trustee as of the end of each Plan Year
                                        and as of any other tunes as the Trustee and Plan Administrator may agree.

                           C. Powers of the Trustee - Except as otherwise provided in this Plan, the Trustee shall have the power to take any action with respect to the Fund which it deems necessary or advisable to discharge its responsibilities under this Plan including, but not limited to, the following powers:

                                    1. To hold any securities or other property of the Fund in its own name, in the name of its nominee or in bearer form;

                                    2.  To purchase or subscribe for securities
                                        issued, or real property owned, by the
                                        Employer or any trade or business under
                                        common control with the Employer but
                                        only if the prudent investment and
                                        diversification requirements of ERISA
                                        are satisfied;

                                    3.  To sell, exchange, convey, transfer or
                                        otherwise dispose of any securities or
                                        other property held by the Trustee, by
                                        private contract or at public auction.
                                        No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;

                                    4. To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution, to exercise any conversion privileges or subscription rights and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property;

                                    5.  To invest any part or all of the Fund
                                        (including idle cash balances) in
                                        certificates of deposit, demand or time
                                        deposits, savings accounts, money market accounts or similar investments of the Trustee (if the Trustee is a bank or similar financial organization), the Prototype Sponsor or any affiliate of such Trustee or Prototype Sponsor, which bear a reasonable rate of interest;

                                    6.  To provide sweep services without the
                                        receipt by the Trustee of additional
                                        compensation or other consideration
                                        (other than reimbursement of direct
                                        expenses properly and actually incurred
                                        in the performance of such services);

                                    7.  To hold in the form of cash for
                                        distribution or investment such portion
                                        of the Fund as, at any time and from
                                        time-to-time, the Trustee shall deem
                                        prudent and deposit such cash in
                                        interest bearing or noninterest bearing
                                        accounts;

                                    8.  To make, execute, acknowledge, and
                                        deliver any and all documents of
                                        transfer and conveyance and any and all
                                        other instruments that may be necessary
                                        or appropriate to carry out the powers
                                        herein granted;

                                    9.  To settle, compromise, or submit to
                                        arbitration any claims, debts, or
                                        damages due or owing to or from the
                                        Plan, to commence or defend suits or
                                        legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

                                    10. To employ suitable agents and counsel,
                                        to contract with agents to perform
                                        administrative and recordkeeping duties
                                        and to pay their reasonable expenses,
                                        fees and compensation, and such agent or counsel may or may not be agent or counsel for the Employer;

                                    11. To cause any part or all of the Fund,
                                        without limitation as to amount, to be
                                        commingled with the funds of other
                                        trusts (including trusts for qualified
                                        employee benefit plans) by causing such
                                        money to be invested as a part of any
                                        pooled, common, collective or commingled trust fund (including any such fund described in the Adoption Agreement) heretofore or hereafter created by any Trustee (if the Trustee is a bank), by the Prototype Sponsor, by any affiliate bank of such a Trustee or by such a Trustee or the Prototype Sponsor, or by such an affiliate in participation with others; the instrument or instruments establishing such trust fund or funds, as amended, being made part of this Plan and trust so long as any portion of the Fund shall be invested through the medium thereof: and

                                    12. Generally to do all such acts, execute
                                        all such instruments, initiate such
                                        proceedings, and exercise all such
                                        rights and privileges with relation to
                                        property constituting the Fund as if the Trustee were the absolute owner thereof.

         5.05              DIVISION OF FUND INTO INVESTMENT FUNDS
                           The Employer may direct the Trustee (or Custodian) from time-to-time to divide and redivide the Fund into one or more Investment Funds. Such Investment Funds may include, but not be limited to, Investment Funds representing the assets under the control of an investment manager pursuant to Section 5.12 and Investment Funds representing investment options available for individual direction by Participants pursuant to Section 5.14. Upon each division or redivision, the Employer may specify the part of the Fund to be allocated to each such Investment Fund and the terms and conditions, if any, under which the assets in such Investment Fund shall be invested.

         5.06              COMPENSATION AND EXPENSES
                           The Trustee (or Custodian, if applicable) shall receive such reasonable compensation as may be agreed upon by the Trustee (or Custodian) and the Employer. The Trustee (or Custodian) shall be entitled to reimbursement by the Employer for all proper expenses incurred in carrying out his or her duties under this Plan, including reasonable legal, accounting and actuarial expenses. If not paid by the Employer, such compensation and expenses may be charged against the Fund.

                           All taxes of any kind that may be levied or assessed under existing or future laws upon, or in respect of, the Fund or the income thereof shall be paid from the Fund.

         5.07              NOT OBLIGATED TO QUESTION DATA
                           The Employer shall furnish the Trustee (or Custodian, if applicable) and Plan Administrator the information which each party deems necessary for the administration of the Plan including, but not limited to, changes in a Participant's status, eligibility, mailing addresses and other such data as may be required. The Trustee (or Custodian) and Plan Administrator shall be entitled to act on such information as is supplied them and shall have no duty or responsibility to further verify or question such information.

         5.08              LIABILITY FOR WITHHOLDING ON DISTRIBUTIONS
                           The Plan Administrator shall be responsible for withholding federal income taxes from distributions from the Plan, unless the Participant (or Beneficiary, where applicable) elects not to have such taxes withheld. The Trustee (or Custodian) or other payor may act as agent for the Plan Administrator to withhold such taxes and to make the appropriate distribution reports, if the Plan Administrator furnishes all the information to the Trustee (or Custodian) or other payor it may need to do withholding and reporting.

         5.09              RESIGNATION OR REMOVAL OF TRUSTEE (OR CUSTODIAN)
                           The Trustee (or Custodian, if applicable) may resign at any time by giving 30 days advance written notice to the Employer. The resignation shall become effective 30 days after receipt of such notice unless a shorter period is agreed upon.

                           The Employer may remove any Trustee (or Custodian) at any time by giving written notice to such Trustee (or Custodian) and such removal shall be effective 30 days after receipt of such notice unless a shorter period is agreed upon. The Employer shall have the power to appoint a successor Trustee (or Custodian).

                           Upon such resignation or removal, if the resigning or removed Trustee (or Custodian) is the sole Trustee (or Custodian), he or she shall transfer all of the assets of the Fund then held by such Trustee (or Custodian) as expeditiously as possible to the successor Trustee (or Custodian) after paying or reserving such reasonable amount as he or she shall deem necessary to provide for the expense in the settlement of the accounts and the amount of any compensation due him or her and any sums chargeable against the Fund for which he or she may be liable. If the Funds as reserved are not sufficient for such purpose, then he or she shall be entitled to reimbursement from the successor Trustee (or Custodian) out of the assets in the successor Trustee's (or Custodian's) hands under this Plan. If the amount reserved shall be in excess of the amount actually needed, the former Trustee (or Custodian) shall return such excess to the successor Trustee (or Custodian).

                           Upon receipt of the transferred assets, the successor Trustee (or Custodian) shall thereupon succeed to all of the powers and responsibilities given to the Trustee (or Custodian) by this Plan.

                           The resigning or removed Trustee (or Custodian) shall render an accounting to the Employer and unless objected to by the Employer within 30 days of its receipt, the accounting shall be deemed to have been approved and the resigning or removed Trustee (or Custodian) shall be released and discharged as to all matters set forth in the accounting. Where a financial organization is serving as Trustee (or Custodian) and it is merged with or bought by another organization (or comes under the control of any federal or state agency), that organization shall serve as the successor Trustee (or Custodian) of this Plan, but only if it is the type of organization that can so serve under applicable law.

                           Where the Trustee or Custodian is serving as a nonbank trustee or custodian pursuant to Section 1.401-12(n) of the Income Tax Regulations, the Employer will appoint a successor Trustee (or Custodian) upon notification by the Commissioner of Internal Revenue that such substitution is required because the Trustee (or Custodian) has failed to comply with the requirements of Section 1.401-12(n) or is not keeping such records or making such returns or rendering such statements as are required by forms or regulations.

         5.10              DEGREE OF CARE - LIMITATIONS OF LIABILITY
                           The Trustee (or Custodian) shall not be liable for any losses incurred by the Fund by any direction to invest communicated by the Employer, Plan Administrator, investment manager appointed pursuant to Section 5.12 or any Participant or Beneficiary. The Trustee (or Custodian) shall be under no liability for distributions made or other action taken or not taken at the written direction of the Plan Administrator. It is specifically understood that the Trustee (or Custodian) shall have no duty or responsibility with respect to the determination of matters pertaining to the eligibility of any Employee to become a Participant or remain a Participant hereunder, the amount of benefit to which a Participant or Beneficiary shall be entitled to receive hereunder, whether a distribution to Participant or Beneficiary is appropriate under the terms of the

                           Plan or the size and type of any policy to be purchased from any insurer for any Participant hereunder or similar matters; it being understood that all such responsibilities under the Plan are vested in the Plan Administrator.

         5.11              INDEMNIFICATION OF PROTOTYPE SPONSOR AND TRUSTEE (OR
                           CUSTODIAN)

                           Notwithstanding any other provision herein, and except as may be otherwise provided by ERISA, the Employer shall indemnify and hold harmless the Trustee (or Custodian, if applicable) and the Prototype Sponsor, their officers, directors, employees, agents, their heirs, executors, successors and assigns, from and against any and all liabilities, damages, judgments, settlements, losses, costs, charges, or expenses (including legal expenses) at any time arising out of or incurred in connection with any action taken by such parties in the performance of their duties with respect to this Plan, unless there has been a final adjudication of gross negligence or willful misconduct in the performance of such duties.

                           Further, except as may be otherwise provided by ERISA, the Employer will indemnify the Trustee (or Custodian) and Prototype Sponsor from any liability, claim or expense (including legal expense) which the Trustee (or Custodian) and Prototype Sponsor shall incur by reason of or which results, in whole or in part, from the Trustee's (or Custodian's) or Prototype Sponsor's reliance on the facts and other directions and elections the Employer communicates or fails to communicate.

         5.12              INVESTMENT MANAGERS

                           A. Definition of Investment Manager - The Employer may appoint one or more investment managers to make investment decisions with respect to all or a portion of the Fund. The investment manager shall be any firm or individual registered as an investment adviser under the Investment Advisers Act of 1940, a bank as defined in said Act or an insurance company qualified under the laws of more than one state to perform services consisting of the management, acquisition or disposition of any assets of the Plan.

                           B. Investment Manager's Authority - A separate Investment Fund shall be established representing the assets of the Fund invested at the direction of the investment manager. The investment manager so appointed shall direct the Trustee (or Custodian, if applicable ) with respect to the investment of such Investment Fund. The investments which may be acquired at the direction of the investment manager are those described in Section 5.03(A) (for Custodians) or
                                    Section 5.04(A) (for Trustees).

                           C. Written Agreement - The appointment of any investment manager shall be by written agreement between the Employer and the investment manager and a copy of such agreement (and any modification or termination thereof) must be given to the Trustee (or Custodian).

                                    The agreement shall set forth, among other matters, the effective date of the investment manager's appointment and an acknowledgement by the investment manager that it is a fiduciary of the Plan under ERISA.

                           D. Concerning the Trustee (or Custodian) - Written notice of each appointment of an investment manager shall be given to the Trustee (or Custodian) in advance of the effective date of such appointment. Such notice shall specify which portion of the Fund will constitute the Investment Fund subject to the investment manager's direction. The Trustee (or Custodian) shall comply with the investment direction given to it by the investment manager and will not be liable for any loss which may result by reason of any action (or inaction) it takes at the direction of the investment manager.

         5.13              MATTERS RELATING TO INSURANCE

                           A.       If a life insurance policy is to be
                                    purchased for a Participant, the aggregate premium for certain life insurance for each Participant must be less than a certain percentage of the aggregate Employer Contributions and Forfeitures allocated to a Participant's Individual Account at any particular time as follows:

                                    1.  Ordinary Life Insurance - For purposes
                                        of these incidental insurance
                                        provisions, ordinary life insurance
                                        contracts are contracts with both
                                        nondecreasing death benefits and
                                        nonincreasing premiums. If such
                                        contracts are purchased, less than 50%
                                        of the aggregate Employer

                                        Contributions and Forfeitures allocated
                                        to any Participant's Individual Account
                                        will be used to pay the premiums
                                        attributable to them.

                                    2.  Term and Universal Life Insurance - No
                                        more than 25% of the aggregate Employer
                                        Contributions and Forfeitures allocated
                                        to any Participant's Individual Account
                                        will be used to pay the premiums on term life insurance contracts, universal life insurance contracts, and all other life insurance contracts which are not ordinary life.

                                    3.  Combination - The sum of 50% of the
                                        ordinary life insurance premiums and all other life insurance premiums will not exceed 25% of the aggregate Employer Contributions and Forfeitures allocated to any Participant's Individual Account.

                                    If this Plan is a profit sharing plan, the above incidental benefits limits do not apply to life insurance contracts purchased with Employer Contributions and Forfeitures that have been in the Participant's Individual Account for at least 2 full Plan Years, measured from the date such contributions were allocated.

                           B. Any dividends or credits earned on insurance contracts for a Participant shall be allocated to such Participant's Individual Account.

                           C. Subject to Section 6.05, the contracts on a Participant's life will be converted to cash or an annuity or distributed to the Participant upon commencement of benefits.

                           D. The Trustee (or Custodian, if applicable) shall apply for and will be the owner of any insurance contract(s) purchased under the terms of this Plan. The insurance contract(s) must provide that proceeds will be payable to the Trustee (or Custodian), however, the Trustee (or Custodian) shall be required to pay over all proceeds of the contract(s) to the Participant's designated Beneficiary in accordance with the distribution provisions of this Plan. A Participant's spouse will be the designated Beneficiary of the proceeds in all circumstances unless a qualified election has been made in accordance with Section
                                    6.05. Under no circumstances shall the Fund retain any part of the proceeds. In the event of any conflict between the terms of this Plan and the terms of any insurance contract purchased hereunder, the Plan provisions shall control.

                           E. The Plan Administrator may direct the Trustee (or Custodian) to sell and distribute insurance or annuity contracts to a Participant (or other party as may be permitted) in accordance with applicable law or regulations.

         5.14              DIRECTION OF INVESTMENTS BY PARTICIPANT
                           If so indicated in the Adoption Agreement, each Participant may individually direct the Trustee (or Custodian, if applicable) regarding the investment of part or all of his or her Individual Account. To the extent so directed, the Employer, Plan Administrator, Trustee (or Custodian) and all other fiduciaries are relieved of their fiduciary responsibility under
                           Section 404 of ERISA.

                           The Plan Administrator shall direct that a Separate Fund be established in the name of each Participant who directs the investment of part or all of his or her Individual Account. Each Separate Fund shall be charged or credited (as appropriate) with the earnings, gains, losses or expenses attributable to such Separate Fund. No fiduciary shall be liable for any loss which results from a Participant's individual direction. The assets subject to individual direction shall not be invested in collectibles as that term is defined in Section 408(m) of the Code.

                           The Plan Administrator shall establish such uniform and nondiscriminatory rules relating to individual direction as it deems necessary or advisable including, but not limited to, rules describing (1) which portions of Participant's Individual Account can be individually directed; (2) the frequency of investment changes; (3) the forms and procedures for making investment changes; and (4) the effect of a Participant's failure to make a valid direction.

                           The Plan Administrator may, in a uniform and nondiscriminatory manner, limit the available investments for Participants' individual direction to certain specified investment options (including, but not limited to, certain mutual funds, investment contracts, deposit accounts and group trusts). The Plan Administrator may permit, in a uniform and nondiscriminatory manner, a Beneficiary of a deceased Participant or the alternate payee under a qualified domestic relations order (as defined in Section 414(p) of the Code) to individually direct in accordance with this Section.

SECTION SIX                VESTING AND DISTRIBUTION

         6.01              DISTRIBUTION TO PARTICIPANT
                           A.       Distributable Events
                                    1. Entitlement to Distribution - The Vested portion of a Participant's Individual Account shall be distributable to the Participant upon (1) the occurrence of any of the distributable events specified in the Adoption Agreement;
                                        (2)the Participant's Termination of
                                        Employment after attaining Normal
                                        Retirement Age; (3) the termination of
                                        the Plan; and (4) the Participant's
                                        Termination of Employment after
                                        satisfying any Early Retirement Age
                                        conditions.

                                        If a Participant separates from service
                                        before satisfying the Early Retirement
                                        Age requirement, but has satisfied the
                                        service requirement, the Participant
                                        will be entitled to elect an early
                                        retirement benefit upon satisfaction of
                                        such age requirement.

                                    2.  Written Request: When Distributed - A
                                        Participant entitled to distribution who wishes to receive a distribution must submit a written request to the Plan Administrator. Such request shall be made upon a form provided by the Plan Administrator. Upon a valid request, the Plan Administrator shall direct the Trustee (or Custodian, if applicable) to commence distribution no later than the time specified in the Adoption Agreement for this purpose and, if not specified in the Adoption Agreement, then no later than 90 days following the later of:

                                        a.  the close of the Plan Year within
                                            which the event occurs which
                                            entitles the Participant to
                                            distribution; or
                                        b.  the close of the Plan Year in which
                                            the request is received.

                                    3.  Special Rules for Withdrawals During
                                        Service - If this is a profit sharing
                                        plan and the Adoption Agreement so
                                        provides, a Participant may elect to
                                        receive a distribution of all or part of the Vested portion of his or her Individual Account, subject to the requirements of Section 6.05 and further subject to the following limits:

                                        a.  Participant for 5 or more years. An
                                            Employee who has been a Participant
                                            in the Plan for 5 or more years may
                                            withdraw up to the entire Vested
                                            portion of his or her Individual
                                            Account.

                                        b.  Participant for less than 5 years.
                                            An Employee who has been a
                                            Participant in the Plan for less
                                            than 5 years may withdraw only the
                                            amount which has been in his or her
                                            Individual Account attributable to
                                            Employer Contributions for at least
                                            2 full Plan Years, measured from the
                                            date such contributions were
                                            allocated. However, if the
                                            distribution is on account of
                                            hardship, the Participant may
                                            withdraw up to his or her entire
                                            Vested portion of the Participant's
                                            Individual Account. For this
                                            purpose, hardship shall have the
                                            meaning set forth in Section
                                            6.0l(A)(4) of the Code.

                                    4.  Special Rules for Hardship Withdrawals -
                                        If this is a profit sharing plan and the Adoption Agreement so provides, a Participant may elect to receive a hardship distribution of all or part of the Vested portion of his or her Individual Account, subject to the requirements of Section 6.05 and further subject to the following limits:

                                        a.  Participant for 5 or more years. An
                                            Employee who has been a Participant
                                            in the Plan for 5 or more years may
                                            withdraw up to the entire Vested
                                            portion of his or her Individual
                                            Account.

                                        b.  Participant for less than 5 years.
                                            An Employee who has been a
                                            Participant in the Plan for less
                                            than 5 years may withdraw only the
                                            amount which has been in his or her
                                            Individual Account attributable to
                                            Employer Contributions for at least
                                            2 full Plan Years, measured from the
                                            date such contributions were
                                            allocated.

                                            For purposes of this Section
                                            6.0l(A)(4) and Section 6.01(A)(3)
                                            hardship is defined as an immediate
                                            and heavy financial need of the
                                            Participant where such Participant
                                            lacks other
                                            available resources. The following
                                            are the only financial needs
                                            considered immediate and heavy:
                                            expenses incurred or necessary for
                                            medical care, described in Section
                                            213(d) of the Code, of the Employee,
                                            the Employees spouse or dependents;
                                            the purchase (excluding mortgage
                                            payments) of a principal residence
                                            for the Employee; payment of tuition
                                            and related educational fees for the
                                            next 12 months of post-secondary
                                            education for the Employee, the
                                            Employee's spouse, children or
                                            dependents; or the need to prevent
                                            the eviction of the Employee from,
                                            or a foreclosure on the mortgage of,
                                            the Employee's principal residence.

                                            A distribution will be considered as
                                            necessary to satisfy an immediate
                                            and heavy financial need of the
                                            Employee only if:

                                            1)   The employee has obtained all
                                                 distributions, other than
                                                 hardship distributions, and all
                                                 nontaxable loans under all
                                                 plans maintained by the
                                                 Employer;
                                            2)   The distribution is not in
                                                 excess of the amount of an
                                                 immediate and heavy financial
                                                 need (including amounts
                                                 necessary to pay any federal,
                                                 state or local income taxes or
                                                 penalties reasonably
                                                 anticipated to result from the
                                                 distribution).

                                    5.  One-Time In-Service Withdrawal Option -
                                        If this is a profit sharing plan and the Employer has elected the one-time in-service withdrawal option in the Adoption Agreement, then Participants will be permitted only one in-service withdrawal during the course of such Participants employment with the Employer. The amount which the Participant can withdraw will be limited to the lesser of the amount determined under the limits set forth in Section 6.01(A)(3) or the percentage of the Participant's Individual Account specified by the Employer in the Adoption Agreement. Distributions under this Section will be subject to the requirements of Section 6.05.

                                    6.  Commencement of Benefits -
                                        Notwithstanding any other provision,
                                        unless the Participant elects otherwise, distribution of benefits will begin no later than the 60th day after the latest of the close of the Plan Year in which:

                                        a.  the Participant attains Normal
                                            Retirement Age;
                                        b.  occurs the 10th anniversary of the
                                            year in which the Participant
                                            commenced participation in the Plan;
                                            or
                                        c.  the Participant incurs a Termination
                                            of Employment.

                                    Notwithstanding the foregoing, the failure of a Participant and spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 6.02(B) of the Plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

                           B.       Determining the Vested Portion - In
                                    determining the Vested portion of a
                                    Participant's Individual Account, the
                                    following rules apply:

                                    1.  Employer Contributions and Forfeitures -
                                        The Vested portion of a Participant's
                                        Individual Account derived from Employer
                                        Contributions and Forfeitures is
                                        determined by applying the vesting
                                        schedule selected in the Adoption
                                        Agreement (or the vesting schedule
                                        described in Section 6.01(C) if the Plan is a Top-Heavy Plan).

                                    2.  Rollover and Transfer Contributions - A
                                        Participant is fully Vested in his or
                                        her rollover contributions and transfer
                                        contributions.

                                    3.  Fully Vested Under Certain Circumstances
                                        - A Participant is fully Vested in his
                                        or her Individual Account if any of the
                                        following occurs:

                                        a.  the Participant reaches Normal
                                            Retirement Age;
                                        b.  the Plan is terminated or partially
                                            terminated; or
                                        c.  there exists a complete
                                            discontinuance of contributions
                                            under the Plan.

                                        Further, unless otherwise indicated in
                                        the Adoption Agreement, a Participant is fully Vested if the Participant dies, incurs a Disability, or satisfies the conditions for Early Retirement Age (if applicable).

                                    4.  Participants in a Prior Plan - If a
                                        Participant was a participant in a Prior
                                        Plan on the Effective Date, his or her
                                        Vested percentage shall not be less than it would have been under such Prior Plan as computed on the Effective Date.

                           C.       Minimum Vesting Schedule for Top-Heavy Plans
                                    - The following vesting provisions apply for any Plan Year in which this Plan is a Top-Heavy Plan.

                                    Notwithstanding the other provisions of this
                                    Section 6.01 or the vesting schedule
                                    selected in the Adoption Agreement (unless those provisions or that schedule provide for more rapid vesting), a Participant's Vested portion of his or her Individual Account attributable to Employer Contributions and Forfeitures shall be determined in accordance with the vesting schedule elected by the Employer in the Adoption Agreement (and if no election is made the 6 year graded schedule will be deemed to have been elected) as described below:

                                                    6 YEAR GRADED                          3 YEAR CLIFF

                                           Years of                                     Years of
                                        Vesting Service       Vested Percentage     Vesting Service     Vested Percentage
                                        ---------------       -----------------     ---------------     -----------------
                                               1                       0                   1                     0
                                               2                      20                   2                     0
                                               3                      40                   3                   100
                                               4                      60
                                               5                      80
                                               6                     100

                                    This minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code, except those attributable to Nondeductible Employee Contributions including benefits accrued before the effective date of Section 416 of the Code and benefits accrued before the Plan became a Top-Heavy Plan. Further, no decrease in a Participant's Vested percentage may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year. However, this Section 6.01(C) does not apply to the Individual Account of any Employee who does not have an Hour of Service after the Plan has initially become a Top-Heavy Plan and such Employee's Individual Account attributable to Employer Contributions and Forfeitures will be determined without regard to this Section.

                                    If this Plan ceases to be a Top-Heavy Plan, then in accordance with the above restrictions, the vesting schedule as selected in the Adoption Agreement will govern. If the vesting schedule under the Plan shifts in or out of top-heavy status, such shift is an amendment to the vesting schedule and the election in Section 9.04 applies.

                           D. Break in Vesting Service and Forfeitures - If a Participant incurs a Termination of Employment, any portion of his or her Individual Account which is not Vested shall be held in a suspense account. Such suspense account shall share in any increase or decrease in the fair market value of the assets of the Fund in accordance with
                                    Section 4 of the Plan. The disposition of such suspense account shall be as follows:

                                    1.  Breaks in Vesting Service - If a
                                        Participant neither receives nor is
                                        deemed to receive a distribution
                                        pursuant to Section 6.01(D)(3) or (4)
                                        and the Participant returns to the
                                        service of the Employer before incurring
                                        5 consecutive Breaks in Vesting Service, there shall be no Forfeiture and the amount in such suspense account shall be recredited to such Participant's Individual Account.

                                    2.  Five Consecutive Breaks in Vesting
                                        Service - If a Participant neither
                                        receives nor is deemed to receive a
                                        distribution pursuant to Section
                                        6.01(D)(3) or (4) and the Participant
                                        does not return to the service of the
                                        Employer before incurring 5 consecutive
                                        Breaks in Vesting Service, the portion
                                        of the Participant's Individual Account
                                        which is not Vested shall be treated as
                                        a Forfeiture and allocated in accordance with Section 3.01(C).

                                    3.  Cash-out of Certain Participants - If
                                        the value of the Vested portion of such
                                        Participant's Individual Account derived from Nondeductible Employee
                                        Contributions and Employer Contributions does not exceed $3,500, the Participant shall receive a distribution of the entire Vested portion of such Individual Account and the portion which is not Vested shall be treated as a Forfeiture and allocated in accordance with Section 3.01(C). For purposes of this Section, if the value of the Vested portion of a Participant's Individual Account is zero, the Participant shall be deemed to have received a distribution of such Vested Individual Account. A
                                        Participant's Vested Individual Account
                                        balance shall not include accumulated
                                        deductible employee contributions within the meaning of Section 72(o)(5)(B) of the Code for Plan Years beginning prior to January 1, 1989.

                                    4.  Participants Who Elect to Receive
                                        Distributions - If such Participant
                                        elects to receive a distribution, in
                                        accordance with Section 6.02(B), of the
                                        value of the Vested portion of his or
                                        her Individual Account derived from
                                        Nondeductible Employee Contributions and
                                        Employer Contributions, the portion
                                        which is not Vested shall be treated as
                                        a Forfeiture and allocated in accordance with Section 3.01(C).

                                    5.  Re-employed Participants - If a
                                        Participant receives or is deemed to
                                        receive a distribution pursuant to
                                        Section 6.01(D)(3) or (4) above and the
                                        Participant resumes employment covered
                                        under this Plan, the Participant's
                                        Employer-derived Individual Account
                                        balance will be restored to the amount
                                        on the date of distribution if the
                                        Participant repays to the Plan the full
                                        amount of the distribution attributable
                                        to Employer Contributions before the
                                        earlier of 5 years after the first date
                                        on which the Participant is subsequently re-employed by the Employer, or the date the Participant incurs 5 consecutive Breaks in Vesting Service following the date of the distribution.

                                        Any restoration of a Participant's
                                        Individual Account pursuant to Section
                                        6.01(D)(5) shall be made from other
                                        Forfeitures, income or gain to the Fund
                                        or contributions made by the Employer.

                           E. Distribution Prior to Full Vesting - If a distribution is made to a Participant who was not then fully Vested in his or her Individual Account derived from Employer Contributions and the Participant may increase his or her Vested percentage in his or her Individual Account, then the following rules shall apply:

                                    1.  a separate account will be established
                                        for the Participant's interest in the
                                        Plan as of the time of the distribution, and

                                    2.  at any relevant time the Participant's
                                        Vested portion of the separate account
                                        will be equal to an amount ("X")
                                        determined by the formula: X=P (AB + (R
                                        x D)) - (R x D) where "P" is the Vested
                                        percentage at the relevant time, "AB" is the separate account balance at the relevant time; "D" is the amount of the distribution; and "R" is the ratio of the separate account balance at the relevant time to the separate account balance after distribution.

         6.02              FORM OF DISTRIBUTION TO A PARTICIPANT

                           A. Value of Individual Account Does Not Exceed $3,500 - If the value of the Vested portion of a Participant's Individual Account derived from Nondeductible Employee Contributions and Employer Contributions does not exceed $3,500, distribution from the Plan shall be made to the Participant in a single lump sum in lieu of all other forms of distribution from the Plan as soon as administratively feasible.

                           B.       Value of Individual Account Exceeds $3,500

                                    1.  If the value of the Vested portion of a
                                        Participant's Individual Account derived from Nondeductible Employee
                                        Contributions and Employer Contributions exceeds (or at the time of any prior distribution exceeded) $3,500, and the Individual Account is immediately distributable, the Participant and the Participant's spouse (or where either the Participant or the spouse died, the survivor) must consent to any distribution of such Individual Account. The consent of the Participant and the Participant's spouse shall be obtained in writing within the 90-day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrator shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's Individual Account is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Section 417(a)(3) of the Code, and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date.

                                        If a distribution is one to which
                                        Sections 401(a)(11) and 417 of the
                                        Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under
                                        Section 1.411(a)-11(c) of the Income Tax
                                        Regulations is given, provided that:

                                        a.  the Plan Administrator clearly
                                            informs the Participant that the
                                            Participant has a right to a period
                                            of at least 30 days after receiving
                                            the notice to consider the decision
                                            of whether or not to elect a
                                            distribution (and, if applicable, a
                                            particular distribution option), and

                                        b.  the Participant, after receiving the
                                            notice, affirmatively elects a
                                            distribution.

                                        Notwithstanding the foregoing, only the
                                        Participant need consent to the
                                        commencement of a distribution in the
                                        form of a qualified joint and survivor
                                        annuity while the Individual Account is
                                        immediately distributable. Neither the
                                        consent of the Participant nor the
                                        Participant's spouse shall be required
                                        to the extent that a distribution is
                                        required to satisfy Section 401(a)(9) or
                                        Section 415 of the Code. In addition,
                                        upon termination of this Plan if the
                                        Plan does not offer an annuity option
                                        (purchased from a commercial provider),
                                        the Participant's Individual Account
                                        may, without the Participant's consent,
                                        be distributed to the Participant or
                                        transferred to another defined
                                        contribution plan (other than an
                                        employee stock ownership plan as defined in Section 4975(e)(7) of the Code) within the same controlled group.

                                        An Individual Account is immediately
                                        distributable if any part of the
                                        Individual Account could be distributed
                                        to the Participant (or surviving spouse) before the Participant attains or would have attained (if not deceased) the later of Normal Retirement Age or age 62.

                                    2.  For purposes of determining the
                                        applicability of the foregoing consent
                                        requirements to distributions made
                                        before the first day of the first Plan
                                        Year beginning after December 31, 1988,
                                        the Vested portion of a Participant's
                                        Individual Account shall not include
                                        amounts attributable to accumulated
                                        deductible employee contributions within the meaning of Section 72(o)(5)(B) of the Code.

                           C. Other Forms of Distribution to Participant - If the value of the Vested portion of a Participant's Individual Account exceeds $3,500 and the Participant has properly waived the joint and survivor annuity, as described in Section 6.05, the Participant may request in writing that the Vested portion of his or her Individual Account be paid to him or her in one or more of the following forms of payment: (1) in a lump sum; (2) in installment payments over a period not to exceed the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and his or her designated Beneficiary; or
                                    (3) applied to the purchase of an annuity contract.

                                    Notwithstanding anything in this Section
                                    6.02 to the contrary, a Participant cannot elect payments in the form of an annuity if the Retirement Equity Act safe harbor rules of Section 6.05(F) apply.

         6.03              DISTRIBUTIONS UPON THE DEATH OF A PARTICIPANT

                           A.       Designation of Beneficiary - Spousal Consent
                                    - Each Participant may designate, upon a form provided by and delivered to the Plan Administrator, one or more primary and contingent Beneficiaries to receive all or a specified portion of the Participant's Individual Account in the event of his or her death. A Participant may change or revoke such Beneficiary designation from time to time by completing and delivering the proper form to the Plan Administrator.

                                    In the event that a Participant wishes to designate a primary Beneficiary who is not his or her spouse, his or her spouse must consent in writing to such designation, and the spouse's consent must acknowledge the effect of such designation and be witnessed by a notary public or plan representative. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Plan Administrator that such written consent may not be obtained because there is no spouse or the spouse cannot be located, no consent shall be required. Any change of Beneficiary will require a new spousal consent.

                           B. Payment to Beneficiary - If a Participant dies before the Participant's entire Individual Account has been paid to him or her, such deceased Participant's Individual Account shall be payable to any surviving Beneficiary designated by the Participant, or, if no Beneficiary survives the Participant, to the Participant's estate.

                           C. Written Request: When Distributed - A Beneficiary of a deceased Participant entitled to a distribution who wishes to receive a distribution must submit a written request to the Plan Administrator. Such request shall be made upon a form provided by the Plan Administrator. Upon a valid request, the Plan Administrator shall direct the Trustee (or Custodian) to commence distribution no later than the time specified in the Adoption Agreement for this purpose and if not specified in the Adoption Agreement, then no later than 90 days following the later of:

                                    1.  the close of the Plan Year within which
                                        the Participant dies; or
                                    2.  the close of the Plan Year in which the
                                        request is received.

         6.04              FORM OF DISTRIBUTION TO BENEFICIARY

                           A. Value of Individual Account Does Not Exceed $3,500 - If the value of the Participant's Individual Account derived from Nondeductible Employee Contributions and Employer Contributions does not exceed $3,500, the Plan Administrator shall direct the Trustee (or Custodian, if applicable) to make a distribution to the Beneficiary in a single lump sum in lieu of all other forms of distribution from the Plan.

                           B. Value of Individual Account Exceeds $3,500 - If the value of a Participant's Individual Account derived from Nondeductible Employee Contributions and Employer Contributions exceeds $3,500 the preretirement survivor annuity requirements of Section 6.05 shall apply unless waived in accordance with that Section or unless the Retirement Equity Act safe harbor rules of Section 6.05(F) apply. However, a surviving spouse Beneficiary may elect any form of payment allowable under the Plan in lieu of the preretirement survivor annuity. Any such payment to the surviving spouse must meet the requirements of Section 6.06.

                           C. Other Forms of Distribution to Beneficiary - If the value of a Participant's Individual Account exceeds $3,500 and the Participant has properly waived the preretirement survivor annuity, as described in Section
                                    6.05 (if applicable) or if the Beneficiary is the Participant's surviving spouse, the Beneficiary may, subject to the requirements of Section 6.06, request in writing that the Participant's Individual Account be paid as follows: (1) in a lump sum; or (2) in installment payments over a period not to exceed the life expectancy of such Beneficiary.

         6.05              JOINT AND SURVIVOR ANNUITY REQUIREMENTS

                           A. The provisions of this Section shall apply to any Participant who is credited with at least one Hour of Eligibility Service with the Employer on or after August 23, 1984, and such other Participants as provided in
                                    Section 6.05(G).

                           B. Qualified Joint and Survivor Annuity - Unless an optional form of benefit is selected pursuant to a qualified election within the 90-day period ending on the annuity starting date, a married Participant's Vested account balance will be paid in the form of a qualified joint and survivor annuity and an unmarried Participant's Vested account balance will be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan.

                           C. Qualified Preretirement Survivor Annuity - Unless an optional form of benefit has been selected within the election period pursuant to a qualified election, if a Participant dies before the annuity starting date then the Participant's Vested account balance shall be applied toward the purchase of an annuity for the life of the surviving spouse. The surviving spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

                           D.       Definitions

                                    1.  Election Period - The period which
                                        begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the account balance as of the date of separation, the election period shall begin on the date of separation.

                                        Pre-age 35 waiver - A Participant who
                                        will not yet attain age 35 as of the end of any current Plan Year may make special qualified election to waive the qualified preretirement survivor annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election shall not be valid unless the Participant receives a written explanation of the qualified preretirement survivor annuity in such terms as are comparable to the explanation required under Section 6.05(E)(1). Qualified preretirement survivor annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this
                                        Section 6.05.

                                    2.  Earliest Retirement Age - The earliest
                                        date on which, under the Plan, the
                                        Participant could elect to receive
                                        retirement benefits.

                                    3.  Qualified Election - A waiver of a
                                        qualified joint and survivor annuity or
                                        a qualified preretirement survivor
                                        annuity. Any waiver of a qualified joint and survivor annuity or a qualified preretirement survivor annuity shall not be effective unless: (a) the
                                        Participant's spouse consents in writing to the election, (b) the election designates a specific Beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent); (c) the spouse's consent acknowledges the effect of the election, and (d) the spouse's consent is witnessed by a plan representative or notary public. Additionally, a Participant's waiver of the qualified joint and survivor annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a qualified election.

                                        Any consent by a spouse obtained under
                                        this provision (or establishment that
                                        the consent of a spouse may not be
                                        obtained) shall be effective only with
                                        respect to such spouse. A consent that
                                        permits designations by the Participant
                                        without any requirement of further
                                        consent by such spouse must acknowledge
                                        that the spouse has the right to limit
                                        consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in
                                        Section 6.05(E) below.

                                    4.  Qualified Joint and Survivor Annuity -
                                        An immediate annuity for the life of the Participant with a survivor annuity for the life of the spouse which is not less than 50% and not more than 100% of the amount of the annuity which is payable during the joint lives of the Participant and the spouse and which is the amount of benefit which can be purchased with the Participant's vested account balance. The percentage of the survivor annuity under the Plan shall be 50% (unless a different percentage is elected by the Employer in the Adoption Agreement).

                                    5.  Spouse (surviving spouse) - The spouse
                                        or surviving spouse of the Participant,
                                        provided that a former spouse will be
                                        treated as the spouse or surviving
                                        spouse and a current spouse will not
                                        be treated as the spouse or surviving
                                        spouse to the extent provided under a
                                        qualified domestic relations order as
                                        described in Section 414(p) of the Code.

                                    6. Annuity Starting Date - The first day of the first period for which an amount is paid as an annuity or any other form.

                                    7.  Vested Account Balance - The aggregate
                                        value of the Participant's Vested
                                        account balances derived from Employer
                                        and Nondeductible Employee Contributions
                                        (including rollovers), whether Vested
                                        before or upon death, including the
                                        proceeds of insurance contracts, if any, on the Participant's life. The provisions of this Section 6.05 shall apply to a Participant who is Vested in amounts attributable to Employer Contributions, Nondeductible Employee
                                        Contributions (or both) at the time of
                                        death or distribution.

                           E.       Notice Requirements

                                    1.  In the case of a qualified joint and
                                        survivor annuity, the Plan Administrator shall no less than 30 days and not more than 90 days prior to the annuity starting date provide each Participant a written explanation of: (a) the terms and conditions of a qualified joint and survivor annuity; (b) the Participant's right to make and the effect of an election to waive the qualified Joint and survivor annuity form of benefit;
                                        (c) the rights of a Participant's
                                        spouse; and (d) the right to make, and
                                        the effect of, a revocation of a
                                        previous election to waive the qualified joint and survivor annuity.

                                    2. In the case of a qualified preretirement annuity as described in Section 6.05(C), the Plan Administrator shall provide each Participant within the applicable period for such Participant a written explanation of the qualified preretirement survivor annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of Section 6.05(E)(1) applicable to a qualified joint and survivor annuity.

                                        The applicable period for a Participant
                                        is whichever of the following periods
                                        ends last: (a) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (b) a reasonable period ending after the individual becomes a Participant; (c) a reasonable period ending after Section 6.05(E)(3) ceases to apply to the Participant; and (d) a reasonable period ending after this Section 6.05 first applies to the Participant.
                                        Notwithstanding the foregoing, notice
                                        must be provided within a reasonable
                                        period ending after separation from
                                        service in the case of a Participant who separates from service before attaining age 35.

                                        For purposes of applying the preceding
                                        paragraph, a reasonable period ending
                                        after the enumerated events described in
                                        (b), (c) and (d) is the end of the
                                        two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

                                    3.  Notwithstanding the other requirements
                                        of this Section 6.05(E), the respective
                                        notices prescribed by this Section
                                        6.05(E), need not be given to a
                                        Participant if (a) the Plan "fully
                                        subsidizes" the costs of a qualified
                                        joint and survivor annuity or qualified
                                        preretirement survivor annuity, and (b)
                                        the Plan does not allow the Participant
                                        to waive the qualified joint and
                                        survivor annuity or qualified
                                        preretirement survivor annuity and does
                                        not allow a married Participant to
                                        designate a nonspouse beneficiary. For
                                        purposes of this Section 6.05(E)(3), a
                                        plan fully subsidizes the costs of a
                                        benefit if no increase in cost, or
                                        decrease in benefits to the Participant
                                        may result from the Participant's
                                        failure to elect another benefit.

                           F.       Retirement Equity Act Safe Harbor Rules

                                    1.  If the Employer so indicates in the
                                        Adoption Agreement, this Section 6.05(F) shall apply to a Participant in a profit sharing plan, and shall always apply to any distribution, made on or after the first day of the first Plan Year beginning after December 31, 1988; from or under a separate account attributable solely to accumulated deductible employee contributions, as defined in Section 72(o)(5)(B) of the Code, and maintained on behalf of a Participant in a money purchase pension plan, (including a target benefit plan) if the following conditions are satisfied:

                                        a.  the Participant does not or cannot
                                            elect payments in the form of a life
                                            annuity; and

                                        b.  on the death of a Participant, the
                                            Participant's Vested account balance
                                            will be paid to the Participant's
                                            surviving spouse, but if there is no
                                            surviving spouse, or if the
                                            surviving spouse has consented in a
                                            manner conforming to a qualified
                                            election, then to the Participant's
                                            designated Beneficiary. The
                                            surviving spouse may elect to have
                                            distribution of the Vested account
                                            balance commence within the 90-day
                                            period following the date of the
                                            Participant's death. The account
                                            balance shall be adjusted for gains
                                            or losses occurring after the
                                            Participant's death in accordance
                                            with the provisions of the Plan
                                            governing the adjustment of account
                                            balances for other types of
                                            distributions. This Section 6.05(F)
                                            shall not be operative with respect
                                            to a Participant in a profit sharing
                                            plan if the plan is a direct or
                                            indirect transferee of a defined
                                            benefit plan, money purchase plan, a
                                            target benefit plan, stock bonus, or
                                            profit sharing plan which is subject
                                            to the survivor annuity requirements
                                            of Section 401(a)(11) and Section
                                            417 of the code. If this Section
                                            6.05(F) is operative, then the
                                            provisions of this Section 6.05
                                            other than Section 6.05(G) shall be
                                            inoperative.

                                    2.  The Participant may waive the spousal
                                        death benefit described in this Section
                                        6.05(F) at any time provided that no
                                        such waiver shall be effective unless it satisfies the conditions of Section 6.05(D)(3) (other than the notification requirement referred to therein) that would apply to the Participant's waiver of the qualified preretirement survivor annuity.

                                    3.  For purposes of this Section 6.05(F),
                                        Vested account balance shall mean, in
                                        the case of a money purchase pension
                                        plan or a target benefit plan, the
                                        Participant's separate account balance
                                        attributable solely to accumulated
                                        deductible employee contributions within the meaning of Section 72(o)(5)(B) of the Code. In the case of a profit sharing plan, Vested account balance shall have the same meaning as provided in Section 6.05(D)(7).

                           G.       Transitional Rules

                                    1.  Any living Participant not receiving
                                        benefits on August 23, 1984, who would
                                        otherwise not receive the benefits
                                        prescribed by the previous subsections
                                        of this Section 6.05 must be given the
                                        opportunity to elect to have the prior
                                        subsections of this Section apply if
                                        such Participant is credited with at
                                        least one Hour of Service under this
                                        Plan or a predecessor plan in a Plan
                                        Year beginning on or after January 1,
                                        1976, and such Participant had at least
                                        10 Years of Vesting Service when he or
                                        she separated from service.

                                    2.  Any living Participant not receiving
                                        benefits on August 23,1984, who was
                                        credited with at least one Hour of
                                        Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with Section 6.05(G)(4).

                                    3.  The respective opportunities to elect
                                        (as described in Section 6.05(G)(1) and
                                        (2) above) must be afforded to the
                                        appropriate Participants during the
                                        period commencing on August 23, 1984,
                                        and ending on the date benefits would
                                        otherwise commence to said Participants.

                                    4. Any Participant who has elected pursuant to Section 6.05(G)(2) and any
                                        Participant who does not elect under
                                        Section 6.05(G)(1) or who meets the
                                        requirements of Section 6.05(G)(1)
                                        except that such Participant does not
                                        have at least 10 Years of Vesting
                                        Service when he or she separates from
                                        service, shall have his or her benefits
                                        distributed in accordance with all of
                                        the following requirements if benefits
                                        would have been payable in the form of a life annuity:

                                        a.  Automatic Joint and Survivor Annuity
                                            - If benefits in the form of a life
                                            annuity become payable to a married
                                            Participant who:

                                            (1)  begins to receive payments
                                                 under the Plan on or after
                                                 Normal Retirement Age; or
                                            (2)  dies on or after Normal
                                                 Retirement Age while still
                                                 working for the Employer; or
                                            (3)  begins to receive payments on
                                                 or after the qualified early
                                                 retirement age; or
                                            (4)  separates from service on or
                                                 after attaining Normal
                                                 Retirement Age (or the
                                                 qualified early retirement age)
                                                 and after satisfying the
                                                 eligibility requirements for
                                                 the payment of benefits under
                                                 the Plan and thereafter dies
                                                 before beginning to receive
                                                 such benefits; then such
                                                 benefits will be received under
                                                 this Plan in the form of a
                                                 qualified joint and survivor
                                                 annuity, unless the Participant
                                                 has elected otherwise during
                                                 the election period. The
                                                 election period must begin at
                                                 least 6 months before the
                                                 Participant attains qualified
                                                 early retirement age and ends
                                                 not more than 90 days before
                                                 the commencement of benefits.
                                                 Any election hereunder will be
                                                 in writing and may be changed
                                                 by the Participant at any time.

                                        b.  Election of Early Survivor Annuity -
                                            A Participant who is employed after
                                            attaining the qualified early
                                            retirement age will be given the
                                            opportunity to elect, during the
                                            election period, to have a survivor
                                            annuity payable on death. If the
                                            Participant elects the survivor
                                            annuity, payments under such annuity
                                            must not be less than the payments
                                            which would have been made to the
                                            spouse under the qualified joint and
                                            survivor annuity if the Participant
                                            had retired on the day before his or
                                            her death. Any election under this
                                            provision will be in writing and may
                                            be changed by the Participant at any
                                            time. The election period begins on
                                            the later of (1) the 90th day before
                                            the Participant attains the
                                            qualified early retirement age, or
                                            (2) the date on which participation
                                            begins, and ends on the date the
                                            Participant terminates employment.

                                        c.  For purposes of Section 6.05(G)(4):

                                            (1)  Qualified early retirement age
                                                 is the latest of:

                                                 (a) the earliest date, under
                                                     the Plan, on which the
                                                     Participant may elect to
                                                     receive retirement
                                                     benefits,
                                                 (b) the first day of the 120th
                                                     month beginning before the
                                                     Participant reaches Normal
                                                     Retirement Age, or
                                                 (c) the date the Participant
                                                     begins participation.

                                            (2)  Qualified joint and survivor
                                                 annuity is an annuity for the
                                                 life of the Participant with a
                                                 survivor annuity for the life
                                                 of the spouse as described in
                                                 Section 6.05(D)(4) of this
                                                 Plan.

         6.06              DISTRIBUTION REQUIREMENTS
                           A.       General Rules

                                    1.  Subject to Section 6.05 Joint and
                                        Survivor Annuity Requirements, the
                                        requirements of this Section shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of the Plan. Unless otherwise specified, the provisions of this Section 6.06 apply to calendar years beginning after December 31, 1984.

                                    2.  All distributions required under this
                                        Section 6.06 shall be determined and
                                        made in accordance with the Income Tax
                                        Regulations under Section 401(a)(9),
                                        including the minimum distribution
                                        incidental benefit requirement of
                                        Section 1.401(a)(9)-2 of the proposed
                                        regulations.

                           B. Required Beginning Date - The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's required beginning date.

                           C. Limits on Distribution Periods - As of the first distribution calendar year, distributions, if not made in a single sum, may only be made over one of the following periods (or a combination thereof):

                                    1.  the life of the Participant,
                                    2.  the life of the Participant and a
                                        designated Beneficiary,
                                    3.  a period certain not extending beyond
                                        the Life expectancy of the Participant,
                                        or

                                    4.  a period certain not extending beyond
                                        the joint and last survivor expectancy
                                        of the Participant and a designated
                                        Beneficiary.

                           D. Determination of Amount to be Distributed Each Year - If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the required beginning date:

                                    1.  Individual Account

                                        a.  If a Participant's benefit is to be
                                            distributed over (1) a period not
                                            extending beyond the life expectancy
                                            of the Participant or the joint life
                                            and last survivor expectancy of the
                                            Participant and the Participant's
                                            designated Beneficiary or (2) a
                                            period not extending beyond the life
                                            expectancy of the designated
                                            Beneficiary, the amount required to
                                            be distributed for each calendar
                                            year, beginning with distributions
                                            the first distribution calendar
                                            year, must at least equal the
                                            quotient obtained by dividing the
                                            Participant's benefit by the
                                            applicable life expectancy.

                                        b.  For calendar years beginning before
                                            January 1, 1989, if the
                                            Participant's spouse is not the
                                            designated Beneficiary, the method
                                            of distribution selected must assure
                                            that at least 50% of the present
                                            value of the amount available for
                                            distribution is paid within the life
                                            expectancy of the Participant.

                                        c.  For calendar years beginning after
                                            December 31, 1988, the amount to be
                                            distributed each year, beginning
                                            with distributions for the first
                                            distribution calendar year shall not
                                            be less than the quotient obtained
                                            by dividing the Participant's
                                            benefit by the lesser of (1) the
                                            applicable life expectancy or (2) if
                                            the Participant's spouse is not the
                                            designated Beneficiary, the
                                            applicable divisor determined from
                                            the table set forth in Q&A-4 of
                                            Section 1.401(a)(9)-2 of the
                                            Proposed Income Tax Regulations.
                                            Distributions after the death of the
                                            Participant shall be distributed
                                            using the applicable life expectancy
                                            in Section 6.05(D)(1)(a) above as
                                            the relevant divisor without regard
                                            to proposed regulations
                                            1.401(a)(9)-2.

                                        d.  The minimum distribution required
                                            for the Participant's first
                                            distribution calendar year must be
                                            made on or before the Participant's
                                            required beginning date. The minimum
                                            distribution for other calendar
                                            years, including the minimum
                                            distribution for the distribution
                                            calendar year in which the
                                            Employee's required beginning date
                                            occurs, must be made on or before
                                            December 31 of that distribution
                                            calendar year.

                                    2.  Other Forms - If the Participant's
                                        benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the regulations thereunder.

                           E.       Death Distribution Provisions

                                    1. Distribution Beginning Before Death - If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

                                    2.  Distribution Beginning After Death - If
                                        the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (a) or
                                        (b) below:

                                        a.  if any portion of the Participant's
                                            interest is payable to a designated
                                            Beneficiary, distributions may be
                                            made over the life or over a period
                                            certain not greater than the life
                                            expectancy of the designated
                                            Beneficiary commencing on or before
                                            December 31 of the calendar year
                                            immediately following the calendar
                                            year in which the Participant died;

                                        b.  if the designated Beneficiary is the
                                            Participant's surviving spouse, the
                                            date distributions are required to
                                            begin in accordance with (a) above
                                            shall not be earlier than the later
                                            of (1) December 31 of the calendar
                                            year immediately following the
                                            calendar year in which the

                                            Participant dies or (2) December 31
                                            of the calendar year in which the
                                            Participant would have attained age
                                            70 1/2.

                                            If the Participant has not made an
                                            election pursuant to this Section
                                            6.05(E)(2) by the time of his or her
                                            death, the Participant's designated
                                            Beneficiary must elect the method of
                                            distribution no later than the
                                            earlier of (1) December 31 of the
                                            calendar year in which distributions
                                            would be required to begin under
                                            this Section 6.05(E)(2), or (2)
                                            December 31 of the calendar year
                                            which contains the fifth anniversary
                                            of the date of death of the
                                            Participant. If the Participant has
                                            no designated Beneficiary, or if the
                                            designated Beneficiary does not
                                            elect a method of distribution,
                                            distribution of the Participant's
                                            entire interest must be completed by
                                            December 31 of the calendar year
                                            containing the fifth anniversary of
                                            the Participant's death.

                                    3.  For purposes of Section 6.06(E)(2)
                                        above, if the surviving spouse dies
                                        after the Participant, but before
                                        payments to such spouse begin, the
                                        provisions of Section 6.06(E)(2), with
                                        the exception of paragraph (b) therein,
                                        shall be applied as if the surviving
                                        spouse were the Participant.

                                    4.  For purposes of this Section 6.06(E),
                                        any amount paid to a child of the
                                        Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

                                    5.  For purposes of this Section 6.06(E),
                                        distribution of a Participant's interest is considered to begin on the Participant's required beginning date (or, if Section 6.06(E)(3) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to Section 6.06(E)(2) above). If distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

                           F.       Definitions

                                    1.  Applicable Life Expectancy - The life
                                        expectancy (or joint and last survivor
                                        expectancy) calculated using the
                                        attained age of the Participant (or
                                        designated Beneficiary) as of the
                                        Participant's (or designated
                                        Beneficiary's) birthday in the
                                        applicable calendar year reduced by one
                                        for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year.

                                    2.  Designated Beneficiary - The individual
                                        who is designated as the Beneficiary
                                        under the Plan in accordance with
                                        Section 401(a)(9) of the Code and the
                                        regulations thereunder.

                                    3.  Distribution Calendar Year - A calendar
                                        year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 6.05(E) above.

                                    4.  Life Expectancy - Life expectancy and
                                        joint and last survivor expectancy are
                                        computed by use of the expected return
                                        multiples in Tables V and VI of Section
                                        1.72-9 of the Income Tax Regulations.

                                        Unless otherwise elected by the
                                        Participant (or spouse, in the case of
                                        distributions described in Section
                                        6.05(E)(2)(b) above) by the time
                                        distributions are required to begin,
                                        life expectancies shall be recalculated
                                        annually. Such election shall be
                                        irrevocable as to the Participant (or
                                        spouse) and shall apply to all
                                        subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

                                    5.  Participant's Benefit

                                        a.  The account balance as of the last
                                            valuation date in the valuation
                                            calendar year (the calendar year
                                            immediately preceding the
                                            distribution calendar year)
                                            increased by the amount of any
                                            Contributions or Forfeitures
                                            allocated to the account balance as
                                            of dates in the valuation calendar
                                            year after the valuation date and
                                            decreased by distributions made in
                                            the valuation calendar year after
                                            the valuation date.

                                        b.  Exception for second distribution
                                            calendar year. For purposes of
                                            paragraph (a) above, if any portion
                                            of the minimum distribution for the
                                            first distribution calendar year is
                                            made in the second distribution
                                            calendar year on or before the
                                            required beginning date, the amount
                                            of the minimum distribution made in
                                            the second distribution calendar
                                            year shall be treated as if it had
                                            been made in the immediately
                                            preceding distribution calendar
                                            year.

                                    6.  Required Beginning Date

                                        a.  General Rule - The required
                                            beginning date of a Participant is
                                            the first day of April of the
                                            calendar year following the calendar
                                            year in which the Participant
                                            attains age 70 1/2.

                                        b.  Transitional Rules - The required
                                            beginning date of a Participant who
                                            attains age 70 1/2 before January 1,
                                            1988, shall be determined in
                                            accordance with (1) or (2) below:

                                            (1)  Non 5% Owners - The required
                                                 beginning date of a Participant
                                                 who is not a 5% owner is the
                                                 first day of April of the
                                                 calendar year following the
                                                 calendar year in which the
                                                 later of retirement or
                                                 attainment of age 70 1/2
                                                 occurs.

                                            (2)  5% Owners - The required
                                                 beginning date of a Participant
                                                 who is a 5% owner during any
                                                 year beginning after December
                                                 31, 1979, is the first day of
                                                 April following the later of:

                                                 (a) the calendar year in which
                                                     the Participant attains age
                                                     70 1/2, or
                                                 (b) the earlier of the calendar
                                                     year with or within which
                                                     ends the Plan Year in which
                                                     the Participant becomes a
                                                     5% owner, or the calendar
                                                     year in which the
                                                     Participant retires.

                                                     The required beginning date
                                                     of a Participant who is not
                                                     a 5% owner who attains age
                                                     70 1/2 during 1988 and who
                                                     has not retired as of
                                                     January 1, 1989, is April
                                                     1, 1990.

                                        c.  5% Owner - A Participant is treated
                                            as a 5% owner for purposes of this
                                            Section 6.06(F)(6) if such
                                            Participant is a 5% owner as defined
                                            in Section 416(i) of the Code
                                            (determined in accordance with
                                            Section 416 but without regard to
                                            whether the Plan is top-heavy) at
                                            any time during the Plan Year ending
                                            with or within the calendar year in
                                            which such owner attains age 66 1/2
                                            or any subsequent Plan Year.

                                        d.  Once distributions have begun to a
                                            5% owner under this Section
                                            6.06(F)(6) they must continue to be
                                            distributed, even if the Participant
                                            ceases to be a 5% owner in a
                                            subsequent year.

                           G.       Transitional Rule

                                    1.  Notwithstanding the other requirements
                                        of this Section 6.06 and subject to the
                                        requirements of Section 6.05, Joint and
                                        Survivor Annuity Requirements,
                                        distribution on behalf of any Employee,
                                        including a 5% owner, may be made in
                                        accordance with all of the following
                                        requirements (regardless of when such
                                        distribution commences):

                                        a.  The distribution by the Fund is one
                                            which would not have qualified such
                                            Fund under Section 401(a)(9) of the
                                            Code as in effect prior to amendment
                                            by the Deficit Reduction Act of
                                            1984.

                                        b.  The distribution is in accordance
                                            with a method of distribution
                                            designated by the Employee whose
                                            interest in the Fund is being
                                            distributed or, if the Employee is
                                            deceased, by a Beneficiary of such
                                            Employee.

                                        c.  Such designation was in writing, was
                                            signed by the Employee or the
                                            Beneficiary, and was made before
                                            January 1, 1984.

                                        d.  The Employee had accrued a benefit
                                            under the Plan as of December 31,
                                            1983.

                                        e.  The method of distribution
                                            designated by the Employee or the
                                            Beneficiary specifies the time at
                                            which distribution will commence,
                                            the period over which distributions
                                            will be made, and in the case of any
                                            distribution upon the Employee's
                                            death, the Beneficiaries of the
                                            Employee listed in order of
                                            priority.

                                    2.  A distribution upon death will not be
                                        covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

                                    3.  For any distribution which commences
                                        before January 1, 1984, but continues
                                        after December 31, 1983, the Employee,
                                        or the Beneficiary, to whom such
                                        distribution is being made, will be
                                        presumed to have designated the method
                                        of distribution under which the
                                        distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in Sections 6.06(G)(1)(a) and (e).

                                    4.  If a designation is revoked, any
                                        subsequent distribution must satisfy the requirements of Section 401(a)(9) of the Code and the regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Section 401(a)(9) of the Code and the regulations thereunder, but for the Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the Proposed Income Tax Regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 shall apply.

         6.07              ANNUITY CONTRACTS
                           Any annuity contract distributed under the Plan (if permitted or required by this Section 6) must be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of the Plan.

         6.08              LOANS TO PARTICIPANTS
                           If the Adoption Agreement so indicates, a Participant may receive a loan from the Fund, subject to the following rules:

                           A. Loans shall be made available to all Participants on a reasonably equivalent basis.

                           B. Loans shall not be made available to Highly Compensated Employees (as defined in Section 414(q) of the Code) in an amount greater than the amount made available to other Employees.

                           C. Loans must be adequately secured and bear a reasonable interest rate.

                           D. No Participant loan shall exceed the present value of the Vested portion of a Participant's Individual Account.

                           E. A Participant must obtain the consent of his or her spouse, if any, to the use of the Individual Account as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90 day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the account balance is used for renegotiation, extension, renewal, or other revision of the loan. Notwithstanding the foregoing, no spousal consent is necessary if, at the time the loan is secured, no consent would be required for a distribution under Section 417(a)(2)(B). In addition, spousal consent is not required if the Plan or the Participant is not subject to Section 401(a)(11) at the time the Individual Account is used as security, or if the total Individual Account subject to the security is less than or equal to $3,500.

                           F. In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs in the Plan. Notwithstanding the preceding sentence, a Participant's default on a loan will be treated as a distributable event and as soon as administratively feasible after the default, the Participant's Vested Individual Account will be reduced by the lesser of the amount in default (plus accrued interest) or the amount secured. If this Plan is a 401(k) plan, then to the extent the loan is attributable to a Participant's Elective Deferrals, Qualified Nonelective Contributions or Qualified Matching Contributions, the Participant's Individual Account will not be reduced unless the Participant has attained age 59 1/2 or has another distributable event. A Participant will be deemed to have consented to the provision at the time the loan is made to the Participant.

                           G.       No loans will be made to any
                                    shareholder-employee or Owner-Employee. For purposes of this requirement, a shareholder-employee means an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of
                                    Section 318(a)(1) of the Code), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

                           If a valid spousal consent has been obtained in accordance with 6.08(E), then, notwithstanding any other provisions of this Plan, the portion of the Participant's Vested Individual Account used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's Vested Individual Account (determined without regard to the preceding sentence) is payable to the surviving spouse, then the account balance shall be adjusted by first reducing the Vested Individual Account by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

                           To avoid taxation to the Participant, no loan to any Participant can be made to the extent that such loan when added to outstanding balance of all other loans to the Participant would exceed the lesser of (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or (b) 50% of the present value of the nonforfeitable Individual Account of the Participant or, if greater, the total Individual Account up to $10,000. For the purpose of the above limitation, all loans from all plans of the Employer and other members of a group of employers described in Sections 414(b), 414(c), and 414(m) of the Code are aggregated. Furthermore, any loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond 5 years from the date of the loan, unless such loan is used to acquire a dwelling unit which within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the Participant. An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance contract purchased under the Plan, will be treated as a loan under this paragraph.

                           The Plan Administrator Shall administer the loan program in accordance with a written document. Such written document shall include, at a minimum, the following: (i) the identity of the person or positions authorized to administer the Participant loan program; (ii) the procedure for applying for loans; (iii) the basis on which loans will be approved or denied; (iv) limitations (if any) on the types and amounts of loans offered; (v) the procedure under the program for determining a reasonable rate of interest; (vi) the types of collateral which may secure a Participant loan, and (vii) the events constituting default and the steps that will be taken to preserve Plan assets in the event of such default.

         6.09              DISTRIBUTION IN KIND
                           The Plan Administrator may cause any distribution under this Plan to be made either in a form actually held in the Fund, or in cash by convening assets other than cash into cash, or in any combination of the two foregoing ways.

         6.10              DIRECT ROLLOVERS OF ELIGIBLE ROLLOVER DISTRIBUTIONS

                           A.       Direct Rollover Option
                                    This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution that is equal to at least $500 paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                           B.       Definitions

                                    1.  Eligible rollover distribution - An
                                        eligible rollover distribution is any
                                        distribution of all or any portion of
                                        the balance to the credit of the
                                        distributee, except that an eligible
                                        rollover distribution does not include:

                                        a.  any distribution that is one of a
                                            series of substantially equal
                                            periodic payments (not less
                                            frequently than annually) made for
                                            the life (or life expectancy) of the
                                            distributee or the joint lives (or
                                            joint life expectancies) of the
                                            distributee and the distributee's
                                            designated Beneficiary, or for a
                                            specified period of ten years or
                                            more;
                                        b.  any distribution to the extent such
                                            distribution is required under
                                            Section 401(a)(9) of the Code;
                                        c.  the portion of any other
                                            distribution that is not includible
                                            in gross income (determined without
                                            regard to the exclusion for net
                                            unrealized appreciation with respect
                                            to employer securities); and
                                        d.  any other distribution(s) that is
                                            reasonably expected to total less
                                            than $200 during a year.

                                    2.  Eligible retirement plan - An eligible
                                        retirement plan is an individual
                                        retirement account described in Section
                                        408(a) of the Code, an individual
                                        retirement annuity described in Section
                                        408(b) of the Code, an annuity plan
                                        described in Section 403(a) of the Code, or a qualified trust described in
                                        Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                                    3.  Distributee - A distributee includes an
                                        Employee or former Employee. In
                                        addition, the Employee's or former
                                        Employee's surviving spouse and the
                                        Employee's or former Employee's spouse
                                        or former spouse who is the alternate
                                        payee under a qualified domestic
                                        relations order, as defined in Section
                                        414(p) of the Code, are distributees
                                        with regard to the interest of the
                                        spouse or former spouse.

                                    4. Direct rollover - A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

         6.11 PROCEDURE FOR MISSING PARTICIPANTS OR BENEFICIARIES The Plan Administrator must use all reasonable measures to locate Participants or Beneficiaries who are entitled to distributions from the Plan. In the event that the Plan Administrator cannot locate a Participant or Beneficiary who is entitled to a distribution from the Plan after using all reasonable measures to locate him or her, the Plan Administrator may, consistent with applicable laws, regulations and other pronouncements under ERISA, use any reasonable procedure to dispose of distributable plan assets, including any of the following: (1) establish a bank account for and in the name of the Participant or Beneficiary and transfer the assets to such bank account, (2) purchase an annuity contract with the assets in the name of the Participant or Beneficiary, or (3) after the expiration of 5 years after the benefit becomes payable, treat the amount distributable as a Forfeiture and allocate it in accordance with the terms of the Plan and if the Participant or Beneficiary is later located, restore such benefit to the Plan.

SECTION SEVEN              CLAIMS PROCEDURE

         7.01              FILING A CLAIM FOR PLAN DISTRIBUTIONS
                           A Participant or Beneficiary who desires to make a claim for the Vested portion of the Participant's Individual Account shall file a written request with the Plan Administrator on a form to be furnished to him or her by the Plan Administrator for such purpose. The request shall set forth the basis of the claim. The Plan Administrator is authorized to conduct such examinations as may be necessary to facilitate the payment of any benefits to which the Participant or Beneficiary may be entitled under the terms of the Plan.

         7.02              DENIAL OF CLAIM
                           Whenever a claim for a Plan distribution by any Participant or Beneficiary has been wholly or partially denied, the Plan Administrator must furnish such Participant or Beneficiary written notice of the denial within 60 days of the date the original claim was flied. This notice shall set forth the specific reasons for the denial, specific reference to pertinent Plan provisions on which the denial is based, a description of any additional information or material needed to perfect the claim, an explanation of why such additional information or material is necessary and an explanation of the procedures for appeal.

         7.03              REMEDIES AVAILABLE
                           The Participant or Beneficiary shall have 60 days from receipt of the denial notice in which to make written application for review by the Plan Administrator. The Participant or Beneficiary may request that the review be in the nature of a hearing. The Participant or Beneficiary shall have the right to representation, to review pertinent documents and to submit comments in writing. The Plan Administrator shall issue a decision on such review within 60 days after receipt of an application for review as provided for in Section 7.02. Upon a decision unfavorable to the Participant or Beneficiary, such Participant or Beneficiary shall be entitled to bring such actions in law or equity as may be necessary or appropriate to protect or clarify his or her right to benefits under this Plan.

SECTION EIGHT              PLAN ADMINISTRATOR

         8.01              EMPLOYER IS PLAN ADMINISTRATOR

                           A. The Employer shall be the Plan Administrator unless the managing body of the Employer designates a person or persons other than the Employer as the Plan Administrator and so notifies the Trustee (or Custodian, if applicable.) The Employer shall also be the Plan Administrator if the person or persons so designated cease to be the Plan Administrator. The Employer may establish an administrative committee that will carry out the Plan Administrator's duties. Members of the administrative committee may allocate the Plan Administrator's duties among themselves.

                           B. If the managing body of the Employer designates a person or persons other than the Employer as Plan Administrator, such person or persons shall serve at the pleasure of the Employer and shall serve pursuant to such procedures as such managing body may provide. Each such person shall be bonded as may be required by law.

         8.02              POWERS AND DUTIES OF THE PLAN ADMINISTRATOR

                           A. The Plan Administrator may, by appointment, allocate the duties of the Plan Administrator among several individuals or entities. Such appointments shall not be effective until the party designated accepts such appointment in writing.

                           B. The Plan Administrator shall have the authority to control and manage the operation and administration of the Plan. The Plan Administrator shall administer the Plan for the exclusive benefit of the Participants and their Beneficiaries in accordance with the specific terms of the Plan.

                           C. The Plan Administrator shall be charged with the duties of the general administration of the Plan, including, but not limited to, the following:

                                    1.  To determine all questions of
                                        interpretation or policy in a manner
                                        consistent with the Plan's documents and the Plan Administrator's construction or determination in good faith shall be conclusive and binding on all persons except as otherwise provided herein or by law. Any interpretation or construction shall be done in a nondiscriminatory manner and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Section 401(a) of the Code, as amended from time-to-time, and shall comply with the terms of ERISA, as amended from time-to-time;

                                    2.  To determine all questions relating to
                                        the eligibility of Employees to become
                                        or remain Participants hereunder;

                                    3.  To compute the amounts necessary or
                                        desirable to be contributed to the Plan;

                                    4.  To compute the amount and kind of
                                        benefits to which a Participant or
                                        Beneficiary shall be entitled under the
                                        Plan and to direct the Trustee (or
                                        Custodian, if applicable) with respect
                                        to all disbursements under the Plan,
                                        and, when requested by the Trustee (or
                                        Custodian), to furnish the Trustee (or
                                        Custodian) with instructions, in
                                        writing, on matters pertaining to the
                                        Plan and the Trustee (or Custodian) may
                                        rely and act thereon;

                                    5.  To maintain all records necessary for
                                        the administration of the Plan;

                                    6.  To be responsible for preparing and
                                        filing such disclosure and tax forms as
                                        may be required from time-to-time by the Secretary of Labor or the Secretary of the Treasury; and

                                    7.  To furnish each Employee, Participant or
                                        Beneficiary such notices, information
                                        and reports under such circumstances as
                                        may be required by law.

                           D. The Plan Administrator shall have all of the powers necessary or appropriate to accomplish his or her duties under the Plan, including, but not limited to, the following:

                                    1.  To appoint and retain such persons as
                                        may be necessary to carry out the
                                        functions of the Plan Administrator;

                                    2.  To appoint and retain counsel,
                                        specialists or other persons as the Plan
                                        Administrator deems necessary or
                                        advisable in the administration of the
                                        Plan;

                                    3.  To resolve all questions of
                                        administration of the Plan;

                                    4.  To establish such uniform and
                                        nondiscriminatory rules which it deems
                                        necessary to carry out the terms of the
                                        plan;

                                    5. To make any adjustments in a uniform and nondiscriminatory manner which it deems necessary to correct any arithmetical or accounting errors which may have been made for any Plan Year; and

                                    6.  To correct any defect, supply any
                                        omission or reconcile any inconsistency
                                        in such manner and to such extent as
                                        shall be deemed necessary or advisable
                                        to carry out the purpose of the Plan.

         8.03              EXPENSES AND COMPENSATION
                           All reasonable expenses of administration including, but not limited to, those involved in retaining necessary professional assistance may be paid from the assets of the Fund. Alternatively, the Employer may, in its discretion, pay any or all such expenses. Pursuant to uniform and nondiscriminatory rules that the Plan Administrator may establish from time-to time, administrative expenses and expenses unique to a particular Participant may be charged to a Participant's Individual Account or the Plan Administrator may allow Participants to pay such fees outside of the Plan. The Employer shall furnish the Plan Administrator with such clerical and other assistance as the Plan Administrator may need in the performance of his or her duties.

         8.04              INFORMATION FROM EMPLOYER
                           To enable the Plan Administrator to perform his or her duties, the Employer shall supply full and timely information to the Plan Administrator (or his or her designated agents) on all matters relating to the Compensation of all Participants, their regular employment, retirement, death, Disability or Termination of Employment, and such other pertinent facts as the Plan Administrator (or his or her agents) may require. The Plan Administrator shall advise the Trustee (or Custodian, if applicable) of such of the foregoing facts as may be pertinent to the Trustee's (or Custodians) duties under the Plan. The Plan Administrator (or his or her agents) is entitled to rely on such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

SECTION NINE               AMENDMENT AND TERMINATION

         9.01              RIGHT OF PROTOTYPE SPONSOR TO AMEND THE PLAN
                           A.       The Employer, by adopting the Plan,
                                    expressly delegates to the Prototype Sponsor the power, but not the duty, to amend the Plan without any further action or consent of the Employer as the Prototype Sponsor deems necessary for the purpose of adjusting the Plan to comply with all laws and regulations governing pension or profit sharing plans. Specifically, it is understood that the amendments may be made unilaterally by the Prototype Sponsor. However, it shall be understood that the Prototype Sponsor shall be under no obligation to amend the Plan documents and the Employer expressly waives any rights or claims against the Prototype Sponsor for not exercising this power to amend. For purposes of Prototype Sponsor amendments, the mass submitter shall be recognized as the agent of the Prototype Sponsor. If the Prototype Sponsor does not adopt the amendments made by the mass submitter, it will no longer be identical to or a minor modifier of the mass submitter plan.

                           B. An amendment by the Prototype Sponsor shall be accomplished by giving written notice to the Employer of the amendment to be made. The notice shall set forth the text of such amendment and the date such amendment is to be effective. Such amendment shall take effect unless within the 30 day period after such notice is provided, or within such shorter period as the notice may specify, the Employer gives the Prototype Sponsor written notice of refusal to consent to the amendment. Such written notice of refusal shall have the effect of withdrawing the Plan as a prototype plan and shall cause the Plan to be considered an individually designed plan. The right of the Prototype Sponsor to cause the Plan to be amended shall terminate should the Plan cease to conform as a prototype plan as provided in this or any other section.

         9.02              RIGHT OF EMPLOYER TO AMEND THE PLAN
                           The Employer may (1) change the choice of options in the Adoption Agreement; (2) add overriding language in the Adoption Agreement when such language is necessary to satisfy Section 415 or Section 416 of the Code because of the required aggregation of multiple plans; and (3) add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed. An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirement under Section 412(d) of the Code, will no longer participate in this prototype plan and will be considered to have an individually designed plan.

                           An Employer who wishes to amend the Plan to change the options it has chosen in the Adoption Agreement must complete and deliver a new Adoption Agreement to the Prototype Sponsor and Trustee (or Custodian, if applicable). Such amendment shall become effective upon execution by the Employer and Trustee (or Custodian).

                           The Employer further reserves the right to replace the Plan in its entirety by adopting another retirement plan which the Employer designates as a replacement plan.

         9.03              LIMITATION ON POWER TO AMEND
                           No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's Individual Account may be reduced to the extent permitted under
                           Section 412(c)(8) of the Code. For purposes of this paragraph, a plan amendment which has the effect of decreasing a Participant's Individual Account or eliminating an optional form of benefit with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of a Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the Vested percentage (determined as of such date) of such Employee's Individual Account derived from Employer Contributions will not be less than the percentage computed under the Plan without regard to such amendment.

         9.04              AMENDMENT OF VESTING SCHEDULE
                           If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's Vested percentage, or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least 3 Years of Vesting

                           Service with the Employer may elect, within the time set forth below, to have the Vested percentage computed under the Plan without regard to such amendment.

                           For Participants who do not have at least 1 Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "5 Years of Vesting Service" for "3 Years of Vesting Service" where such language appears.

                           The Period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end the later of:

                           A. 60 days after the amendment is adopted;
                           B. 60 days after the amendment becomes effective; or
                           C. 60 days after the Participant is issued written
                              notice of the amendment by the Employer or Plan Administrator.

         9.05              PERMANENCY
                           The Employer expects to continue this Plan and make the necessary contributions thereto indefinitely, but such continuance and payment is not assumed as a contractual obligation. Neither the Adoption Agreement nor the Plan nor any amendment or modification thereof nor the making of contributions hereunder shall be construed as giving any Participant or any person whomsoever any legal or equitable right against the Employer, the Trustee (or Custodian, if applicable) the Plan Administrator or the Prototype Sponsor except as specifically provided herein, or as provided by law.

         9.06              METHOD AND PROCEDURE FOR TERMINATION
                           The Plan may be terminated by the Employer at any time by appropriate action of its managing body. Such termination shall be effective on the date specified by the Employer. The Plan shall terminate if the Employer shall be dissolved, terminated, or declared bankrupt. Written notice of the termination and effective date thereof shall be given to the Trust (or Custodian), Plan Administrator, Prototype Sponsor, Participants and Beneficiaries of deceased Participants, and the required filings (such as the Form 5500 series and others) must be made with the Internal Revenue Service and any other regulatory body as required by current laws and regulations. Until all of the assets have been distributed from the Fund, the Employer must keep the Plan in compliance with current laws and regulations by (a) making appropriate amendments to the Plan and (b) taking such other measures as may be required.

         9.07 CONTINUANCE OF PLAN BY SUCCESSOR EMPLOYER Notwithstanding the preceding Section 9.06, a successor of the Employer may continue the Plan and be substituted in the place of the present Employer. The successor and the present Employer (or, if deceased, the executor of the estate of a deceased Self-Employed Individual who was the Employer) must execute a written instrument authorizing such substitution and the successor must complete and sign a new plan document.

         9.08              FAILURE OF PLAN QUALIFICATION
                           If the Plan fails to retain its qualified status, the Plan will no longer be considered to be part of a prototype plan, and such Employer can no longer participate under this prototype. In such event, the Plan will be considered an individually designed plan.

SECTION TEN                MISCELLANEOUS

         10.01             STATE COMMUNITY PROPERTY LAWS
                           The terms and conditions of this Plan shall be applicable without regard to the community property laws of any state.

         10.02             HEADINGS
                           The headings of the Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

         10.03             GENDER AND NUMBER
                           Whenever any words are used herein in the masculine gender they shall be construed as though they were also used in feminine gender in all cases where they would so apply, and whenever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

         10.04             PLAN MERGER OR CONSOLIDATION
                           In the case of any merger or consolidation of the Plan with, or transfer of assets or liabilities of such Plan to, any other plan, each Participant shall be entitled to receive benefits immediately after the merger, consolidation, or transfer (if the Plan had then terminated) which are equal to or greater than the benefits he or she would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated). The Trustee (or Custodian) has the authority to enter into merger agreements or agreements to directly transfer the assets of this Plan but only if such agreements are made with trustees or custodians of other retirement plans described in Section 401(a) of the Code.

         10.05             STANDARD OF FIDUCIARY CONDUCT
                           The Employer, Plan Administrator, Trustee and any other fiduciary under this Plan shall discharge their duties with respect to this Plan solely in the interests of Participants and their Beneficiaries and with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. No fiduciary shall cause the Plan to engage in any transaction known as a "prohibited transaction" under ERISA.

         10.06             GENERAL UNDERTAKING OF ALL PARTIES
                           All parties to this Plan and all persons claiming any interest whatsoever hereunder agree to perform any and all acts and execute any and all documents and papers which may be necessary or desirable for the carrying out of this Plan and any of its provisions.

         10.07             AGREEMENT BINDS HEIRS, ETC.
                           This Plan shall be binding upon the heirs, executors, administrators, successors and assigns, as those terms shall apply to any and all parties hereto, present and future.

         10.08             DETERMINATION OF TOP-HEAVY STATUS
                           A. For any Plan Year beginning after December 31, 1983, this Plan is a Top-Heavy Plan if any of the following conditions exist:

                                    1.  If the top-heavy ratio for this Plan
                                        exceeds 60% and this Plan is not part of any required aggregation group or permissive aggregation group of plans.
                                    2.  If this Plan is part of a required
                                        aggregation group of plans but not part
                                        of a permissive aggregation group and
                                        the top-heavy ratio for the group of
                                        plans exceeds 60%.
                                    3.  If this Plan is a part of a required
                                        aggregation group and part of a
                                        permissive aggregation group of plans
                                        and the top-heavy ratio for the
                                        permissive aggregation group exceeds
                                        60%.

                                    For purposes of this Section 10.08, the
                                    following terms shall have the meanings
                                    indicated below:

                           B. Key Employee - Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was an officer of the Employer if such individual's annual compensation exceeds 50% of the dollar limitation under Section 415(b)(1)(A) of the Code, an owner (or considered an owner under Section 318 of the Code) of one of the 10 largest interests in the Employer if such individual's compensation exceeds 100% of the dollar limitation under Section 415(c)(1)(A) of the Code, a 5% owner of the Employer, or a 1% owner of the Employer who has an annual compensation of more than $150,000. Annual compensation means compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, Section 402(e)(3),
                                    Section 402(h)(l)(B) or Section 403(b) of the Code. The determination period is the Plan Year containing the determination date and the 4 preceding Plan Years.

                                    The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

                           C.       Top-heavy ratio

                                    1.  If the Employer maintains one or more
                                        defined contribution plans (including
                                        any simplified employee pension plan)
                                        and the Employer has not maintained any
                                        defined benefit plan which during the
                                        5-year period ending on the
                                        determination date(s) has or has bad
                                        accrued benefits, the top-heavy ratio
                                        for this Plan alone or for the required
                                        or permissive aggregation group as
                                        appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the determination date(s) (including any part of any account balance distributed in the 5-year period ending on the determination date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the determination date(s)), both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and the denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

                                    2.  If the Employer maintains one or more
                                        defined contribution plans (including
                                        any simplified employee pension plan)
                                        and the Employer maintains or has
                                        maintained one or more defined benefit
                                        plans which during the 5-year period
                                        ending on the determination date(s) has
                                        or has had any accrued benefits, the
                                        top-heavy ratio for any required or
                                        permissive aggregation group as
                                        appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined accordance with
                                        (1) above, and the resent value of
                                        accrued benefits under the aggregated
                                        defined benefit plan or plans for all
                                        Key Employees as of the determination
                                        date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (1) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the determination date(s), all determined accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made in the 5-year period ending on the determination date.

                                    3.  For purposes of (1) and (2) above, the
                                        value of account balances and the
                                        present value of accrued be determined
                                        as of the most recent valuation date
                                        that falls within or ends with the
                                        12-month period ending on the
                                        determination date, except as provided
                                        in Section 416 of the Code and the
                                        regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (a) who is not a Key Employee but who was a Key Employee in a Prior Year, or (b) who has not been credited with at least one Hour of Service with any employer maintaining the plan at any time during the 5-year period ending on the determination date will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

                                        The accrued benefit of a Participant
                                        other than a Key Employee shall be
                                        determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

                                    4.  Permissive aggregation group: The
                                        required aggregation group of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                                    5.  Required aggregation group: (a) Each
                                        qualified plan of the Employer in which
                                        at least one Key Employee participates
                                        or participated at any time during the
                                        determination period (regardless of
                                        whether the Plan has terminated), and
                                        (b) any other qualified plan of the
                                        Employer which enables a plan described
                                        in (a) to meet the requirements of
                                        sections 401(a)(4) and 410 of the Code.

                                    6.  Determination date: For any Plan Year
                                        subsequent to the first Plan Year, the
                                        last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

                                    7.  Valuation date: For purposes of
                                        calculating the top-heavy ratio, the
                                        valuation date shall be the last day of
                                        each Plan Year.

                                    8.  Present value: For purposes of
                                        establishing the "present value" of
                                        benefits under a defined benefit plan to compute the top-heavy ration, any benefit shall be discounted only for mortality and interest based on the interest rate and morality table specified for this purpose in the defined plan, unless otherwise indicated in the Adoption Agreement.

         10.09             SPECIAL LIMITATIONS FOR OWNER-EMPLOYEES
                           If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy Sections 401(a) and (d) of the Code for the employees of those trades or businesses.

                           If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies Sections 401(a) and (d) of the Code and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

                           If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trade or business which is controlled must be as favorable as those provided for him or her under the most favorable plan of the trade or business which is not controlled.

                           For purposes of the preceding paragraphs, an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees, together:

                           A. own the entire interest in a unincorporated trade or business, or

                           B. in the case of a partnership, own more than 50% of either the capital interest or the profit interest in the partnership.

                           For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

         10.10             INALIENABILITY OF BENEFITS
                           No benefit or interest available hereunder will be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Section 414(p) of the Code.

                           Generally, a domestic relations order cannot be a qualified domestic relations order until January 1, 1985. However, in the case of a domestic relations order entered before such date, the Plan
                           Administrator:

                                    (1) shall treat such order as a qualified
                                        domestic relations order if such Plan
                                        Administrator is paying benefits
                                        pursuant to such order on such date, and

                                    (2) may treat any other such order entered
                                        before such date as a qualified domestic relations order even if such order does not meet the requirements of Section 414(p) of the Code.

                           Notwithstanding any provision of the Plan to the contrary, a distribution to an alternate payee under a qualified domestic relations order shall be permitted even if the participant affected by such order is not otherwise entitled to a distribution and even if such Participant has not attained earliest retirement age as defined in Section 414(p) of the Code.

         10.11             CANNOT ELIMINATE PROTECTED BENEFITS
                           Pursuant to Section 411(d)(6) of the code, and the regulations thereunder, the Employer cannot reduce, eliminate or make subject to Employer discretion any
                           Section 411(d)(6) protected benefit. Where this Plan document is being adopted to amend another plan that contains a protected benefit not provided for in this document, the Employer may attach a supplement to the Adoption Agreement that describes such protected benefit which shall become part of the Plan.

SECTION ELEVEN             401(k) PROVISIONS

                           In addition to Sections 1 through 10, the provisions of this Section 11 shall apply if the Employer has established a 401(k) cash or deferred arrangement
                           (CODA) by completing and signing the appropriate Adoption Agreement.

         11.100            DEFINITIONS
                           The following words and phrases when used in the Plan with initial capital letters shall, for the purposes of this Plan, have the meanings set forth below unless the context indicates that other meanings are intended.

         11.101            ACTUAL DEFERRAL PERCENTAGE (ADP)
                           Means, for a specified group of Participants for a Plan year, the average of the ratios (calculated separately for each Participant in such group) of (1) the amount of Employer contributions actually paid over to the Fund on behalf of such Participant for the Plan year to (2) the participant's Compensation for such Plan year (taking into account only that Compensation paid to the Employee during the portion of the Plan Year he or she was an eligible Participant, unless otherwise indicated in the Adoption Agreement). For purposes of calculating the ADP, Employer contributions on behalf of any Participant shall include: (1) any Elective Deferrals made pursuant to the participant's deferral election, (including Excess Elective Deferrals of Highly Compensated Employees), but excluding (a) Excess Elective Deferrals of Non-highly compensated Employees that arise solely from Elective Deferrals made under the Plan or plans of this Employer and (b) Elective Deferrals that are taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals); and (2) at the election of the Employer, Qualified Nonelective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

         11.102            AGGREGATE LIMIT
                           Means the sum of (1) 125% of the greater of the ADP of the Participants who are not Highly Compensated Employees for the Plan Year or the ACP of the Participants who are not Highly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the CODA; and (2) the lesser of 200% or two plus the lesser of such ADP or ACP. "Lesser" is substituted for "greater" in "(1)" above, and "greater" is substituted for "lesser" after "two plus the" in "(2)" if it would result in a larger Aggregate Limit.

         11.103            AVERAGE CONTRIBUTION PERCENTAGE (ACP)
                           Means the average of the Contribution Percentages of the Eligible Participants in a group.

         11.104            CONTRIBUTING PARTICIPANT
                           Means a Participant who has enrolled as a Contributing Participant pursuant to Section 11.201 and on whose behalf the Employer is contributing Elective Deferrals to the Plan (or is making Nondeductible Employee Contributions).

         11.105            CONTRIBUTION PERCENTAGE
                           Means the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the Plan Year (taking into account only the Compensation paid to the Employee during the portion of the Plan Year he or she was an eligible Participant, unless otherwise indicated in the Adoption Agreement).

         11.106            CONTRIBUTION PERCENTAGE AMOUNTS
                           Means the sum of the Nondeductible Employee
                           Contributions, Matching Contributions, and Qualified Matching Contributions made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, Excess Aggregate Contributions or excess annual additions which are distributed pursuant to Section 11.508. If so elected in the Adoption Agreement, the Employer may include Qualified Nonelective Contributions in the Contribution Percentage Amount. The Employer also may elect to use Elective Deferrals in the Contribution Percentage Amounts so long as the ADP test is met before the

                           Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

         11.107            ELECTIVE DEFERRALS
                           Means any Employer Contributions made to the Plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified CODA as described in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B), any eligible deferred compensation plan under Section 457, any plan as described under
                           Section 501(c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Section 403(b) pursuant to a salary reduction agreement. Elective Deferrals shall not include any deferrals properly distributed as excess annual additions.

                           No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

                           Elective Deferrals may not be taken into account for purposes of satisfying the minimum allocation requirement applicable to Top-Heavy Plans described in Section 3.01(E).

         11.108            ELIGIBLE PARTICIPANT
                           Means any Employee who is eligible to make a Nondeductible Employee Contribution or an Elective Deferral (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution (including Forfeitures thereof) or a Qualified Matching Contribution.

                           If a Nondeductible Employee Contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if such Employee made such a contribution shall be treated as an Eligible Participant on behalf of whom no Nondeductible Employee Contributions are made.

         11.109            EXCESS AGGREGATE CONTRIBUTIONS
                           Means, with respect to any Plan Year, the excess of:

                           A. The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

                           B. The maximum Contribution Percentage Amounts permitted by the ACP test (determined by reducing contribution made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

                           Such determination shall be made after first determining Excess Elective Deferrals pursuant to
                           Section 11.111 and then determining Excess
                           Contributions pursuant to Section 11.110.

         11.110            EXCESS CONTRIBUTIONS
                           Means, with respect to any Plan Year, the excess of:

                           A.       The aggregate amount of Employer
                                    Contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

                           B. The maximum amount of such contributions permitted by the ADP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

         11.111            EXCESS ELECTIVE DEFERRALS
                           Means those Elective Deferrals that are includible in a Participant's gross income under Section 402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as annual additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

         11.112            MATCHING CONTRIBUTION
                           Means an Employer Contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Elective Deferral or a Nondeductible Employee Contribution made by such Participant under a plan maintained by the Employer.

                           Matching Contributions may not be taken into account for purposes of satisfying the minimum allocation requirement applicable to Top-Heavy Plans described in Section 3.01(E).

         11.113            QUALIFIED NONELECTIVE CONTRIBUTIONS
                           Means contributions (other than Matching
                           Contributions or Qualified Matching Contributions) made by the Employer and allocated to Participants' Individual Accounts that the Participants may not elect to receive in cash until distributed from the Plan; that are nonforfeitable when made; and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals and Qualified Matching Contributions.

                           Qualified Nonelective Contribution may be taken into account for purposes of satisfying the minimum allocation requirement applicable to Top-Heavy Plans described in Section 3.01(E).

         11.114            QUALIFIED MATCHING CONTRIBUTIONS
                           Means Matching Contributions which are subject to the distribution and nonforfeitability requirements under
                           Section 401(k) of the Code when made.

         11.115            QUALIFYING CONTRIBUTING PARTICIPANT
                           Means a Contributing Participant who satisfies the requirements described in Section 11.302 to be entitled to receive a Matching Contribution (and Forfeitures, if applicable) for a Plan Year.

         11.200            CONTRIBUTING PARTICIPANT
         11.201            REQUIREMENTS TO ENROLL AS A CONTRIBUTING PARTICIPANT
                           A. Each Employee who satisfies the eligibility requirements specified in the Adoption Agreement may enroll as a Contributing Participant as of any subsequent Entry Date (or earlier if required by Section 2.03) specified in the Adoption Agreement for this purpose. A Participant who wishes to enroll as a Contributing Participant must complete, sign and file a salary reduction agreement (or agreement to make Nondeductible Employee Contributions) with the Plan Administrator.

                           B.       Notwithstanding the times set forth in
                                    Section 11.201(A) as of which a Participant may enroll as a Contributing Participant, the Plan Administrator shall have the authority to designate, in a nondiscriminatory manner, additional enrollment times during the 12 month period beginning on the Effective Date (or the date that Elective Deferrals may commence, if later) in order that an orderly first enrollment might be completed. In addition, if the Employer has indicated in the Adoption Agreement that Elective Deferrals may be based on bonuses, then Participants shall be afforded a reasonable period of time prior to the issuance of such bonuses to elect to defer them into the Plan.

         11.202            CHANGING ELECTIVE DEFERRAL AMOUNTS
                           A Contributing Participant may modify his or her salary reduction agreement (or agreement to make Nondeductible Employee Contributions) to increase or decrease (within the limits placed on Elective Deferrals (or Nondeductible Employee Contributions) in the Adoption Agreement) the amount of his or her Compensation deferred into the Plan. Such modification may only be made as of the dates specified in the Adoption Agreement for this purpose, or as of any other more frequent date(s) if the Plan Administrator permits in a uniform and nondiscriminatory manner. A Contributing Participant who desires to make such a modification shall complete, sign and file a new salary reduction agreement (or agreement to make Nondeductible Employee Contribution) with the Plan Administrator. The Plan Administrator may prescribe such uniform and nondiscriminatory rules it deems appropriate to carry out the terms of this Section.

         11.203            CEASING ELECTIVE DEFERRALS
                           A Participant may cease Elective Deferrals (or Nondeductible Employee Contributions) and thus withdraw as a Contributing Participant as of the dates specified in the Adoption Agreement for this purpose (or as of any other date if the Plan Administrator so permits in a uniform and nondiscriminatory manner) by revoking the authorization to the Employer to make Elective Deferrals (or Nondeductible Employee Contributions) on his or her behalf. A Participant who desires to withdraw as a Contributing Participant shall give written notice of withdrawal to the Plan Administrator at least thirty days (or such lesser period of days as the Plan Administrator shall permit in a uniform and nondiscriminatory manner) before the effective date of withdrawal. A Participant shall cease to be a Contributing Participant upon his or her Termination of Employment, or an account of termination of the Plan.

         11.204 RETURN AS A CONTRIBUTING PARTICIPANT AFTER CEASING ELECTIVE DEFERRALS
                           A Participant who has withdrawn as a Contributing Participant under Section 11.203 (or because the Participant has taken a hardship withdrawal pursuant to Section 11.503) may not again become a Contributing Participant until the dates set forth in the Adoption Agreement for this purpose, unless the Plan Administrator, in a uniform and nondiscriminatory manner, permits withdrawing Participants to resume their status as Contributing Participants sooner.

         11.205            CERTAIN ONE-TIME IRREVOCABLE ELECTIONS
                           This Section 11.205 applies where the Employer has indicated in the Adoption Agreement that an Employee may make a one-time irrevocable election to have the Employer make contributions to the Plan on such Employee's behalf. In such event, an Employee may elect, upon the Employee's first becoming eligible to participate in the Plan, to have contributions equal to a specified amount or percentage of the Employee's Compensation (including no amount of Compensation) made by the Employer on the Employee's behalf to the Plan (and to any other plan of the Employer) for the duration of the Employee's employment with the Employer. Any contributions made pursuant to a one-time irrevocable election described in this Section are not treated as made pursuant to a cash or deferred election, are not Elective Deferrals and are not includible in an Employee's gross income.

                           The Plan Administrator shall establish such uniform and nondiscriminatory procedures as it deems necessary or advisable to administer this provision.

         11.300            CONTRIBUTIONS

         11.301            CONTRIBUTIONS BY EMPLOYER
                           The Employer shall make contributions to the Plan in accordance with the contribution formulas specified in the Adoption Agreement.

         11.302            MATCHING CONTRIBUTIONS
                           The Employer may elect to make Matching Contributions under the Plan on behalf of Qualifying Contributing Participants as provided in the Adoption Agreement. To be a Qualifying Contributing Participant for a Plan Year, the Participant must make Elective Deferrals (or Nondeductible Employee Contributions, if the Employer has agreed to match such contributions) for the Plan Year, satisfy any age and Years of Eligibility Service requirements that are specified for Matching Contributions in the Adoption Agreement and also satisfy any additional conditions set forth in the Adoption Agreement for this purpose. In a uniform and nondiscriminatory manner, the Employer may make Matching Contributions at the same time as it contributes Elective Deferrals or at any other time as permitted by laws and regulations.

         11.303            QUALIFIED NONELECTIVE CONTRIBUTIONS
                           The Employer may elect to make Qualified Nonelective Contributions under the Plan on behalf of Participants as provided in the Adoption Agreement.

                           In addition, in lieu of distributing Excess
                           Contributions as provided in Section 11.505 of the Plan, or Excess Aggregate Contributions as provided in Section 11.506 of the Plan, and to the extent elected by the Employer in the Adoption Agreement, the Employer may make Qualified Nonelective Contributions on behalf of Participants who are not Highly Compensated Employees that are sufficient to satisfy either the Actual Deferral Percentage test or the Average Contribution Percentage test, or both, pursuant to regulations under the Code.

         11.304            QUALIFIED MATCHING CONTRIBUTIONS
                           The Employer may elect to make Qualified Matching Contributions under the Plan on behalf of Participants as provided in the Adoption Agreement.

         11.305            NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS
                           Notwithstanding Section 3.02, if the Employer so allows in the Adoption Agreement, a Participant may contribute Nondeductible Employee Contributions to the Plan.

                           If the Employer has indicated in the Adoption Agreement that Nondeductible Employee Contributions will be mandatory, then the Employer shall establish uniform and nondiscriminatory rules and procedures for Nondeductible Employee Contributions as it deems necessary and advisable including, but not limited to, rules describing in amounts or percentages of Compensation Participants may or must contribute to the Plan.

                           A separate account will be maintained by the Plan Administrator for the Nondeductible Employee Contributions for each Participant.

                           A Participant may, upon a written request submitted to the Plan Administrator, withdraw the lesser of the portion of his or her Individual Account attributable to his or her Nondeductible Employee Contributions or the amount he or she contributed as Nondeductible Employee Contributions.

                           Nondeductible Employee Contributions and earnings thereon will be nonforfeitable at all times. No Forfeiture will occur solely as a result of an Employees withdrawal of Nondeductible Employee Contributions.

         11.400            NONDISCRIMINATION TESTING

         11.401            ACTUAL DEFERRAL PERCENTAGE TEST (ADP)

                           A. LIMITS ON HIGHLY COMPENSATED EMPLOYEES - The Actual Deferral Percentage (hereinafter "ADP") for Participants who are Highly Compensated Employees for each Plan Year and the ADP for Participants who are not Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                                    1.  The ADP for Participants who are Highly
                                        Compensated Employees for the Plan Year
                                        shall not exceed the ADP for
                                        Participants who are not Highly
                                        Compensated Employees for the same Plan
                                        Year multiplied by 1.25; or

                                    2.  The ADP for Participants who are Highly
                                        Compensated Employees for the Plan Year
                                        shall not exceed the ADP for
                                        Participants who are not Highly
                                        Compensated Employees for the same Plan
                                        Year multiplied by 2.0 provided that the ADP for Participants who are Highly Compensated Employees does not exceed the ADP for Participants who are not Highly Compensated Employees by more than 2 percentage points.

                           B.       SPECIAL RULES

                                    1.  The ADP for any Participant who is a
                                        Highly Compensated Employee for the Plan
                                        Year and who is eligible to have
                                        Elective Deferrals (and Qualified
                                        Nonelective Contributions or Qualified
                                        Matching Contributions, or both, if
                                        treated as Elective Deferrals for
                                        purposes of the ADP test) allocated to
                                        his or her Individual Accounts under two or more arrangements described in
                                        Section 401(k) of the Code, that are
                                        maintained by the Employer, shall be
                                        determined as if such Elective Deferrals
                                        (and, if applicable, such Qualified
                                        Nonelective Contributions or Qualified
                                        Matching Contributions, or both) were
                                        made under a single arrangement. If a
                                        Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under
                                        Section 401(k) of the Code.

                                    2.  In the event that this Plan satisfies
                                        the requirements of Sections 401(k),
                                        401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section 11.401 shall be applied by determining the ADP of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year.

                                    3. For purposes of determining the ADP of a Participant who is a 5% owner or one of the 10 most highly paid Highly Compensated Employees, the Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) and Compensation of such Participant shall include the Elective Deferrals (and, if applicable, Qualified Nonelective Contributions and Qualified Matching Contributions, or both) and Compensation for the Plan Year of family members (as defined in Section 414(q)(6) of the Code). Family members, with respect to such Highly Compensated Employees, shall be disregarded as separate Employees in determining the ADP both for Participants who are not Highly Compensated Employees and for Participants who are Highly Compensated Employees.

                                    4.  For purposes of determining the ADP
                                        test, Elective Deferrals, Qualified
                                        Nonelective Contributions and Qualified
                                        Matching Contributions must be made
                                        before the last day of the 12 month
                                        period immediately following the Plan
                                        Year to which contributions relate.

                                    5.  The Employer shall maintain records
                                        sufficient to demonstrate satisfaction
                                        of the ADP test and the amount of
                                        Qualified Nonelective Contributions or
                                        Qualified Matching Contributions, or
                                        both, used in such test.

                                    6.  The determination and treatment of the
                                        ADP amounts of any Participant shall
                                        satisfy such other requirements as may
                                        be prescribed by the Secretary of the
                                        Treasury.

                                    7.  If the Employer elects to take Qualified
                                        Matching Contributions into account as
                                        Elective Deferrals for purposes of the
                                        ADP test, then (subject to such other
                                        requirements as may be prescribed by the Secretary of the Treasury) unless otherwise indicated in the Adoption Agreement, only the amount of such Qualified Matching Contributions that are needed to meet the ADP test shall be taken into account.

                                    8. In the event that the Plan Administrator determines that it is not likely that the ADP test will be satisfied for a particular Plan Year unless certain steps are taken prior to the end of such Plan Year, the Plan Administrator may require Contributing Participants who are Highly Compensated Employees to reduce their Elective Deferrals for such Plan Year in order to satisfy that requirement. Said reduction shall also be required by the Plan Administrator in the event that the Plan Administrator anticipates that the Employer will not be able to deduct all Employer Contributions from its income for Federal income tax purposes.

         11.402 LIMITS ON NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS AND MATCHING CONTRIBUTIONS

                           A. LIMITS ON HIGHLY COMPENSATED EMPLOYEES - The Average Contribution Percentage (hereinafter "ACP") for Participants who are Highly Compensated Employees for each Plan Year and the ACP for Participants who are not Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                                    1.  The ACP for Participants who are Highly
                                        Compensated Employees for the Plan Year
                                        shall not exceed the ACP for
                                        Participants who are not Highly
                                        Compensated Employees for the same Plan
                                        Year multiplied by 1.25; or

                                    2.  The ACP for Participants who are Highly
                                        Compensated Employees for the Plan Year
                                        shall not exceed the ACP for
                                        Participants who are not Highly
                                        Compensated Employees for the same Plan
                                        Year multiplied by 2, provided that the
                                        ACP for the Participants who are Highly
                                        Compensated Employees does not exceed
                                        the ACP for Participants who are not
                                        Highly Compensated Employees by more
                                        than 2 percentage points.

                           B.       SPECIAL RULES

                                    1.  Multiple Use - If one or more Highly
                                        Compensated Employees participate in
                                        both a CODA and a plan subject to the
                                        ACP test maintained by the Employer and
                                        the sum of the ADP and

                                        ACP of those Highly Compensated
                                        Employees subject to either or both
                                        tests exceeds the Aggregate Limit, then, as elected in the Adoption Agreement, the ACP or the ADP of those Highly Compensated Employees who also participate in a CODA will be reduced (beginning with such Highly Compensated Employee whose ACP (or ADP, if elected) is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's
                                        Contribution Percentage Amounts (or ADP, if elected) is reduced shall be treated as an Excess Aggregate Contribution (or Excess Contribution, if elected). The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if the ADP and ACP of the Highly Compensated Employees does not exceed
                                        1.25 multiplied by the ADP and ACP of
                                        the Participants who are not Highly
                                        Compensated Employees.

                                    2. For purposes of this Section 11.402, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her Individual Account under two or more plans described in Section 401(a) of the Code, or arrangements described in Section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(m) of the Code.

                                    3.  In the event that this Plan satisfies
                                        the requirements of Sections 401(m),
                                        401(a)(4) or 410(b) of the Code only if
                                        aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same Plan Year.

                                    4.  For purposes of determining the
                                        Contribution Percentage of a Participant who is a 5% owner or one of the 10 most highly paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Participant shall include the
                                        Contribution Percentage Amounts and
                                        Compensation for the Plan Year of family members, (as defined in Section 414(q)(6) of the Code). Family members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Contribution Percentage both for Participants who are not Highly Compensated Employees and for
                                        Participants who are Highly Compensated
                                        Employees.

                                    5.  For purposes of determining the
                                        Contribution Percentage test,
                                        Nondeductible Employee Contributions are considered to have been made in the Plan Year in which contributed to the Fund. Matching Contributions and Qualified Nonelective Contributions will be considered made for a Plan Year if made no later than the end of the 12 month period beginning on the day after the close of the Plan Year.

                                    6.  The Employer shall maintain records
                                        sufficient to demonstrate satisfaction
                                        of the ACP test and the amount of
                                        Qualified Nonelective Contributions or
                                        Qualified Matching Contributions, or
                                        both, used in such test.

                                    7.  The determination and treatment of the
                                        Contribution Percentage of any
                                        Participant shall satisfy such other
                                        requirements as may be prescribed by the Secretary of the Treasury.

                                    8.  If the Employer elects to take Qualified
                                        Nonelective Contributions into account
                                        as Contribution Percentage Amounts for
                                        purposes of the ACP test, then (subject
                                        to such other requirements as may be
                                        prescribed by the Secretary of the
                                        Treasury) unless otherwise indicated in
                                        the Adoption Agreement, only the amount
                                        of such Qualified Nonelective
                                        Contributions that are needed to meet
                                        the ACP test shall be taken into
                                        account.

                                    9.  If the Employer elects to take Elective
                                        Deferrals into account as Contribution
                                        Percentage Amounts for purposes of the
                                        ACP test, then (subject to such other
                                        requirements as may be
                                        prescribed, by the Secretary of the
                                        Treasury) unless otherwise indicated in
                                        the Adoption Agreement, only the amount
                                        of such Elective Deferrals that are
                                        needed to meet the ACP test shall be
                                        taken into account.

         11.500            DISTRIBUTION PROVISIONS

         11.501            GENERAL RULE
                           Distributions from the Plan are subject to the provisions of Section 6 and the provisions of this
                           Section 11. In the event of a conflict between the provisions of Section 6 and Section 11, the provisions of Section 11 shall control.

         11.502            DISTRIBUTION REQUIREMENTS
                           Elective Deferrals, Qualified Nonelective
                           Contributions, and Qualified Matching Contributions, and income allocable to each are not distributable to a Participant or his or her Beneficiary or Beneficiaries, in accordance with such Participant's or Beneficiary or Beneficiaries' election, earlier than upon separation from service, death or disability.

                           Such amounts may also be distributed upon

                           A.       Termination of the Plan without the
                                    establishment of another defined
                                    contribution plan, other than an employee stock ownership plan (as defined in Section 4975(e) or Section 409 of the Code) or a simplified employee pension plan as defined in Section 408(k).

                           B. The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

                           C. The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

                           D. The attainment of age 59 1/2 in the case of a profit sharing plan.

                           E. If the Employer has so elected in the Adoption Agreement, the hardship of the Participant as described in Section 11.503.

                                    All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to the spousal and Participant consent requirements (if applicable) contained in Section 401(a)(11) and 417 of the Code. In addition, distributions after March 31, 1988, that are triggered by any of the first three events enumerated above must be made in a lump sum.

         11.503            HARDSHIP DISTRIBUTION
                           A. GENERAL - If the Employer has so elected in the Adoption Agreement, distribution of Elective Deferrals (and any earnings credited to a Participant's account as of the end of the last Plan Year, ending before July 1, 1989) may be made to a Participant in the event of hardship. For the purposes of this Section, hardship is defined as an immediate and heavy financial need of the Employee where such Employee lacks other available resources. Hardship distributions are subject to the spousal consent requirements contained in Sections 401(a)(11) and 417 of the Code.

                           B.       SPECIAL RULES

                                    1.  The following are the only financial
                                        needs considered immediate and heavy:
                                        expenses incurred or necessary for
                                        medical care, described in Section
                                        213(d) of the Code, of the Employee, the Employee's spouse or dependents; the purchase (excluding mortgage payments) of a principal residence for the Employee; payment of tuition and related educational fees for the next 12 months of post-secondary education for the Employee, the Employee's spouse, children or dependents; or the need to prevent the eviction of the Employee from, or a foreclosure on the mortgage of, the Employee's principal residence.


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

                                    2.  A distribution will be considered as
                                        necessary to satisfy an immediate and
                                        heavy financial need of the Employee
                                        only if:

                                        a.  The Employee has obtained all
                                            distributions, other than hardship
                                            distributions, and all nontaxable
                                            loans under all plans maintained by
                                            the Employer;

                                        b.  All plans maintained by the Employer
                                            provide that the Employee's Elective
                                            Deferrals (and Nondeductible
                                            Employee Contributions) will be
                                            suspended for 12 months after the
                                            receipt of the hardship
                                            distribution;

                                        c.  The distribution is not in excess of
                                            the amount of an immediate and heavy
                                            financial need (including amounts
                                            necessary to pay any Federal, state
                                            or local income taxes or penalties
                                            reasonably anticipated to result
                                            from the distribution); and

                                        d.  All plans maintained by the Employer
                                            provide that the Employee may not
                                            make Elective Deferrals for the
                                            Employee's taxable year immediately
                                            following the taxable year of the
                                            hardship distribution in excess of
                                            the applicable limit under Section
                                            402(g) of the Code for such taxable
                                            year less the amount of such
                                            Employee's Elective Deferrals for
                                            the taxable year of the hardship
                                            distribution.

         11.504            DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS

                           A. GENERAL RULE - A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Plan Administrator on or before the date specified in the Adoption Agreement of the amount of the Excess Elective Deferrals to be assigned to the Plan. A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of the Employer.

                                    Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose Individual Account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

                           B. DETERMINATION OF INCOME OR LOSS - Excess Elective Deferrals shall be adjusted for any income or loss up to the date of distribution. The income of loss allocable to Excess Elective Deferrals is the sum of:
                                    (1) income or loss allocable to the
                                    Participant's Elective Deferral account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Elective Deferrals for the year and the denominator is the Participant's Individual Account balance attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year; and
                                    (2) 10% of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month. Notwithstanding the preceding sentence, the Plan Administrator may compute the income or loss allocable to Excess Elective Deferrals in the manner described in Section 4 (i.e., the usual manner used by the Plan for allocating income or loss to Participants' Individual Accounts), provided such method is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year.

         11.505            DISTRIBUTION OF EXCESS CONTRIBUTIONS

                           A. GENERAL RULE - Notwithstanding any other provision of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose Individual Accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10% excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees. Excess Contributions of Participants who are subject to the family member aggregation rules shall be allocated among the


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

                                    family members in proportion to the Elective
                                    Deferrals (and amounts treated as Elective
                                    Deferrals) of each family member that is combined to determine the combined ADP.

                                    Excess Contributions (including the amounts recharacterized) shall be treated as annual additions under the Plan.

                           B. DETERMINATION OF INCOME OR LOSS - Excess Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions is the sum of: (1) income or loss allocable to Participant's Elective Deferral account (and, if applicable, the Qualified Nonelective Contribution account or the Qualified Matching Contributions account or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator is the Participant's Individual Account balance attributable to Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the ADP test) without regard to any income or loss occurring during such Plan Year; and (2) 10% of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month. Notwithstanding the preceding sentence, the Plan Administrator may compute the income or loss allocable to Excess Contributions in the manner described in Section 4 (i.e., the usual manner used by the Plan for allocating income or loss to Participants' Individual Accounts), provided such method is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year.

                           C. ACCOUNTING FOR EXCESS CONTRIBUTIONS - Excess Contributions shall be distributed from the Participant's Elective Deferral account and Qualified Matching Contribution account (if applicable) in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Nonelective Contribution account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Deferral account and Qualified Matching Contribution account.

         11.506            DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS

                           A. GENERAL RULE - Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions of Participants who are subject to the family member aggregation roles shall be allocated among the family members in proportion to the Employee and Matching Contributions (or amounts treated as Matching Contributions) of each family member that is combined to determine the combined ACP. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10% excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts.

                                    Excess Aggregate Contributions shall be
                                    treated as annual additions under the Plan.

                           B. DETERMINATION OF INCOME OR LOSS - Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions is the sum of: (1) income or loss allocable to the Participant's Nondeductible Employee
                                    Contribution account, Matching Contribution account (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Qualified Nonelective
                                    Contribution account and Elective Deferral account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator is the Participant's Individual Account balance(s) attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year; and (2)10% of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month. Notwithstanding the preceding sentence, the Plan Administrator may compute the income or loss allocable to Excess Aggregate Contributions in the manner described in Section 4 (i.e., the usual manner used by the Plan for allocating income or loss to


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

                                    Participants' Individual Accounts), provided such method is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year.

                           C.       FORFEITURES OF EXCESS AGGREGATE
                                    CONTRIBUTIONS - Forfeitures of Excess
                                    Aggregate Contributions may either be
                                    reallocated to the accounts of Contributing
                                    Participants who are not Highly Compensated
                                    Employees or applied to reduce Employer
                                    Contributions, as elected by the Employer in the Adoption Agreement.

                           D.       ACCOUNTING FOR EXCESS AGGREGATE
                                    CONTRIBUTIONS - Excess Aggregate
                                    Contributions shall be forfeited, if
                                    forfeitable or distributed on a pro rata basis from the Participant's Nondeductible Employee Contribution account, Matching Contribution account, and Qualified Matching Contribution account (and, if applicable, the Participant's Qualified Nonelective Contribution account or Elective Deferral account, or both).

         11.507            RECHARACTERIZATION
                           A Participant may treat his or her Excess
                           Contributions as an amount distributed to the Participant and then contributed by the Participant to the Plan. Recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Elective Deferrals. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Nondeductible Employee Contributions made by that Employee would exceed any stated limit under the Plan on Nondeductible Employee Contributions.

                           Recharacterization must occur no later than two and one-half months after the last day of the Plan Year in which such Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's tax year in which the Participant would have received them in cash.

         11.508            DISTRIBUTION OF ELECTIVE DEFERRALS IF EXCESS ANNUAL
                           ADDITIONS
                           Notwithstanding any other provision of the Plan, a Participant's Elective Deferrals shall be distributed to him or her to the extent that the distribution will reduce an excess annual addition (as that term is described in Section 3.05 of the Plan).

         11.600            VESTING

         11.601            100% VESTING ON CERTAIN CONTRIBUTIONS
                           The Participant's accrued benefit derived from Elective Deferrals, Qualified Nonelective Contributions, Nondeductible Employee Contributions, and Qualified Matching Contributions is nonforfeitable. Separate accounts for Elective Deferrals, Qualified Nonelective Contributions, Nondeductible Employee Contributions, Matching Contributions, and Qualified Matching Contributions will be maintained for each Participant. Each account will be credited with the applicable contributions and earnings thereon.

         11.602 FORFEITURES AND VESTING OF MATCHING CONTRIBUTIONS Matching Contributions shall be Vested in accordance with the vesting schedule for Matching Contributions in the Adoption Agreement. In any event, Matching Contributions shall be fully Vested at Normal Retirement Age, upon the complete or partial termination of the profit sharing plan, or upon the complete discontinuance of Employer Contribution. Notwithstanding any other provisions of the Plan, Matching Contributions or Qualified Matching Contributions must be forfeited if the contributions to which they relate are Excess Elective Deferrals, Excess Contributions, Excess Aggregate Contributions or excess annual additions which are distributed pursuant to Section 11.508. Such Forfeitures shall be allocated in accordance with Section 3.01(C).

                           When a Participant incurs a Termination of Employment, whether a Forfeiture arises with respect to Matching Contributions shall be determined in accordance with Section 6.01(D).






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